UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05038

Clearwater Investment Trust

(Exact name of registrant as specified in charter)

2000 Wells Fargo Place, 30 East 7th Street, Saint Paul, Minnesota 55101-4930

(Address of principal executive offices) (Zip code)

Stephen G. Simon

Fiduciary Counselling, Inc.

2000 Wells Fargo Place, 30 E. 7th Street

Saint Paul, Minnesota 55101-4930

Copy to:

John O’Hanlon, Esq.

Dechert LLP

One International Place, 40th Floor

100 Oliver Street

Boston, Massachusetts 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code:	651-228-0935

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2016

Item 1. Reports to Stockholders

CLEARWATER INVESTMENT TRUST

Clearwater Core Equity Fund

Clearwater Small Companies Fund

Clearwater Tax-Exempt Bond Fund

Clearwater International Fund

Annual Report
for the year ended
December 31, 2016

Letter to Shareholders

(unaudited)

February 27, 2017

This annual report provides information regarding the performance and holdings of the Clearwater Investment Trust mutual funds (the “Funds”) for the year ended December 31, 2016. During 2016, the Clearwater Tax-Exempt Bond Fund outperformed its benchmark while the Clearwater Core Equity Fund, the Clearwater Small Companies Fund, and the Clearwater International Fund underperformed their respective benchmarks.

We encourage you to read this annual report as it contains important information about the Funds. The Funds’ investment manager, the Clearwater Management Company, and the portfolio managers who act as subadvisers to the Funds provide commentary in the next section, titled Management Discussion of Clearwater Funds’ Performance. Additionally, this report includes information describing the contract renewal process in November and December 2016, during which the Board of Trustees reviewed the services provided, performance, and fees charged by the Clearwater Management Company and that of each subadviser to the Funds. In November 2016, the Trust terminated Osterweis Capital Management, LLC as subadviser to the Clearwater Core Equity Fund and the assets that had been with that manager were equally allocated to AQR Capital Management, LLC and O’Shaughnessy Asset Management, LLC, who both utilize an active management style.

The Funds’ updated annual Prospectus will be sent to you at the beginning of May 2017. This annual update of the Prospectus and the related Statement of Additional Information, which is available by request to your Financial Consultant at Fiduciary Counselling, Inc., includes a detailed discussion of the investment objectives and risks of investing in each Fund. We believe this will help you better understand how shareholder assets are invested and managed. For additional information that is available at this time, please see the Clearwater Mutual Funds’ current Prospectus and Statement of Additional Information.

We hope the information disclosed within this annual report is helpful in understanding the 2016 results of each of the Funds. We appreciate your continued confidence and your choice to invest with us.

Justin H. Weyerhaeuser	James E. Johnson
President	Chairman
Clearwater Investment Trust	Clearwater Investment Trust

Management Discussion of Clearwater Funds’ Performance

Clearwater Core Equity Fund

The Clearwater Core Equity Fund seeks long-term growth of capital. Current income, to the extent income is produced by the stocks held by the Fund, is a secondary objective. Under normal market conditions, the Clearwater Core Equity Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. companies. The Clearwater Core Equity Fund’s assets are managed in a “multi-manager, multi-style” approach. As of December 31, 2016, the Core Equity Fund had three subadvisers that provided day-today management of Fund assets. Parametric Portfolio Associates LLC (“Parametric”), with approximately 60% of the Fund’s assets, manages its portion of the Fund’s assets to seek investment results that match, before fees and expenses, the investment results of the Russell 1000® Index as closely as possible without requiring the Fund to realize taxable gains. The remaining 40% of the Fund’s assets are divided between AQR Capital Management, LLC (“AQR”) and O’Shaughnessy Asset Management, LLC (“OSAM”), who both utilize an active management style. Osterweis Capital Management, LLC (“Osterweis”), another active manager, was terminated late in the year.

2016 Market Overview:

Domestic large capitalization equities achieved a welcomed double-digit return in 2016. The dominant factors influencing share prices were slow, but persistent, growth of the U.S. economy, the avoidance of a “hard landing” by China, and an expectation for pro-growth policies under a Trump administration.

2016 Performance and 2017 Outlook:

The Clearwater Core Equity Fund gained 11.0%, net of fees, in 2016 compared to an increase of 12.1% for the Russell 1000® Index, the Fund’s benchmark. Parametric, the subadviser that follows a tax-managed strategy, slightly underperformed the Fund’s benchmark. Of the active managers, AQR and Osterweis underperformed the Fund benchmark in 2016, while OSAM modestly outperformed. The subadvisory contract with Osterweis was terminated in November and the assets that had been with that manager were equally allocated to AQR and OSAM.

Each of the three current subadvisers comment on the performance of their respective portfolios and their outlook for the next year in the paragraphs below. For comparison of the subadvisers’ capabilities, performance is shown gross of fees. The Fund pays a single advisory fee to Clearwater Management Co., Inc., which in turn pays the subadvisers out of its advisory fee.

Although the overall performance of the Clearwater Core Equity Fund is measured against its benchmark, as stated above, each of the underlying subadvisers may manage their portion of the Fund against a different benchmark that aligns more closely with their particular strategy. In each section below, the subadvisers discuss their view of the market over the last twelve months, the performance of their portfolios with respect to the benchmark against which their particular portfolio is managed and their outlook for the next twelve months.

AQR Commentary

General Market Overview:

We trade a set of strategies based on the value, momentum, and profitability signals of individual securities that seek a positive expected return (vs. the appropriate benchmark) in a variety of economic environments. Because our investment approach employs a systematic set of rules based on economic intuition and rigorous testing to ensure they are robust across time, macro environments, and geographies, we typically do not offer general market overviews.

2016 Performance:

For the period from January 2016 until December 2016 month-end, the Russell 1000® Index returned 12.1% while the portion of the Clearwater Core Equity Fund managed by AQR (the “Portfolio”) had gross returns of 8.6%, underperforming the benchmark by 3.5%. Stock selection within sectors detracted from performance while sector selection contributed positively to performance. The Portfolio performed worst in the Financials sector where stock selection underperformed, while sector selection outperformed for the period.

2017 Outlook:

In terms of sector positioning, we are currently overweight in Industrials while being underweight in Energy. With regard to long-term attractiveness, we see value as more attractive in the U.S.

OSAM Commentary

General Market Overview:

The 2016 Presidential Election was a defining moment for investment factors in 2016 and marked a surge in equity market returns. It also saw a reversal for many investment factors and sectors from earlier in the year. Valuation metrics and shareholder yield started to come into favor in Q3 of 2016, but accelerated in the market for the months following the election. Conversely, poor returns to strong momentum and earnings growth accelerated their slide from earlier in the year. Value has outperformed growth based on Russell’s definitions as well, with the Russell 1000® Value outperforming the Russell 1000® Growth by 4.8% after the election. Sectors had a similar transition. Banks within the Financials sector have been surging since the election due to the prospects of reduced regulation and a rising rate environment, which are expected to help profits from loan activity. Utilities and Consumer Staples sectors, which tend to attract more income-oriented investors, have struggled since rising rates have increased bond yields. For much of the past five years, monetary policy has been a catalyst for growth in the market with the U.S. Federal Reserve (“Fed”) maintaining low rates to spur growth. We feel that the market is now pricing in that fiscal policy from the incoming Trump cabinet and that a Republican led Congress may help push growth as the Fed begins to raise rates.

2016 Performance:

The portion of the Clearwater Core Equity Fund managed by OSAM (the “Portfolio”) underperformed the benchmark for the year ending December 31, 2016, returning 12.5% (gross of fees) while the Russell 1000® Value Index returned 17.3%. Momentum struggled for the year and detracted from excess returns. Quality exposures to our earnings quality, earnings growth, and financial strength factors had mixed performance, and marginally detracted on the year. Industry and selection effects were also negative on the year—primarily driven by our lack of exposure to Commercial Banks and selection within the Consumer Discretionary sector. For the year, cheap stocks outperformed the market, and our exposure to the value factor helped returns. Similarly, companies with high shareholder yields also outperformed. Because shareholder yield is a component of our value theme, some of the benefits are coming through in the positive value exposure and impact for the year.

2017 Outlook:

We’ve recently extensively explored the differences in methodology between our own definition of “Value” and that used to determine the constituents and weightings of the Russell 1000® Value Index. Russell categorizes stocks as value stocks based on 1) their price-to-book ratios and 2) their sales and earnings growth (where low growth = value). A large reason that we outperformed the 12.0% return of the S&P 500® in 2016, but lost to the Russell 1000® Value Index, is that price-to-book was a strong performing value factor for the year, and particularly during the fourth quarter. We avoid using the price-to-book factor for what we believe to be good reasons. In a recent piece called “Price-to-Book’s Growing Blind Spot,” we explained why price-to-book is a suboptimal measure of cheapness. First, the factor spreads (cheap minus expensive stocks) have narrowed considerably for price-to-book in the U.S., while other value factors have continued to work well. The problem with the factor is exaggerated among stocks with large changes to their share count (share repurchase or share issuance). Given our emphasis on buybacks in Market Leaders Core (our name for the strategy we employ for the Portfolio), this is a significant issue. We have found there to be a distinct disadvantage to price-to-book among stocks with active share repurchase history. Among more share active companies (meaning the stocks issued or repurchased 5% or more of their shares), price-to-book has generally failed to provide any edge (forward excess returns for the cheaper stocks from 1983-2015). It has been a great year for price-to-book (and benchmarks that use it in their index methodology), but longer term we believe other measures of value will provide strong results for our investors. Based on our key themes, we believe the Market Leaders Core strategy is well positioned versus its benchmark and relative to the overall market. The Portfolio’s companies have higher levels of return on capital, lower reliance on external financing, and trade at deep discounts across a number of valuation factors. They are also returning capital to shareholders at more than two times the rate of the benchmark (shareholder yield of 7.3% versus 2.7% for the benchmark). These combined advantages can only be delivered by a portfolio which is distinct from the benchmark. We believe that the Portfolio continues to represent a unique take on the U.S. market.

Parametric Commentary

General Market Overview:

It was a turbulent year for U.S. stocks, with the major U.S. Indexes plunging into correction territory during the first six weeks of 2016 and then fully recovering by the end of the first quarter. The specter of the United Kingdom voting to leave the European Union, commonly referred to as Brexit, shocked investors, but the panic appeared brief as U.S. stocks quickly rebounded by the end of the second quarter to pre-Brexit vote levels. While the broad market seemed to move steadily upward, there was material volatility in economic sector returns, a phenomenon seen all year, as large sector return differences suggested investors were vacillating. The surprising Donald Trump win in the presidential election was a turning point for the U.S. equity market, as it reversed a slight decline at the point of the election to finish the year solidly positive.

2016 Performance:

The portion of the Clearwater Core Equity Fund managed by Parametric underperformed its benchmark for the full year 2016, returning 11.9% gross of fees while the Russell 1000® Index returned 12.1%. One third of the underperformance to the benchmark can be attributed to a slight overweight to Health Care, which was the worst performing sector with a (2.7%) return for the year. Stock selection within Energy, Consumer Staples, and Telecommunication sectors also contributed to underperformance. The top five securities contributing to the underperformance were Gilead Sciences, Verizon Communications, McKesson Corporation, Express Scripts and IBM.

2017 Outlook:

Almost lost in the election impact on equities was the highly-anticipated December increase in interest rates, as the Fed raised the benchmark federal funds rate for only the second time since the financial crisis of 2008. We anticipate that further rate increases may depend on how much Congress and the new President cut taxes, spend on infrastructure, and how those actions may spur on inflation. As this unfolds, we feel that these decisions will weigh on investor uncertainty and market outlook.

Clearwater Small Companies Fund

The Clearwater Small Companies Fund seeks long-term growth of capital. Current income is a secondary objective. Under normal market conditions, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small companies. The Fund defines “small companies” as issuers with market capitalizations no greater than $5 billion at the time of purchase. Equity securities consist primarily of exchange-traded common and preferred stocks and convertible securities. The Fund uses a “multi-style, multi-manager” approach with two subadvisers who employ distinct investment styles: Kennedy Capital Management Inc. (“Kennedy”) and Keeley Asset Management Corp. (“Keeley”). As of December 31, 2016 Kennedy and Keeley respectively managed approximately 80% and 20% of the Fund balances.

2016 Market Overview:

Domestic small capitalization equities rose dramatically in 2016. The dominant factors influencing share prices were slow, but persistent, growth of the U.S. economy, the avoidance of a “hard landing” by China, and an anticipation of pro-growth policies under a Trump administration, which are expected to be especially beneficial to smaller U.S. companies.

2016 Performance and 2017 Outlook:

The Clearwater Small Companies Fund rose 19.7%, net of fees, during 2016 compared to a return of 21.3% for the Russell 2000® Index, the Fund’s benchmark. Kennedy’s microcap subportfolio outperformed, but Kennedy’s core subportfolio underperformed by a modest amount and Keeley’s subportfolio underperformed slightly as well. The underperformance was mostly the result of poor security selection in the Information Technology sector as well as underexposure to the Materials and Energy sectors, the two best performing sectors for small cap stocks in 2016.

The two subadvisers to the Fund comment on the performance of their specific portfolios and their outlook for the next year in the paragraphs below. For comparison of the subadvisers’ capabilities, performance is shown gross of fees. The Fund pays a single advisory fee to Clearwater Management Co., Inc., which in turn pays the subadvisers out of its advisory fee.

Although the overall performance of the Clearwater Small Companies Fund is measured against its benchmark, as stated above, each of the underlying subadvisers may manage their portion of the Fund against a different benchmark that aligns more closely with their particular strategy. In each section below, the subadvisers discuss their view of the market over the last twelve months, the performance of their portfolios with respect to the benchmark against which their particular portfolio is managed and their outlook for the next twelve months.

Keeley Commentary

General Market Overview:

Bullish, risk-on sentiment generated a strong tailwind for U.S. equities in 2016 as investors shrugged off intermittent volatility and opportunistically bought into dips. Market volatility early in the year turned around quickly and clawed back with bullish enthusiasm through the first two quarters. Following the United Kingdom vote to leave the European Union, commonly referred to as Brexit, markets moved sharply downward for roughly a week, but recovered nicely by the first week in July. Markets generally moved sideways as the U.S. presidential election neared, and following Trump’s election, markets responded in bullish fashion to close out the year. Gross Domestic Product and employment have improved, and the U.S. Federal Reserve’s interest rate hike in December has not held equity markets back. The strong, risk-on attitude drove significant performance in riskier market caps, particularly small and mid-cap stocks.

2016 Performance:

For the year ending December 31, 2016, the portion of the Clearwater Small Companies Fund managed by Keeley (the “Portfolio”) underperformed its benchmark, the Russell 2000® Value Index. The Portfolio gained 20.4%, gross of fees, versus a gain of 31.7% for the benchmark. Over the course of the year, the majority of the Portfolio’s relative underperformance came primarily from stock selection in Technology, Materials, and Consumer Staples sectors. In addition, an underweight in the strong Financials sector, as well as weak stock selection hurt overall performance. The portfolio also held a significant overweight in Consumer Discretionary (17.5% vs. 10.0%), and this negatively impacted performance during 2016. Despite the Portfolio’s underweight in Energy (3.2% vs. 4.7%), the strong rebound helped performance as the names in the Portfolio gained over 45%, whereas the names in the benchmark rose just over 28%. A moderate overweight in Industrials (17.9% vs. 12.2%) also helped performance, as did an underweight in the underperforming Health Care sector.

2017 Outlook:

Over the course of 2016, we noticed a lot of mean reversion tendencies within the portfolio. Sectors or stocks that had a rough month or quarter rebounded in the following quarter, or vice versa. Similar behavior occurred between growth and value stocks as well as large caps versus small caps. We believe this type of activity is likely to persist in 2017, especially as markets grapple with the uncertainty of a Trump administration. We believe that rising interest rates should benefit Financials, but that Health Care will likely be volatile given the uncertainty surrounding Obamacare. Looking forward, we believe there is potential for an increase in corporate changes in the small cap value space. These include ownership changes (spin-offs, divestitures, de-mutualizations), operating changes (new management, cost cutting, M&A) and capital restructurings (emergence from bankruptcy, refinancing, capital reallocation). We also look forward to seeking to take advantage of shifts in the marketplace, including regulatory changes and industry consolidation.

Kennedy Commentary

General Market Overview:

After a slow start, 2016 turned out to be an excellent year for small cap stocks. Enthusiasm grew as the year progressed, transforming a middling half year performance (Russell 2000® Index was up 2.2% during the first six months of 2016) into a robust full year (+21.8%). Throughout the volatility, two important themes have been impactful on companies and markets this year – the benefits of low interest rates and the uncertain direction of healthcare policy. As we have learned, though, the pending Trump presidency has driven a frenzy in the market of late. Investors have been quick to transform political soundbites into policy changes. Some of the more important questions for equity investors that have emerged are:

●	Will corporate tax rates be slashed?

●	Will bank regulations be loosened substantially?

●	Will infrastructure spending accelerate?

●	Will the Affordable Care Act be repealed?

With the post-election surge in stocks, we think we have the market’s answers. However, we believe that, we will learn that enacting change in our economy is more difficult than anticipated.

2016 Performance:

For the full year, the portion of the Clearwater Small Companies Fund managed by Kennedy (the “Portfolio”) returned 21.0%, gross of fees, underperforming the 21.3% return of its benchmark, the Russell 2000® Index. Stock selection was a marginally positive contributor during the period, adding seven basis points of relative performance. Sector allocation was a negative factor, although this was mainly attributable to our relatively high average cash holding of 4.6% during the year. Towards the lower end of our market capitalization range, we were challenged to reinvest cash at various points of the year. From a sector perspective, Consumer Discretionary and Health Care strength was offset by underperformance in Information Technology.

2017 Outlook:

Our perspective is shaped by a confluence of factors. As suggested earlier, some investors may rush to judgment on how vague policy statements will evolve into political and economic reality. Of course, we do not know what the corporate tax rate will be in 2018, but we now believe there is a higher chance that it falls at some point in the future. This, in our view, leads to an increased probability of higher cash flows (than we thought before) and, therefore, higher valuation, all things being equal. Similar arguments hold for the other questions posed (e.g., regulation, infrastructure, healthcare). We also need to remain mindful of our country’s growing protectionist bent. This protectionism could potentially lead to an unwinding of companies’ abilities to optimize cost and revenue opportunities around the world, negatively impacting future cash flows. Finally, we see the possibility that a lowering of near-term tax receipts (through a substantially lower corporate tax rate), combined with intensified infrastructure spending could lead to ballooning fiscal deficits, driving down the value of the U.S. dollar and driving interest rates higher. Nominal interest rates are a key component of cost of capital and thus serve as one of the main discounting mechanisms for calculating a company’s intrinsic value. We feel that there are a multitude of cross-currents that could create volatility for the stock market in 2017. We expect to continue to factor these into our stock-specific analysis as the year progresses.

Clearwater Tax-Exempt Bond Fund

The Clearwater Tax-Exempt Bond Fund seeks high current income that is exempt from U.S. federal income tax, consistent with preservation of capital. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in tax-exempt bonds, which are debt obligations issued by or for the U.S. states, territories and possessions and the District of Columbia. The interest on these securities is generally exempt from both U.S. regular federal income tax and U.S. federal alternative minimum tax. However, the Fund may invest up to 20% of its assets in securities that generate interest income subject to federal alternative minimum tax for individuals. The Fund invests in both revenue bonds, which are backed by and payable only from the revenues derived from a specific facility or specific revenue source, and in general obligation bonds, which are secured by the full faith, credit and taxation power of the issuing municipality. A subadviser, Sit Fixed Income Advisors II, LLC (“Sit”), provides day to day management for the Fund. It should be noted that the Fund is not a money market fund and is not intended to be a money market fund substitute. Under normal market conditions, the Fund’s investments may be more susceptible than a money market fund to interest rate risk and credit risks relevant to the Fund’s investments.

Sit has provided the commentary below regarding the Clearwater Tax-Exempt Bond Fund (the “Fund”). The Fund pays a single advisory fee to Clearwater Management Co., Inc., which in turn pays the subadviser out of its advisory fee.

Sit Commentary

General Market Overview:

Tax-exempt fixed income markets experienced high volatility in 2016, as rates fell dramatically through Labor Day but rose sharply in the last few months of the year. The U.S. Treasury and tax-exempt yield curves flattened modestly, and fund flows into tax-exempt municipal bond funds were modestly positive for the year, although they turned sharply negative after the surprising election results. Supply of municipals set a record rate in 2016, but slowed considerably after the election. This large amount of supply was manageable to absorb, however, given that approximately three quarters of it was refinancing of existing debt and that net fund inflows were concentrated in long-term and high yield tax-exempt funds. Credit fundamentals are in our view generally sound, and spreads tightened further during most of the year, although they did widen in the fourth quarter. State and local government tax collections continued to improve from the low recession-driven levels of 2008 and 2009, and have now exceeded pre-recession levels, such that even though assistance from the federal government’s stimulus programs is no longer helping, state and local government finances remain generally on the upswing, with the notable exceptions of Chicago, and the states of Illinois and New Jersey. Puerto Rico related debt was the strongest performer in the municipal market in 2016, despite defaulting on its general obligation debt on July 1. The establishment of a Financial Control Board in September reassured investors that bondholders’ rights will be considered in any restructuring. More volatility is likely in 2017 as Puerto Rico continues to suffer a recession and it attempts to restructure some of its debt. The U.S. Federal Reserve (the “Fed”) remained quite accommodative, despite its move to raise the federal funds rate by 25 basis points in December 2016. Concerns about tax reform and a potential reduction of the value of the municipal bond tax exemption are heightened after the election of Donald Trump and a Republican Congress. Developments on this front bear close scrutiny and may require timely action in 2017.

2016 Performance:

The Fund returned 2.3%, net of fees, for the year ended December 31, 2016. The Fund’s benchmark, the Barclays Municipal Bond 5 Year (4-6) Index (the “Barclays 5-Year Muni Index”), returned (0.4%) over the same period. Given the Fed’s accommodative policies, the Fund lengthened its average life duration, a measure of the Fund’s sensitivity to changes in interest rates, to 5.8 years from 5.6 years during 2016 to take advantage of the steep tax-exempt yield curve. For comparison, the Fund’s benchmark, the Barclays 5-Year Muni Index, had duration of 3.9 years at December 31, 2015, and it remained there throughout the year. The Fund’s longer duration and its superior security selection in non-rated bonds were the primary reasons for its outperformance during 2016. Revenue bonds modestly outperformed general obligation bonds during 2016, with revenue bonds returning 0.4% for the year, while general obligation bonds returned 0.2%. Furthermore, lower quality issues (especially lower investment grade and non-rated issues) significantly outperformed those of higher credit quality, as investors sought yield. The Fund’s performance, due to its heavy emphasis on revenue bonds, its considerably longer duration, and its meaningful exposure to lower quality issues, outperformed that of its benchmark in 2016.

2017 Outlook:

We believe that the newly elected President and Congress will dominate headlines and add some political risk to the market in 2017, depending on what policies, especially with regard to tax reform, are put forth and enacted. We expect U.S. growth in 2017 to accelerate from its tepid pace in 2016, and for inflation to inch higher. Single-family housing starts has moderated, and underemployment, despite some improvement, remains elevated, while wage growth is showing signs of improvement. The economy has been able to muddle through the decline in oil prices and global uncertainty over the past year, but in our view, hasn’t been able to accelerate to a consistently higher level of growth as is typical after most recessions. We believe that interest rates, while likely to remain historically low in absolute terms, will likely rise, especially on the short end, as the Fed hiked in December 2016 and has signaled it intends to continue raising short-term interest rates in 2017. We expect the Treasury yield curve to remain relatively steep, with yields rising more on the short and intermediate portions of the curve, while the tax-exempt curve flattens similarly, with short-term and intermediate rates rising some and long-term tax-exempt yields rising less as supply contracts to a more manageable level and most state and local government finances continue to improve, helping tax-exempt bonds outperform absent the effects of tax reform. We expect revenue bonds to continue their strong relative performance in 2017, as investor focus remains on yield. We believe that Puerto Rico related concerns will weigh on the market, however, and could produce some volatility. Furthermore, potential problems with budgets and funding retirement pension and healthcare obligations still persist in other places, especially the city of Chicago and the state of Illinois (although local officials in and around Chicago are making some positive changes), and remain the subject of many of the negative media reports about the municipal market. We believe that the Fund’s longer duration and its use of revenue and non-rated bonds have positioned it opportunistically for the economic and interest rate environment that we expect in 2017, although we do expect to shorten duration modestly during the year. At this time, we expect to focus investment of new cash flows on maturities in the 5 to 25-year range.

Clearwater International Fund

The Clearwater International Fund seeks long-term growth of capital. The Fund generally invests at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies organized or located outside the United States and doing a substantial amount of business outside the United States. The Fund diversifies its investments among a number of different countries throughout the world, and may invest in companies of any size. The Fund does not intend to invest more than 20% of its net assets in the equity securities of developing or emerging market issuers. The Fund uses a “multi-style, multi-manager” approach. The Fund’s adviser allocates portions of the Fund’s assets among subadvisers who employ distinct investment styles. The Fund currently has five subadvisers that provide day-to-day management of Fund assets. Parametric Portfolio Associates LLC (“Parametric”) manages its portion of the portfolio (approximately 50%) to seek investment results that match, before fees and expenses, the investment results of the MSCI World Ex U.S.A. Index - Net as closely as possible without requiring the Fund to realize taxable gains. The Fund also has four subadvisers who utilize an active management style, with each managing approximately 12.5% of the Fund: Artisan Partners Limited Partnership (“Artisan Partners”), Denver Investments (“Denver”), Templeton Investment Counsel, LLC (“Templeton”) and WCM Investment Management (“WCM”).

2016 Market Overview:

International developed market equities recorded low single digit gains during 2016. The dominant factors influencing share prices included weak economic growth in Europe and Japan, ultra-easy monetary policies from the European Central Bank and the Bank of Japan, the impact of slowing growth in China, and a rise in nationalist populism, as expressed, for example, in the United Kingdom’s vote to exit the European Union (commonly referred to as Brexit). Currency adjustments adversely impacted returns in 2016 as the euro fell 3.2% and the British pound lost 16.5% against the U.S. dollar. These currency losses lower the returns shown to shareholders because the Clearwater International Fund reports its results in U.S. dollars, after currency adjustments have taken place.

2016 Performance and 2017 Outlook:

The Clearwater International Fund gained 2.1%, net of fees, during 2016 compared to an increase of 2.7% for the MSCI World Ex U.S.A. Index - Net, the Fund’s benchmark. Parametric, the subadviser that follows a tax-managed strategy, slightly outperformed the Fund’s benchmark. Artisan Partners was the only active management subadviser to outperform the Fund’s benchmark. The other three, Templeton, WCM, and Denver, all underperformed in 2016, for various reasons as described below in the subadviser commentary.

Each of the five subadvisers comment on the performance of their specific portions of the portfolio and provide market outlook for the next year in the paragraphs below. For comparison of the subadvisers’ capabilities, performance is shown gross of fees. The Fund pays a single advisory fee to Clearwater Management Co., Inc., which in turn pays the subadvisers out of its advisory fee.

Although the overall performance of the Clearwater International Fund is measured against its benchmark, as stated above, each of the underlying subadvisers may manage their portion of the Fund against a different benchmark that aligns more closely with their particular strategy. In each section below, the subadvisers discuss their view of the market over the last twelve months, the performance of their portfolios with respect to the benchmark against which their particular portfolio is managed and their outlook for the next twelve months.

Artisan Partners Commentary

General Market Overview:

Measured in U.S. dollar terms, the MSCI EAFE Index - Net was up just 1.0% during the 12-month period ended December 31, 2016. However, a generally stronger dollar played a role – in local terms, the index was up 5.3%. The UK was down 0.1% in USD terms but up 19.2% in local terms – hindered by a depreciating pound sterling. Similarly, European markets as a whole were down 0.4% but up 7.2% in local terms. U.S. stocks led the way, up 10.9% for the year, much of that coming after the U.S. election when the market quickly repriced stronger U.S. economic growth and higher inflation expectations.

2016 Performance:

During the twelve-month period ending December 31, 2016, the portion of the Clearwater International Fund managed by Artisan Partners (the “Portfolio”) returned 6.6%, gross of fees, outperforming the MSCI EAFE Index - Net, which was up 1.0% over the same period. Performance of the following stocks had a positive impact on the Portfolio during the period: Samsung Electronics, a leader in smartphones, semiconductors, and other electronic components; Tokyo Electron, a manufacturer of industrial semiconductors and capital equipment; Telefonica Brasil, Brazil’s leading telecommunications firm; global insurance firm Arch Capital Group; and ABB, a leading global engineering company. Notable detractors in the period included: bank stocks RBS, UBS, and Lloyds Banking; Baidu, China’s dominant search engine; and Korean automaker Kia Motors.

2017 Outlook:

With stocks in our view broadly looking more fair valued now than six months ago, we remain selective in our deployment of portfolio capital.

Denver Commentary

General Market Overview:

From a global market perspective, the year 2016 began with much of the same from the recent past—massive quantitative easing in Europe and Japan. In the United States, the U.S. Federal Reserve (the “Fed”) slowly transitioned from a dovish stance to eventually raising rates at the end of the year. Brexit also played a role in volatility, but in the end, the United Kingdom market normalized, while the pound remained weak. The biggest impact on the international small-cap portfolio from a general market perspective was the news of the incoming administration in the United States. Even international stocks were affected by the strengthening of the U.S. dollar after Donald Trump’s election. Regardless of what effect, if any, currency swings have on individual foreign companies, when an investor converts ownership of those stocks back into the U.S. dollar, the strengthening actually decreases the value of the holdings.

2016 Performance:

The strengthening U.S. dollar was a major factor in the meager returns of the portion of the Clearwater International Fund managed by Denver (the “Portfolio”), which returned for the year 2.5% versus our index, the MSCI EAFE Small Cap Index - Net, which returned 2.2%. The outcome of the United States presidential election also affected sentiment in certain sectors. For instance, cyclical companies like Materials that may benefit from the infrastructure boom promised by President-elect Trump outperformed the general market. Other commodity-related sectors, such as Energy, rallied as oil prices increased. The Portfolio did not benefit from the recent rally in these sectors, as we generally hold companies that we believe have lower economic sensitivity. Although, our stock selection remained positive for the year, it was not enough to compensate for these meaningful negative sector effects relative to the index.

2017 Outlook:

As volatility overall has remained low, we have not kept pace with our index. That said, we remain focused on what academic research indicates is the driver of long term performance – owning high-quality growing companies at attractive valuations. We are optimistic that the values in our international small-cap portfolio will continue to grow earnings at a faster pace than the market. Coupled with an estimated EV/FCF (enterprise value to free cash flow) valuation less than half the market, we believe our portfolio is in a good position for the coming year.

Parametric Commentary

General Market Overview:

Developed equity markets outside the U.S., as measured by the MSCI World Ex U.S.A. Index - Net, had a moderate positive return for the full year 2016. The modest return disguised considerable market turbulence during the year. Investor concerns about a slowing global economy and collapsing commodity prices pushed global stock markets into correction territory early in the year. Stocks then rallied on news of increased stimulus by central banks, a dovish Fed announcement, and a commodity turnaround. Then political and economic uncertainty weighed on the markets in the wake of the surprise Brexit decision, followed by a quick rebound. The year finished with a nearly flat 4th quarter with a rebound in December from broadly supportive economic news and higher bond yields, after declines in October and November.

2016 Performance:

The portion of the Clearwater International Fund managed by Parametric (the “Portfolio”) slightly outperformed its benchmark for the full year 2016, returning 3.0% gross of fees while the MSCI World Ex U.S.A. Index – Net returned 2.7%. Stock selection within the Materials, Health Care, and Telecommunication sectors contributed most to the outperformance. From a country perspective, stock selection within Canada and Australia contributed most to the outperformance. The top five securities contributing to outperformance are Rio Tinto, Teck Resources, BOC Hong Kong, Bendigo and Adelaide Bank, and Royal Dutch Shell.

2017 Outlook:

Markets around the world have, in our view, many political and economic uncertainties and concerns, and may be impacted by ongoing turmoil in many parts of the world. We anticipate that political uncertainty is set to continue in 2017, with the start of Brexit negotiations, elections in France, Germany and the

Netherlands, and the potential for early elections in Italy. Further, we believe that investors may also be waiting to see how U.S. economic and foreign policy changes under President Trump.

Templeton Commentary

General Market Overview:

International small-capitalization stocks underperformed their larger-capitalization counterparts in 2016. Global markets were aided by accommodative monetary policies of various global central banks, improved commodity prices after 2016’s first quarter, finalization of Greece’s new debt deal, generally encouraging global economic data, expectations of higher interest rates and inflation in the U.S. driven by talk of expansionary fiscal policies under new U.S. President Donald Trump, and an Organization of the Petroleum Exporting Countries deal to curb oil production. However, these factors were partially offset by a slowdown in China’s economy and declining commodity prices early in the period, geopolitical tensions in certain regions, uncertainty about the Fed’s timing for raising interest rates and worries about the health of European banks. In addition, global economic concerns and the Brexit vote contributed to volatility in global stock markets.

2016 Performance:

The portion of the Clearwater International Fund managed by Templeton (the “Portfolio”) returned (0.5%) versus the MSCI ACWI Ex U.S.A. Small Cap Index - Net return of 3.9%. The construction of the Portfolio is based on the attractiveness of individual stocks. As a result, stock selection, particularly in Europe, was the cause of relative underperformance. Looking at the longer term, we continue to find what we believe are compelling bargains in the Eurozone, which according to our analysis remains in the early stages of an economic cycle and geared to a continued value recovery given high operating leverage, an undervalued currency and low starting-point valuations. Politics and policy have been major headwinds but seem excessively discounted given continued broad support for the euro and recent gains by political moderates, as well as the strengthening of the European Central Bank as a credible bond market backstop. At the sector level, holdings in materials, consumer staples and real estate detracted from relative performance. Holdings in consumer discretionary and information technology contributed.

2017 Outlook:

The global rally in value stocks in late 2016 was, by some measures, the second-most powerful since 1989. While this may seem like an extreme view, we recall that value as a style had become cheaper and appeared more oversold than ever before, according to some analyses. As we have argued often over the past year, value looked poised for recovery should interest rates that were historically low and equity valuations and/or performance start to revert toward the mean. In our view, this has begun to happen, and value has been taking on the characteristics of a momentum trade as some investors hurry to mitigate relative losses from the abrupt style rotation. While value has become a momentum trade half a dozen times in the last decade, sometimes staying that way for several quarters, it has historically tended to eventually lose steam, and we would not be surprised to see a temporary pullback in the value recovery at some point. Such concerns notwithstanding, value has been bouncing off an extremely low base, and we believe the longer-term prospects for our investment philosophy remain attractive. Should rising interest rates herald a renewed economic cycle, we believe that we could see significant improvements in the earnings of value stocks, further supporting a style that has thus far benefited primarily from the re-rating of valuation multiples. Economic and interest-rate normalization, in our view, represent significant challenges for holders of fixed income assets who have not experienced capital impairment in a generation. Real assets that can adjust for or pass through price increases and sustainably generate cash flows—like equities—appear far better positioned, in our view. But we do not think this is the time to buy stocks indiscriminately. After a strong post-financial crisis bull market and the more recent embedding of reflationary expectations, various segments of the market look expensive to us. As the market refocuses on fundamentals, we believe that this next cycle can again prove the virtue of value-oriented, active investors focused on the long term.

WCM Commentary

General Market Overview:

In calendar year 2016, the overall market was up, with broad international benchmarks registering positive returns over the period. After a strong showing in the first half of the year, returns regressed over the last two quarters. As far back as August, we observed “quality” companies (defined for this point as higher Return-on-Equity) lagging – mostly on the heels of Brexit – and that trend continued following the US election results. Fourth quarter saw the market enter a more “reflationary trade” environment with perceived beneficiaries such as Financials, Energy, and Materials all posting gains. Traditional growth sectors like Health Care, Staples and Tech were bottom performers as the market rotated into more cyclical, less predictable parts of the market.

2016 Performance:

Noting the market environment mentioned above, the portion of the Clearwater International Fund managed by WCM (the “Portfolio”) underperformed, returning 1.5%, gross of fees, compared to the MSCI ACWI Ex U.S.A. Index - Net, which returned 4.5% over the same period.

After eight consecutive quarters of outperformance, the Portfolio has trailed its benchmark for the last two quarters. Underperformance for 2016 is attributable to both allocation and selection, with an overweight to Denmark being the main detractor from a regional standpoint. From a sector standpoint, the biggest detractors to the Portfolio’s underperformance were our overweight to and selection in Health Care (one of the weakest performing sectors), as well as our stock selection in Materials.

2017 Outlook:

Looking ahead, we expect continued volatility around interest rates, macro, and potential political shifts, among other things. We feel that a “risk off” backdrop is favorable for our kinds of businesses: business growth, expanding competitive advantages, and strong free cash flow generation. We made several tactical trades in the fourth quarter, all with the goal of upgrading the quality of the portfolio.

From a sector standpoint, we remain overweight in Technology, Health Care, and Consumer, while we are underweight in Financials and Energy. We believe this allocation best positions the Portfolio to take advantage of many of the long-lasting tailwinds we’re seeing around the world. We continue to look for what we believe to be attractive opportunities — companies benefiting from a secular tailwind, growing their competitive advantage, possessing a strong culture and trading at a reasonable valuation.

Comparison of the Change in Value of a $10,000 Investment in the Clearwater Core

Equity Fund and the Russell 1000® Index

Comparison of the Change in Value of a $10,000 Investment in the Clearwater Small

Companies Fund and the Russell 2000® Index

Comparison of the Change in Value of a $10,000 Investment in the Clearwater Tax-Exempt

Bond Fund and the Barclays Capital U.S. Municipal Bond Index: 5 Year (4-6)

Comparison of the Change in Value of a $10,000 Investment in the Clearwater

International Fund and the MSCI World ex-U.S. Index (net)

* Clearwater International Fund inception date.

Fund Expense Example

(unaudited)

As a shareholder of the Clearwater Core Equity Fund (“Core Equity Fund”), Clearwater Small Companies Fund (“Small Companies Fund”), Clearwater Tax-Exempt Bond Fund (“Tax-Exempt Bond Fund”), and Clearwater International Fund (“International Fund” and together with the Core Equity Fund, Small Companies Fund and Tax-Exempt Bond Fund, the “Funds”), you incur costs, including management fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing costs which the Funds pay directly, you as a shareholder indirectly bear the expenses of any outside exchange traded funds or mutual funds in which the Funds invest. (These are also referred to as “acquired funds” and those indirect expenses represent the Funds’ pro rata portion of the cumulative expense charged by the acquired funds.)

The Example provided is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended December 31, 2016.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period July 1, 2016 through December 31, 2016” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the second section of the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you compare the relative total costs of the Funds to other mutual funds that charge transaction costs and/or sales charges or redemption fees.

Actual returns	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period July 1, 2016 through December 31, 2016 *
Core Equity Fund	$1,000.00	$1,091.20	$2.31
Small Companies Fund	$1,000.00	$1,170.20	$5.62
Tax-Exempt Bond Fund	$1,000.00	$967.90	$1.68
International Fund	$1,000.00	$1,036.40	$3.58

Hypothetical 5% return
(before expenses)

Core Equity Fund	$1,000.00	$1,022.92	$2.24
Small Companies Fund	$1,000.00	$1,019.96	$5.23
Tax-Exempt Bond Fund	$1,000.00	$1,023.43	$1.73
International Fund	$1,000.00	$1,021.62	$3.56

*	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expense ratios for the most recent one-half year period may differ from expense ratios based on one-year data in the Financial Highlights.

The annualized expense ratios are as follows:

Core Equity Fund (a)	0.44%
Small Companies Fund (b)	1.03%
Tax-Exempt Bond Fund (c)	0.34%
International Fund (d)	0.70%

(a)	The management fee of the Core Equity Fund was decreased through a voluntary waiver to 0.44%, which remained in effect in the reporting period.

(b)	The management fee of the Small Companies Fund was decreased through a voluntary waiver to 1.03%, which remained in effect in the reporting period.

(c)	The management fee of the Tax-Exempt Bond Fund was decreased through a voluntary waiver to 0.34%, which remained in effect in the reporting period.

(d)	The management fee of the International Fund was decreased through a voluntary waiver to 0.70%, which remained in effect in the reporting period.

Quarterly Portfolio Schedule of Investments

The Funds file a complete schedule of their portfolio holdings as of the close of the first and third quarters of their fiscal years with the Securities and Exchange Commission (the “SEC”) on Form N-Q. Shareholders may request copies of Form N-Q free of charge by calling the Transfer Agent toll free at 1-855-684-9144 or by sending a written request to: The Northern Trust Company, P.O. Box 4766, Chicago, IL 60680-4766 Attn: Clearwater Investment Trust Funds. These filings are also available on the SEC’s Internet site at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the public reference room may be obtained by calling 1-800-SEC-0330.

Voting Proxies on Fund Portfolio Securities

The Funds have established Proxy Voting Policies and Procedures (“Policies”) that the Funds use to determine how to vote proxies relating to portfolio securities. They also report, on Form N-PX, how the Funds voted any such proxies during the most recent 12-month period ended June 30. Shareholders may request copies of the Policies or Form N-PX free of charge by calling Fiduciary Counselling, Inc. toll free at 1-888-228-0935 or by sending a written request to: Fiduciary Counselling, Inc., 30 East 7th Street, Suite 2000, St. Paul, MN 55101 Attn: Clearwater Investment Trust Funds. Form N-PX is also available from the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

Shareholder Meeting Results

A special meeting of shareholders was held on November 3, 2016. All shareholders of record at the close of business on September 19, 2016 were entitled to attend or submit proxies. The results of votes taken among shareholders on the proposal before them are reported below.

PROPOSAL: Election of Trustees

	Number of Votes	% of Votes
Sara G. Dent
For	100,088,000.015	88.41%
Withheld	-
Abstained	-
James E. Johnson
For	100,088,000.015	88.41%
Withheld	-
Abstained	-
Charles W. Rasmussen
For	100,088,000.015	88.41%
Withheld	-
Abstained	-
Laura E. Rasmussen
For	100,088,000.015	88.41%
Withheld	-
Abstained	-
Lindsay R. Schack
For	100,088,000.015	88.41%
Withheld	-
Abstained	-
E. Rodman Titcomb, Jr.
For	100,088,000.015	88.41%
Withheld	-
Abstained	-
David M. Weyerhaeuser
For	100,088,000.015	88.41%
Withheld	-
Abstained	-
Justin H. Weyerhaeuser
For	100,088,000.015	88.41%
Withheld	-
Abstained	-

EXECUTIVE OFFICERS AND TRUSTEES

Information About the Independent Trustees

Name and Age	Positions Held With the Funds	Term of Office	Principal Occupation or Employment During the Last Five Years	Number of Portfolios in the Fund Complex to Be Overseen by the Trustee	Other Directorships Held by the Trustee During the Last 5 Years
James E. Johnson (74) 30 East 7th Street Saint Paul, Minnesota 55101	Trustee, Chairman of the Board	As Trustee: Tenure: 5 years Term: Indefinite As Chairman Tenure: 2013-Present Term: Indefinite	Retired as Executive Vice President, Securian Financial Group, Inc. in 2010, Securian Financial Group, Inc. (1968- 2010)	4	None
Charles W. Rasmussen[1] (50) 30 East 7th Street Saint Paul, Minnesota 55101	Trustee, Chairman of the Nominating Committee	As Trustee: Tenure: 16 years Term: Indefinite As Chairman of the Nominating Committee: Tenure: 5 Years Term: Indefinite	President and Chief Executive Officer, P&G Manufacturing, Inc. (air filtration equipment, 2002- Present)	4	Nu Star Inc. (private company, 2014- present)
Laura E. Rasmussen[1] (53) 30 East 7th Street Saint Paul, Minnesota 55101	Trustee, Chairman of the Audit Committee	As Trustee: Tenure: 16 years Term: Indefinite As Chairman of the Audit Committee: Tenure: 2016 – Present Term: Indefinite	Business Owner, 3 Kittens Needle Arts (textile sales, 2006-Present)	4	None
Lindsay R. Schack (39) 30 East 7th Street Saint Paul, Minnesota 55101	Trustee	Tenure: 2015- Present Term: Indefinite	Owner and Architect, LS Architecture (2013 – Present), Architect, Tuya Studios, Inc. (architectural services, 2011 – 2012), Project Designer, Montana State University (2007 – 2011), Adjunct Faculty, Montana State University School of Architecture (2007 – 2013)	4	None
David M. Weyerhaeuser (58) 30 East 7th Street Saint Paul, Minnesota 55101	Trustee	Tenure: 2016-Present Term: Indefinite	Vice President, Sales and Marketing, Northwest Hardwoods (lumber manufacturer and distributor, 1991 – 2016)	4	R.D. Merrill Company, Inc. (private company, 1992 – Present)

[1]	Mr. Rasmussen and Ms. Rasmussen are siblings-in-law.

Information about the Funds’ Executive Officers and Interested Trustees

Name and Age	Positions Held With the Funds	Term of Office	Principal Occupation or Employment During the Last Five Years	Number of Portfolios in the Fund Complex to Be Overseen by the Officer/ Trustee	Other Directorships Held by the Officer/ Trustee During the Last 5 Years
Sara G. Dent[2] (58) 30 East 7th Street Saint Paul, Minnesota 55101	Trustee	Tenure: 2013 – Present Term: Indefinite	Private Investor	4	None
E. Rodman Titcomb, Jr.[3] (68) 30 East 7th Street Saint Paul, Minnesota 55101	Trustee	Tenure: 2016-Present Term: Indefinite	Chairman and Chief Executive Officer, Rock Island Company (holding company, 1998 – 2013), Chairman, Coal Valley Corporation (holding company, 1975 – 2012), Managing Director, Elizabeth Ordway Dunn Foundation (1983 – 2013)	4	Rock Island Company (private company, 1998- 2013), Coal Valley Corporation (private company, 1975- 2012)
Justin H. Weyerhaeuser[4] (43) 30 East 7th Street Saint Paul, Minnesota 55101	Trustee, President and Treasurer	Tenure: 8 years Term: Indefinite As President and Treasurer: Tenure: 2013 - Present Term: Reappointed Annually	Private Investor (February 2013 – Present), Attorney, Davis Graham &Stubbs LLP (law firm, November 2011 – February 2013), Husch Blackwell (law firm, July 2011 – November 2011), Jacobs Chase Attorneys (2009-July 2011), Volunteer Attorney, ACLU of Colorado (2007- 2009)	4	None
Stephen G. Simon (48) 30 East 7th Street Saint Paul, Minnesota 55101	Chief Compliance Officer and Secretary	Tenure: 2014 – Present Term: Reappointed Annually As Secretary: Tenure: 2016 – Present Term: Reappointed Annually	Chief Compliance Officer, Fiduciary Counselling, Inc. (February 2014 – Present), Chief Compliance Officer, Clearwater Management Company (March 2014 – Present), Chief Compliance Officer, Allianz Investment Management, LLC (2004 – February 2014).	N/A	N/A

Name and Age	Positions Held With the Funds	Term of Office	Principal Occupation or Employment During the Last Five Years	Number of Portfolios in the Fund Complex to Be Overseen by the Officer/ Trustee	Other Directorships Held by the Officer/ Trustee During the Last 5 Years
Shari L. Clifford (48) 30 East 7th Street Saint Paul, Minnesota 55101	Assistant Treasurer	Tenure: 2014 – Present Term: Reappointed Annually	Chief Financial Officer and Treasurer, Fiduciary Counselling, Inc. (February 2014 – Present), Controller and Finance Director, Woodbury Financial Services, Inc. (November 2007 – February 2014)	N/A	N/A
Michael D. Jiang (32) The Northern Trust Company 50 South LaSalle Street Chicago, IL 60603	Assistant Secretary	Tenure: 2016 – Present Term: Reappointed Annually	The Northern Trust Company, Second Vice President (2015 - Present)	N/A	N/A

[2]	Ms. Sara G. Dent is an interested Trustee due to her mother’s level of ownership of voting securities in one of the Funds in the Trust. From June 2015 through June 2016, Ms. Dent also served as Secretary of the Trust.

[3]	Mr. Titcomb is an interested Trustee due to his brother’s position as a director of CMC.

[4]	Mr. Justin H. Weyerhaeuser is an interested Trustee due to his position as the Funds’ President and Treasurer.

Additional information about the Fund Directors is available in the Funds’ Statement of Additional Information (“SAI”). The SAI is available, without charge, upon request, by contacting the transfer agent at 1-855-684-9144 or writing the Funds at The Northern Trust Company, P.O. Box 4766, Chicago, IL 60680-4766. The Funds do not have an internet website.

Approval of Investment Management and Subadvisory Agreements

Clearwater Management Co., Inc. (“CMC”) is responsible for managing the investment programs and strategies for the Core Equity Fund, Small Companies Fund, Tax-Exempt Bond Fund, and International Fund (collectively, “the Funds”). CMC also provides other administrative services to the Funds and these services, as well as its investment management services, are provided to the Funds under an agreement (the “Management Agreement”). CMC conducts due diligence when selecting each subadviser (collectively, the “Subadvisers”) for the Funds and oversees the performance of the Subadvisers. The Subadvisers provide portfolio management and related services for the Funds under individual subadvisory agreements (the “Subadvisory Agreements”).

The Trust’s Board of Trustees (“Board” or “Trustees”) met periodically throughout the year to address a broad range of agenda items. For example, at each regularly scheduled meeting, the Trustees reviewed information about the investment performance and financial results of the Funds. On an annual basis, the Trustees, including the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), consider the renewal of the Management Agreement and the Subadvisory Agreements. In addition, the Trustees may periodically consider the retention of new subadvisers.

At their in-person meetings on November 4 and December 8, 2016, the Trustees considered the renewal of the Management Agreement and the Subadvisory Agreements for AQR Capital Management, LLC, Artisan Partners Limited Partnership, Denver Investments, Fiduciary Counselling, Inc. (“FCI”), Keeley Asset Management Corp. (“KAMCO”), Kennedy Capital Management, Inc., O’Shaughnessy Asset Management, LLC, Parametric Portfolio Associates LLC, Sit Fixed Income Advisors II, LLC, Templeton Investment Counsel, LLC, and WCM Investment Management. At the December 8, 2016 meeting, the Trustees also considered a new Subadvisory Agreement for the Small Companies Fund with a successor to KAMCO (the “New Keeley Agreement”) that would take effect following an anticipated change in control of KAMCO and termination of the current Subadvisory Agreement.

Prior to the November 4, 2016 meeting, the Trustees requested, received, and reviewed written responses from CMC and the Subadvisers to questions posed to them on behalf of the Trustees and supporting materials relating to those questions and responses. The information presented at the meeting, including comparative performance and expense data, was designed to assist the Trustees in making their determination as to the renewal of the Management Agreement and Subadvisory Agreements. At this meeting, counsel to the Funds and Trustees reviewed with the Trustees the various factors relevant to their consideration of the Management Agreement and Subadvisory Agreements, and the Trustees’ responsibilities related to their review. In response to requests from the Trustees for certain additional information following review of the materials provided for the November 4, 2016 meeting, CMC and certain of the Subadvisers provided supplemental information in connection with the December 8, 2016 meeting.

At the November 4 and December 8, 2016 meetings, the Trustees considered a number of factors, including those discussed below, that they believed to be relevant. No single factor determined whether or not an agreement would be approved but rather the totality of factors considered was determinative. Following an analysis and discussion of the factors described below, the Trustees, including all of the Independent Trustees, approved the renewal of the Management Agreement and the Subadvisory Agreements, including the current Subadvisory Agreement with KAMCO (the “Current Keeley Agreement”), for an additional one-year period, and approved the New Keeley Agreement for a two-year period from its anticipated effective date.

Nature, Extent, and Quality of Services Provided

The Trustees considered information presented as to the nature, extent, and quality of services provided by CMC and the Subadvisers, as well as their investment expertise, resources, and capabilities. The Trustees considered the quality of the Subadvisers previously recommended by CMC, as well as the ongoing work performed by CMC to recommend enhancements to individual fund management. The Trustees reviewed information regarding the financial condition of CMC and the Subadvisers related to their ongoing ability to provide services specified under the Management Agreement and Subadvisory Agreements. The Trustees considered that FCI provides, in addition to investment management services, certain services related to due diligence, performance reporting, compliance, and other administrative functions which support the investment management services and Subadviser oversight services provided by CMC. Based on their analysis of the data presented, the Trustees concluded that they were generally satisfied with the nature and quality of the services being provided under the Management Agreement and respective Subadvisory Agreements.

With respect to the New Keeley Agreement, the Board noted that KAMCO was expected to undergo a change in control during the first quarter of 2017 as a result of a transaction by which Teton Advisors, Inc. would acquire KAMCO from TA Associates and KAMCO would become Keeley Teton Advisors, LLC (the “Transaction”). In connection with its consideration of the New Keeley Agreement, the Board considered: (i) information about the anticipated impact of the change in control on the nature, extent and quality of services provided to the Small Companies Fund and its shareholders; (ii) information about the anticipated impact of the change in control on the management structure and personnel of KAMCO; (iii) that there would be no changes to the portfolio management team that is primarily responsible for the day-to-day management of the assets of the Small Companies Fund allocated to KAMCO in connection with the Transaction; (iv) that the fees payable under the New Keeley Agreement would not differ from those under the Current Keeley Agreement; and (v) that the terms of the New Keeley Agreement are substantially identical to the terms of the Current Keeley Agreement.

Investment Performance

The Trustees reviewed specific information as to the investment performance of the Funds as compared to the performance of their respective benchmark indices and peer groups over various periods of time. On a quarterly basis, the Trustees reviewed reports summarizing the net assets, redemptions, and purchases of shares of the Funds. The Trustees concluded that they were generally satisfied with CMC’s and the Subadvisers’ investment performance to date.

Comparative Fees and Cost of Services Provided

The Trustees reviewed the fees paid to CMC and the Subadvisers. The Trustees reviewed reports describing both the management fees charged by CMC and the total expense ratios of the Funds in comparison to those of similarly situated funds. In addition, on a quarterly basis, the Trustees reviewed information as to the expense ratios of the Funds compared to the median expense ratio of a peer group of funds with comparable investment strategies. The Trustees also reviewed information provided by each of the Subadvisers as to fees they charge to other clients, as applicable. The Trustees noted the ongoing efforts of CMC to reduce expenses charged to shareholders through oversight of service providers and by voluntarily waiving certain fees payable to CMC as specified in the Funds’ prospectus. In this regard, the Board considered that, effective March 16, 2016, CMC has voluntarily agreed to waive (i) the management fee for the Core Equity Fund from the contractual fee of 0.90% to 0.44%; (ii) the management fee for the Small Companies Fund from the contractual fee of 1.35% to 1.03%; (iii) the management fee for the Tax-Exempt Bond Fund from the contractual fee of 0.60% to 0.34%; and (iv) the management fee for the International Fund from the contractual fee of 1.00% to 0.70%.

Management Profitability

The Trustees reviewed CMC’s level of profitability with respect to the Funds, particularly noting CMC’s payment of fees and expenses typically absorbed by mutual fund shareholders. The Trustees concluded that profitability levels for CMC were reasonable. The Trustees considered that the Subadvisers are each independent firms and the subadvisory fees charged are the result of arm’s length bargaining between them and CMC under the supervision of the Trustees.

Economies of Scale

The Trustees considered whether economies of scale might be realized by CMC as the Funds’ assets grow and whether there also might be benefits from such growth for the Funds’ shareholders. The Trustees noted that the Funds have been in operation for a number of years and, based on their distribution strategy, the Funds will probably not see significant increases in size. However, the Trustees determined that they would continue to monitor the assets of the Funds and consider whether there were additional opportunities to realize benefits from economies of scale for shareholders in the future.

Based on the factors described above, the Trustees, including all of the Independent Trustees, concluded that the investment management fees and subadvisory fees were fair and reasonable in view of the investment performance and quality of services provided. In reaching this conclusion, no single factor was considered determinative.

Federal Tax Information

(unaudited)

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), 100.00% of ordinary dividends paid during the fiscal year ended December 31, 2016 for the Core Equity Fund, 100.00% of ordinary dividends paid during the fiscal year ended December 31, 2016 for the Small Companies Fund, and 100.00% of ordinary dividends paid during the fiscal year ended December 31, 2016 for the International Fund are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2016.

Corporate Dividends-Received Deduction. 100.00% and 100.00% of the dividends distributed during the fiscal year ended December 31, 2016, for the Core Equity and Small Companies, respectively, qualify for the dividends-received deduction for corporate shareholders.

Capital Gain Distribution. The following Funds made capital gain distributions in December 2016, and hereby designated these long-term capital gain distributions as follows:

Fund	Long-Term Capital Gain
Core Equity(1)	$18,781,172
Small Companies(2)	12,075,262
Tax-Exempt Bond	1,167,286
International	12,673

(1)	During the fiscal year 2016, Core Equity Fund utilized equalization accounting for tax purposes, whereby a portion of redemption payments were treated as distributions of long-term capital gain in the amount of $655,236.

(2)	During the fiscal year 2016, Small Companies Fund utilized equalization accounting for tax purposes, whereby a portion of redemption payments were treated as distributions of long-term capital gain in the amount of $125,173.

Clearwater Investment Trust

Financial Statements

For the Fiscal Year Ended December 31, 2016

Table of Contents

Financial Statements:

1	Report of Independent Registered Public Accounting Firm
2	Statements of Assets and Liabilities
3	Statements of Operations
4	Statements of Changes in Net Assets
5	Financial Highlights
9	Notes to Financial Statements
28	Schedules of Investments
28	Core Equity Fund
41	Small Companies Fund
48	Tax-Exempt Bond Fund
65	International Fund

KPMG LLP 4200 Wells Fargo Center 90 South Seventh Street Minneapolis, MN 55402

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Clearwater Investment Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Clearwater Core Equity Fund, Clearwater Small Companies Fund, Clearwater Tax-Exempt Bond Fund and the Clearwater International Fund (collectively, the Funds), as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, transfer agent (of underlying funds) and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Clearwater Core Equity Fund, Clearwater Small Companies Fund, Clearwater Tax-Exempt Bond Fund and the Clearwater International Fund as of December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
February 27, 2017

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with KPMG International Cooperative (“KPMG International”), a Swiss entity.

CLEARWATER INVESTMENT TRUST

Statements of Assets and Liabilities

December 31, 2016

	Core Equity Fund	Small Companies Fund	Tax-Exempt Bond Fund	International Fund
Assets
Investments in securities, at fair value (identified cost: $238,066,473 Core Equity Fund; $278,729,368 Small Companies Fund; $467,690,356 Tax-Exempt Bond Fund; $391,343,550 International Fund)	$466,380,747	342,246,751	482,625,949	507,812,742
Foreign currencies, at value (cost: $390 Core Equity Fund; $433,106 International Fund)	384	-	-	434,174
Cash	-	1,364	5,448	-
Receivable for securities sold	-	5,716,390	-	68,144
Receivable for shares of beneficial interest sold	3,200	-	12,800	19,000
Accrued dividend and interest receivable	566,815	398,010	6,424,020	639,107
Foreign tax reclaim receivable	38,803	-	-	1,264,867
Unrealized appreciation on forward foreign currency exchange contracts	-	-	-	221,165
Total assets	466,989,949	348,362,515	489,068,217	510,459,199
Liabilities
Payables for investment securities purchased	-	4,122,891	3,023,618	560,828
Accrued investment advisory fee	507,615	846,634	418,841	897,837
Payable for dividend distribution	-	-	769,932	-
Unrealized depreciation on forward foreign currency exchange contracts	-	-	-	1,708
Total liabilities	507,615	4,969,525	4,212,391	1,460,373
Net assets	$466,482,334	343,392,990	484,855,826	508,998,826
Capital
Capital stock and additional paid-in capital (authorized unlimited number of shares at no par value for each Fund: 12,462,881, 17,350,366, 48,843,344 and 36,252,025 shares, respectively)	$224,574,620	276,917,227	468,343,106	418,988,826
Undistributed (overdistributed) net investment income	-	-	1,098,542	(1,591,305)
Accumulated net realized gain (loss) from investments and foreign currency transactions	13,593,446	2,958,380	478,585	(24,966,458)
Unrealized appreciation of investments and translation of assets and liabilities in foreign currencies	228,314,268	63,517,383	14,935,593	116,567,763
Net assets	$466,482,334	343,392,990	484,855,826	508,998,826
Net asset value per share of outstanding capital stock	$37.43	19.79	9.93	14.04

See accompanying notes to financial statements.

CLEARWATER INVESTMENT TRUST

Statements of Operations

Year ended December 31, 2016

	Core Equity Fund	Small Companies Fund	Tax-Exempt Bond Fund	International Fund
Investment income:
Income:
Dividends (net of foreign taxes withheld of $44,999, $7,800, $0 and $1,236,373, respectively)	$9,332,204	3,926,532	1,590,785	13,023,328
Interest	-	4	23,212,394	-
Total income	9,332,204	3,926,536	24,803,179	13,023,328
Expenses:
Investment advisory fee	4,079,834	4,071,267	3,049,790	4,997,333
Voluntary fee reduction	(2,122,484)	(993,352)	(1,321,574)	(1,508,788)
Other Expenses	85	85	-	85
Total net expenses	1,957,435	3,078,000	1,728,216	3,488,630
Net investment income	7,374,769	848,536	23,074,963	9,534,698
Net realized gain (loss) on:
Security transactions	32,005,849	11,553,619	1,657,062	(21,623,666)
Forward foreign currency exchange contracts	-	-	-	(205,597)
Foreign currency transactions	(102)	-	-	(124,610)
Net increase (decrease) in unrealized appreciation/depreciation on:
Security transactions	5,670,109	43,242,489	(12,178,939)	23,416,674
Forward foreign currency exchange contracts	-	-	-	213,588
Translation of other assets and liabilities denominated in foreign currencies	113	-	-	24,915
Net gain (loss) on investments	37,675,969	54,796,108	(10,521,877)	1,701,304
Net increase (decrease) in net assets resulting from operations	$45,050,738	55,644,644	12,553,086	11,236,002

See accompanying notes to financial statements.

CLEARWATER INVESTMENT TRUST

Statements of Changes in Net Assets

Years ended December 31, 2016 and 2015

	Core Equity Fund		Small Companies Fund
	2016	2015	2016	2015
Operations:
Net investment income	$7,374,769	7,966,804	848,536	691,390
Net realized gain	32,005,747	40,266,541	11,553,619	39,821,655
Net increase (decrease) in unrealized appreciation/depreciation	5,670,222	(52,000,243)	43,242,489	(53,057,897)
Net increase (decrease) in net assets resulting from operations	45,050,738	(3,766,898)	55,644,644	(12,544,852)
Distributions to shareholders from:
Net investment income	(7,221,912)	(7,757,756)	(903,897)	(876,975)
Net realized gain	(19,436,500)	(39,583,976)	(12,145,074)	(35,922,516)
Total distributions to shareholders	(26,658,412)	(47,341,732)	(13,048,971)	(36,799,491)
Equalization:
Net equalization	2,021,880	2,237,640	125,173	1,600,313
Capital share transactions:
Proceeds from shares sold	10,473,387	6,275,620	34,485,963	22,980,623
Reinvestment of distributions from net investment income and net realized gain	24,636,527	45,104,098	12,923,794	35,199,184
Payments for shares redeemed	(81,459,509)	(51,108,187)	(46,117,773)	(44,943,480)
Net increase (decrease) in net assets from capital share transactions	(46,349,595)	271,531	1,291,984	13,236,327
Total increase (decrease) in net assets	(25,935,389)	(48,599,459)	44,012,830	(34,507,703)
Net assets:
At the beginning of the year	492,417,723	541,017,182	299,380,160	333,887,863
At the end of the year	$466,482,334	492,417,723	343,392,990	299,380,160
Undistributed net investment income (loss)	$-	300,012	-	-

	Tax-Exempt Bond Fund		International Fund
	2016	2015	2016	2015
Operations:
Net investment income	$23,074,963	21,500,396	9,534,698	9,507,244
Net realized gain (loss)	1,657,062	2,120,557	(21,953,873)	1,182,382
Net increase (decrease) in unrealized appreciation/depreciation	(12,178,939)	(474,940)	23,655,177	(12,430,629)
Net increase (decrease) in net assets resulting from operations	12,553,086	23,146,013	11,236,002	(1,741,003)
Distributions to shareholders from:
Net investment income	(22,085,107)	(21,496,917)	(9,674,768)	(9,471,417)
Net realized gain	(1,169,087)	(2,015,724)	(12,673)	(2,834,849)
Total distributions to shareholders	(23,254,194)	(23,512,641)	(9,687,441)	(12,306,266)
Equalization:
Net equalization	-	-	-	-
Capital share transactions:
Proceeds from shares sold	19,338,667	23,502,450	34,599,021	29,859,634
Reinvestment of distributions from net investment income and net realized gain	22,594,801	23,506,847	9,687,457	12,306,269
Payments for shares redeemed	(59,149,478)	(41,851,737)	(28,020,420)	(18,877,071)
Net increase (decrease) in net assets from capital share transactions	(17,216,010)	5,157,560	16,266,058	23,288,832
Total increase (decrease) in net assets	(27,917,118)	4,790,932	17,814,619	9,241,563
Net assets:
At the beginning of the year	512,772,944	507,982,012	491,184,207	481,942,644
At the end of the year	$484,855,826	512,772,944	508,998,826	491,184,207
Undistributed (overdistributed) net investment income	$1,098,542	112,785	(1,591,305)	(1,183,615)

See accompanying notes to financial statements.

CLEARWATER INVESTMENT TRUST

Financial Highlights

Per share data (rounded to the nearest cent) for a share of capital stock outstanding throughout the years or period ended and selected information for each year or period ended is as follows:

	Year ended December 31,
Core Equity Fund	2016	2015	2014	2013	2012
Net asset value, beginning of year	$35.57	39.41	37.77	28.81	25.26
Income (loss) from investment operations:
Net investment income	0.65	0.64	0.60	0.51	0.40
Net realized and unrealized gains (losses)	3.27	(0.96)	2.91	8.95	3.54
Total from investment operations	3.92	(0.32)	3.51	9.46	3.94
Less distributions to shareholders from:
Net investment income	(0.49)	(0.60)	(0.63)	(0.50)	(0.39)
Net realized gain	(1.57)	(2.92)	(1.24)	-	-
Total distributions to shareholders	(2.06)	(3.52)	(1.87)	(0.50)	(0.39)
Net asset value, end of year	$37.43	35.57	39.41	37.77	28.81
Total return (a)	10.98%	(0.71)%	9.23%	32.85%	15.64%
Net assets, end of year (000s omitted)	$466,482	492,418	541,017	523,042	395,242
Ratio of expenses, net of waivers, to average net assets (b)(c)(d)(e)(f)	0.43%	0.42%	0.50%	0.50%	0.54%
Ratio of expenses, before waivers, to average net assets (b)(c)(d)(e)(f)	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income, net of waivers, to average net assets (c)(d)(e)(f)	1.63%	1.52%	1.50%	1.51%	1.49%
Ratio of net investment income, before waivers, to average net assets (c)(d)(e)(f)	1.16%	1.02%	1.10%	1.11%	1.13%
Portfolio turnover rate (excluding short-term securities)	44.11%	94.07%	13.54%	21.07%	22.31%

(a)	Total return figures are based on the change in net asset value of a share during the Year and assume reinvestment of distributions at net asset value.

(b)	In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(c)	Effective March 16, 2016, the investment advisory fee, net of voluntary waivers, increased to 0.44%. Also effective March 16, 2016, the Adviser decreased the voluntary waiver to 0.46%.

(d)	Effective March 16, 2015, the investment advisory fee, net of voluntary waivers, decreased to 0.40%. Also effective March 16, 2015, the Advisor increased the voluntary waiver to 0.50%.

(e)	Effective March 15, 2013, the investment advisory fee, net of voluntary waivers, decreased to 0.50%. Also effective March 15, 2013, the Advisor increased the voluntary waiver to 0.40%.

(f)	Effective March 15, 2012, the investment advisory fee, net of voluntary waivers, decreased to 0.52%. Also effective March 15, 2012, the Adviser increased the voluntary waiver to 0.38%.

See accompanying notes to financial statements.

CLEARWATER INVESTMENT TRUST

Financial Highlights

Per share data (rounded to the nearest cent) for a share of capital stock outstanding throughout the years or period ended and selected information for each year or period ended is as follows:

	Year ended December 31,
Small Companies Fund	2016	2015	2014	2013	2012
Net asset value, beginning of year	$17.18	20.30	22.35	18.70	16.91
Income (loss) from investment operations:
Net investment income	0.07	0.07	0.05	0.05	0.09
Net realized and unrealized gains (losses)	3.30	(0.90)	1.10	6.30	3.10
Total from investment operations	3.37	(0.83)	1.15	6.35	3.19
Less distributions to shareholders from:
Net investment income	(0.05)	(0.06)	(0.04)	(0.06)	(0.10)
Net realized gain	(0.71)	(2.23)	(3.16)	(2.64)	(1.30)
Total distributions to shareholders	(0.76)	(2.29)	(3.20)	(2.70)	(1.40)
Net asset value, end of year	$19.79	17.18	20.30	22.35	18.70
Total return (a)	19.67%	(3.96)%	5.03%	34.01%	19.02%
Net assets, end of year (000s omitted)	$343,393	299,380	333,888	343,068	281,936
Ratio of expenses, net of waivers, to average net assets (b)(c)(d)(e)	1.02%	0.97%	0.94%	0.95%	1.00%
Ratio of expenses, before waivers, to average net assets (b)(c)(e)	1.35%	1.35%	1.35%	1.35%	1.35%
Ratio of net investment income (loss), net of waivers, to average net assets(c)(e)	0.28%	0.22%	0.24%	0.21%	0.51%
Ratio of net investment income (loss), before waivers, to average net assets(c)(e)	(0.05)%	(0.16)%	(0.17)%	(0.19)%	0.16%
Portfolio turnover rate (excluding short-term securities)	78.82%	58.71%	55.51%	59.84%	59.48%

(a)	Total return figures are based on the change in net asset value of a share during the Year and assume reinvestment of distributions at net asset value.

(b)	In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(c)	Effective March 16, 2016, the investment advisory fee, net of voluntary waivers, increased to 1.03%. Also effective March 16, 2016, the Adviser decreased the voluntary waiver to 0.32%.

(d)	Effective March 16, 2015, the investment advisory fee, net of voluntary waivers, increased to 0.98%. Also effective March 16, 2015, the Adviser decreased the voluntary waiver to 0.37%.

(e)	Effective March 15, 2013, the investment advisory fee, net of voluntary waivers, decreased to 0.94%. Also effective March 15, 2013, the Adviser increased the voluntary waiver to 0.41%.

See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST

Financial Highlights

Per share data (rounded to the nearest cent) for a share of capital stock outstanding throughout the years or period ended and selected information for each year or period ended is as follows:

	Year ended December 31,
Tax-Exempt Bond Fund	2016	2015	2014	2013	2012
Net asset value, beginning of year	$10.16	10.16	9.23	10.15	9.62
Income (loss) from investment operations:
Net investment income	0.46	0.42	0.44	0.46	0.48
Net realized and unrealized gains (losses)	(0.23)	0.04	0.95	(0.84)	0.53
Total from investment operations	0.23	0.46	1.39	(0.38)	1.01
Less distributions to shareholders from:
Net investment income	(0.44)	(0.42)	(0.44)	(0.46)	(0.48)
Net realized gain	(0.02)	(0.04)	(0.02)	(0.08)	-
Total distributions to shareholders	(0.46)	(0.46)	(0.46)	(0.54)	(0.48)
Net asset value, end of year	$9.93	10.16	10.16	9.23	10.15
Total return (a)	2.28%	4.73%	15.29%	(3.77)%	10.66%
Net assets, end of year (000s omitted)	$484,856	512,773	507,982	465,026	527,118
Ratio of expenses, net of waivers, to average net assets (b)(c)(d)	0.34%	0.34%	0.33%	0.34%	0.36%
Ratio of expenses, before waivers, to average net assets (b)(c)(d)	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income, net of waivers, to average net assets(c)(d)	4.54%	4.23%	4.48%	4.78%	4.79%
Ratio of net investment income, before waivers, to average net assets(c)(d)	4.28%	3.97%	4.21%	4.52%	4.55%
Portfolio turnover rate (excluding short-term securities)	13.48%	18.93%	22.25%	31.65%	28.06%

(a)	Total return figures are based on the change in net asset value of a share during the Year and assume reinvestment of distributions at net asset value.

(b)	In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(c)	Effective March 16, 2015, the investment advisory fee, net of voluntary waivers, increased to 0.34%. Also effective March 16, 2015, the Adviser decreased the voluntary waiver to 0.26%.

(d)	Effective March 15, 2013, the investment advisory fee, net of voluntary waivers, decreased to 0.33%. Also effective March 15, 2013, the Adviser increased the voluntary waiver to 0.27%.

See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST

Financial Highlights

Per share data (rounded to the nearest cent) for a share of capital stock outstanding throughout the years or period ended and selected information for each year or period ended is as follows:

	Year ended December 31,
International Fund	2016	2015	2014	2013	2012
Net asset value, beginning of year	$14.02	14.41	15.76	13.33	12.23
Income (loss) from investment operations:
Net investment income	0.27	0.28	0.35	0.29	0.30
Net realized and unrealized gains (losses)	0.02	(0.31)	(1.08)	2.62	1.88
Total from investment operations	0.29	(0.03)	(0.73)	2.91	2.18
Less distributions to shareholders from:
Net investment income	(0.27)	(0.28)	(0.36)	(0.34)	(0.31)
Net realized gain	- (a)	(0.08)	(0.26)	(0.14)	(0.77)
Total distributions to shareholders	(0.27)	(0.36)	(0.62)	(0.48)	(1.08)
Net asset value, end of year	$14.04	14.02	14.41	15.76	13.33
Total return (b)	2.09%	(0.15)%	(4.70)%	21.85%	17.91%
Net assets, end of year (000s omitted)	$508,999	491,184	481,943	511,904	408,059
Ratio of expenses, net of waivers, to average net assets (c)(d)(e)(f)(g)	0.70%	0.69%	0.67%	0.66%	0.62%
Ratio of expenses, before waivers, to average net assets (c)(d)(e)(f)(g)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income, net of waivers, to average net assets (d)(e)(f)(g)	1.90%	1.87%	2.22%	1.99%	2.39%
Ratio of net investment income, before waivers, to average net assets (d)(e)(f)(g)	1.60%	1.56%	1.89%	1.65%	2.01%
Portfolio turnover rate (excluding short-term securities)	37.21%	18.49%	15.33%	22.54%	72.32%

(a)	Per share amounts from distributions paid from net realized gain were less than $0.01 per share.

(b)	Total return figures are based on the change in net asset value of a share during the Year and assume reinvestment of distributions at net asset value.

(c)	In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(d)	Effective March 16, 2016, the investment advisory fee, net of voluntary waivers, increased to 0.70%. Also effective March 16, 2016, the Adviser decreased the voluntary waiver to 0.30%.

(e)	Effective March 16, 2015, the investment advisory fee, net of voluntary waivers, increased to 0.69%. Also effective March 16, 2015, the Adviser decreased the voluntary waiver to 0.31%.

(f)	Effective March 15, 2013, the investment advisory fee, net of voluntary waivers, increased to 0.67%. Also effective March 15, 2013, the Adviser decreased the voluntary waiver to 0.33%.

(g)	Effective March 15, 2012, the investment advisory fee, net of voluntary waivers, decreased to 0.60%. Also effective March 15, 2012, the Adviser increased the voluntary waiver to 0.40%.

See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements
December 31, 2016

(1)	Organization

Clearwater Investment Trust (the “Trust”) was established on January 12, 1987 as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (as amended) as a diversified open end management investment company and presently includes four series: Clearwater Core Equity Fund (“Core Equity Fund”), Clearwater Small Companies Fund (“Small Companies Fund”), Clearwater Tax-Exempt Bond Fund (“Tax-Exempt Bond Fund”), and Clearwater International Fund (“International Fund” and together with the Core Equity Fund, Small Companies Fund and Tax-Exempt Bond Fund, the “Funds”). Clearwater Management Co., Inc. (the “Adviser”) serves as the investment adviser for each of the Funds and is responsible for the oversight of each of the Fund’s subadvisers. The Trust’s declaration of trust permits the Board of Trustees to create additional funds in the future. The investment objective of the Core Equity, Small Companies, and International Funds is long-term capital growth. The investment objective of the Tax-Exempt Bond Fund is high current income that is exempt from United States (“U.S.”) federal income tax, consistent with preservation of capital.

Fiduciary Counselling, Inc. (“FCI”) acts as subadviser to each of the Funds. FCI does not provide day-to-day management, but provides the Funds with various investment-related services, including investment strategy advice, manager recommendations and related duties as requested by the Adviser. FCI also provides certain services related to due diligence, performance reporting, compliance, and other administrative functions, which support the investment management services and subadviser oversight services provided to the Funds by the Adviser.

The Northern Trust Company serves as the custodian, administrator, accounting services agent and transfer agent for the Trust.

Effective November 4, 2016, the Trust terminated Osterweis Capital Management, LLC, one of the subadvisers to the Clearwater Core Equity Fund.

Under normal market conditions, the Core Equity Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. companies. The equity securities in which the Fund primarily invests are common and preferred stocks. The Fund employs a multi-style (growth and value) and multi-manager approach whereby portions of the Fund are allocated to different subadvisers who employ distinct investment styles. The Fund’s Adviser allocates portions of the Fund’s assets among subadvisers. The Fund currently allocates assets among the following subadvisers who provide day-to-day management for the Fund: Parametric Portfolio Associates, LLC (“Parametric”), AQR Capital Management (“AQR”), and O’Shaughnessy Asset Management (“OSAM”). The allocation among subadvisers will vary over time, but the current intent of the Fund’s Adviser is that under normal market conditions approximately 60% of the Fund’s total assets will be allocated to Parametric; the remaining assets will be allocated to one or more of the Fund’s two other subadvisers that provide day-to-day management. Parametric manages its portion of the Fund’s assets using a passive management strategy to seek investment results that match, before fees and expenses, the investment results of the Russell 1000® Index as closely as possible without requiring the Fund to realize taxable gains. In addition, as noted above, FCI also acts as a subadviser to the Fund but does not provide day-to-day management.

Under normal market conditions, the Small Companies Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small companies. The Fund defines

9	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements
December 31, 2016

“small companies” as issuers with market capitalizations no greater than $5 billion at the time of purchase. The equity securities the Fund invests in consist primarily of exchange traded common and preferred stocks. The Fund may also invest in a type of equity security called a convertible security to reduce volatility or correlation risk in the portfolio. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. It is intended that the Fund holds a portion of its portfolio for more than two years to allow for the change that prompted the relevant security’s purchase to yield results. The Fund uses a “multi-style, multi-manager” approach. The Fund’s Adviser allocates portions of the Fund’s assets between subadvisers who employ distinct investment styles. The Fund currently allocates assets between the following subadvisers who provide day-to-day management for the Fund: Kennedy Capital Management, Inc. (“Kennedy”) and Keeley Asset Management Corp. (“Keeley”). FCI also acts as a subadviser to the Fund but does not provide day-to-day management.

Under normal market conditions, the Tax-Exempt Bond Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in tax-exempt bonds, which are debt obligations issued by or for the U.S. states, territories and possessions and the District of Columbia. The interest on these bonds is generally exempt from both U.S. regular federal income tax and U.S. federal alternative minimum tax. However, the Fund may invest up to 20% of its net assets in bonds that generate interest income subject to federal alternative minimum tax for individuals. All exempt interest income may increase certain corporate shareholders’ alternative minimum tax. The Fund invests in both revenue bonds, which are backed by and payable only from the revenues derived from a specific facility or specific revenue source, and in general obligation bonds, which are secured by the full faith, credit and taxation power of the issuing municipality. The Fund currently has one subadviser that provides day-to-day management for the Fund, Sit Fixed Income Advisers II, LLC (“Sit”). FCI also acts as a subadviser to the Fund but does not provide day-to-day management.

Under normal market conditions, the International Fund intends to invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies organized or located outside the U.S. and doing a substantial amount of business outside the U.S. Equity securities in which the Fund invests include common and preferred stock, sponsored and unsponsored American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts, exchange-traded funds, and other investment companies. The Fund diversifies its investments among a number of different countries throughout the world, and may invest in companies of any size. The Fund does not intend to invest more than 20% of its net assets in the equity securities of developing or emerging market issuers. In order to hedge against adverse movements in currency exchange rates, the Fund may enter into foreign currency exchange contracts. The Fund does not intend to invest in foreign currency exchange contracts, options, futures contracts or options in futures contracts for speculative purposes. The Fund uses a “multi-style, multi-manager” approach. The Fund’s assets are allocated to different subadvisers who employ distinct investment styles. The Fund currently allocates assets among the following subadvisers who provide day-to-day management for the Fund: Parametric, Artisan Partners Limited Partnership (“Artisan Partners”), Denver Investments (“Denver”), WCM Investment Management (“WCM”) and Templeton Investment Counsel, LLC (“Templeton”). The allocation among subadvisers will vary over time, but the current intent of the Fund’s Adviser is that under normal market conditions approximately 50% of the Fund’s assets will be allocated to Parametric, and the remaining assets will be allocated to one or more of the Fund’s four other subadvisers that provide day-to-day management of the Fund. Parametric manages its portion of the Fund’s assets using a passive management strategy to seek investment results that match, before fees and expenses, the investment results of the MSCI World Ex U.S.A. Index - Net as closely as possible without requiring the Fund to realize taxable gains. FCI also acts as a subadviser to the Fund but does not provide day-to-day management.

10	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements
December 31, 2016

(2)	Summary of Significant Accounting Policies

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.”

The significant accounting policies followed by the Funds are as follows:

(a)	Investments in Securities

Investments in U.S. and foreign equity securities are valued at the last sales price or the regular trading session closing price on the principal exchange or market where they are traded. Foreign security values are stated in U.S. dollars. Equity securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the last bid and asked prices. Debt securities are valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities or broker provided prices. Such prices may be determined by taking into account other similar securities’ prices, yields, maturities, call features, ratings, prepayment speeds, credit risks, cash flows, institutional size trading in similar groups of securities and developments related to specific securities. Shares of open end investment companies are valued at their daily net asset value (“NAV”). Shares of closed-end funds and exchange traded funds are valued at the last sales price or the regular trading session closing price on the principal exchange or market where they are traded.

Securities for which no market quotations are readily available (including those for which trading has been suspended), or when the Adviser becomes aware that a significant event impacting the value of a security or group of securities has occurred after the closing of the exchange on which the security or securities principally trade, but before the calculation of the NAV, are valued at fair value as determined in good faith using procedures established by the Board of Trustees. This may occur particularly with respect to certain foreign securities held by the International Fund, whereby the Board of Trustees may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of these foreign securities as of the time the Fund’s NAV is calculated. The procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. These procedures are used by the Valuation Committee, in accordance with the procedures established by the Board of Trustees, to determine the fair value of the security or securities. Such determinations are then submitted for review and ratification by the Board of Trustees. The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

Security transactions are accounted for on the trade date, which is the date the securities are purchased or sold. Realized gains and losses are calculated on an identified cost basis. Dividend income is recognized on the ex-dividend date or, for foreign securities, as soon as the information is available. Interest income, is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method.

11	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements
December 31, 2016

(b)	Foreign Currency Translation

The International Fund invests in securities which are purchased and sold in foreign currencies as a principal investment strategy. The costs of purchases, proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The value of the International Fund’s net assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. The gains or losses, if any, on investments resulting from changes in foreign exchange rates are recorded within net realized gain (loss) on security transactions and within net increase (decrease) in unrealized appreciation/depreciation on security transactions on the Statements of Operations. The realized gains or losses, if any, on translation of other assets and liabilities denominated in foreign currencies are recorded within net realized gain (loss) on foreign currency transactions on the Statements of Operations. The International Fund also will incur costs in converting U.S. dollars to local currencies, and vice versa. Risks may arise upon investing in foreign securities including, but not limited to, political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income tax and possible delays in the settlement of foreign stock exchange transactions. The principal markets on which these securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the U.S.

(c)	Forward Foreign Currency Exchange Contracts

The International Fund enters into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against adverse movements in foreign currency exchange rates, specific transactions or the portfolio position. The objective of the International Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the International Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. Forward foreign currency exchange contracts are marked-to-market daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded on forward foreign currency exchange contracts within net increase (decrease) in unrealized appreciation/depreciation on the Statements of Operations. The International Fund records any realized gains or losses at the time the forward foreign currency exchange contract is offset by entering into a closing transaction with the same counterparty or is extinguished by delivery of the currency. Realized gains or losses, if any, are recorded within net realized gain (loss) on forward foreign currency exchange contracts on the Statements of Operations. Risks may arise upon entering into forward foreign currency exchange contracts from the potential of the issuer to default on its obligations under the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The International Fund bears the market risk from changes in foreign currency exchange rates and the credit risk if the issuer fails to perform. Additional information on derivative instruments and how these positions may impact the financial statements is found in Note 8, Derivative Instruments.

12	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements
December 31, 2016

(d)	Spot Contracts

The International Fund routinely enters into spot contracts in order to buy or sell a certain amount of foreign currency at the current market rate. The International Fund may enter into spot contracts in order to make payments, or to receive payments, based on investment trading activity in a foreign currency. A spot contract allows the International Fund to buy or sell foreign currency on the day it chooses to deal. From time to time, the Core Equity Fund may also enter into spot contracts in order to make or receive payments due to investment trading activity in a foreign currency on a non-U.S. exchange. Spot contracts are marked-to-market daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in translation of other assets and liabilities denominated in foreign currencies within net increase (decrease) in unrealized appreciation/depreciation on the Statements of Operations. Unrealized gains or losses on outstanding spot contracts are recorded in payables for investment securities purchased or receivable for securities sold, respectively, on the Statements of Assets and Liabilities. The Funds record any realized gains or losses at the time the spot contract settles. Realized gains or losses, if any, are included within net realized gain (loss) on foreign currency transactions on the Statements of Operations. Risks may arise upon entering into spot contracts from unanticipated movements in the value of a foreign currency relative to the U.S. dollar in a short period of time. The Funds bear the market risk from changes in foreign currency exchange rates.

(e)	Master Limited Partnerships

The Core Equity and International Funds invest in Master Limited Partnerships (“MLPs”). The benefits derived from the Funds’ investments in MLPs are largely dependent on the MLPs being treated as partnerships for federal income tax purposes. If any of the MLPs held by the Funds were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Funds with respect to their investments in such MLPs would be materially reduced, causing a decline in the value of the common stock. The Funds must include their allocable share of an MLP’s taxable income in their reportable taxable income, whether or not it receives a distribution in cash from the MLP. In such case, the Funds may have to liquidate securities to make required distributions to shareholders.

(f)	Delayed Delivery Transactions and When-Issued Securities

Certain Funds may engage in securities transactions on a when-issued or delayed-delivery basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment, with payment and delivery scheduled for a future date. During this period, the securities are subject to market fluctuations. When delayed-delivery purchases are outstanding, a Fund will segregate liquid assets on its records in amounts sufficient to meet the purchase price. A Fund may dispose of or renegotiate a delayed-delivery transaction, which may result in a capital gain or loss.

(g)	Short-Term Investments

The Core Equity, Small Companies, Tax-Exempt Bond, and International Funds currently invest in the U.S. Government Select Portfolio, a money market portfolio of Northern Institutional Funds, an investment company advised by Northern Trust Investments, Inc. The U.S. Government Select Portfolio primarily invests in securities issued by the U.S. government, government agencies, and government-sponsored enterprises. Before July 28, 2016, the Tax-Exempt Bond Fund invested in the Tax-Exempt Portfolio of the Northern Institutional Funds. The Tax-Exempt Portfolio primarily invests in high-quality short-term municipal instruments.

13	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements
December 31, 2016

(h)	Recoverable Taxes

The balances disclosed as foreign tax reclaim receivable, if any, represent net amounts withheld by foreign governments on dividend income earned in the respective countries subject to reclamation. All reclaims are paid directly to the applicable Funds.

(i)	Federal Taxes

The Trust’s policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. On a calendar-year basis, the Funds intend to distribute substantially all of their net investment income and net realized gains, if any, to avoid the payment of federal income and excise taxes. Therefore, no income tax provision is required. Each Fund is treated as a separate entity for federal income tax purposes.

Management has analyzed the Funds’ tax positions taken on federal tax returns for all open tax years and has concluded that as of December 31, 2016, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for the 2013, 2014, 2015 and 2016 tax years for which the applicable statutes of limitations have not expired remain subject to examination by the Internal Revenue Service and state departments of revenue. Net investment income and net realized gain (loss) for the Funds may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains, if any, may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) were recorded by the Funds. The Trust has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Further, the Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The tax character of distributions paid by the Funds during the years ended December 31, 2016 and 2015 was as follows:

	Tax-Exempt		Ordinary Income
	2016	2015	2016	2015
Core Equity Fund	$-	$-	$5,855,360	$7,656,214
Small Companies Fund	-	-	848,536	2,251,204
Tax-Exempt Bond Fund	21,330,974	21,378,310	97,304	449,770
International Fund	-	-	9,674,768	9,665,584

	Long-Term Capital Gains
	2016	2015
Core Equity Fund	$18,781,172	$37,447,878
Small Companies Fund	12,075,262	32,947,975
Tax-Exempt Bond Fund	1,167,286	1,682,556
International Fund	12,673	2,640,682

14	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements
December 31, 2016

During 2016, the Core Equity Fund utilized equalization accounting for tax purposes, whereby a portion of redemption payments were treated as distributions of ordinary income in the amount of $1,366,554.

As of December 31, 2016, the components of distributable earnings on a tax basis were as follows:

	Core Equity Fund	Small Companies Fund	Tax-Exempt Bond Fund	International Fund
Undistributed ordinary income	$-	$-	$-	$105,242
Undistributed tax-exempt income	-	-	1,913,662	-
Undistributed capital gain	13,943,322	3,430,558	591,290	-
Accumulated capital losses and other	-	-	(882,636)	(23,943,457)
Unrealized appreciation	227,964,392	63,045,205	14,890,404	113,848,215
Total	$241,907,714	$66,475,763	$16,512,720	$90,010,000

Distributions to shareholders from net investment income and net realized gain are determined in accordance with federal income tax regulations, which may differ from such amounts recorded in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) for financial reporting purposes. Accordingly, the Funds may make reclassifications among certain of their capital accounts in order to reflect the tax treatment for certain permanent differences that exist between federal income tax regulations and U.S. GAAP. These reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. These reclassifications may relate to net operating losses, Section 988 currency gains and losses, Passive Foreign Investment Companies (“PFICs”) gains and losses, recharacterization of dividends from investments in Real Estate Investment Trusts (“REITs”) and Partnerships gains and losses. At December 31, 2016, the reclassifications utilized equalization accounting whereby a portion of redemption payments were treated as distributions. These reclassifications have no impact on the total net assets or the NAV per share of the Funds. At December 31, 2016, reclassifications have been recorded among the following capital accounts on the Statements of Assets and Liabilities:

	Core Equity Fund	Small Companies Fund	Tax-Exempt Bond Fund	International Fund
Undistributed (overdistributed) net investment income	$(1,819,423)	$55,361	$(4,099)	$(267,621)
Accumulated net realized gain (loss)	(202,457)	(180,534)	4,099	267,621
APIC	2,021,880	125,173	-	-

15	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements
December 31, 2016

(j)	Distributions to Shareholders

Distributions to shareholders from net investment income, if any, are declared annually for the Core Equity, Small Companies, and International Funds and declared daily, payable monthly, for the Tax-Exempt Bond Fund. Distributions to shareholders from net realized gains, if any, are declared annually for all Funds. Distributions are paid in cash or reinvested in additional shares at the direction of the shareholders. During the year ended December 31, 2016, the Core Equity and Small Companies Funds utilized equalization accounting with respect to distributions to shareholders, in order to keep remaining shareholders’ interest in undistributed income from being affected. Such equalization is recorded on the Statements of Changes in Net Assets.

(k)	Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(l)	Indemnification

Under each Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to each Fund. In addition, certain of each Fund’s contracts with its service providers contain general indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against each Fund cannot be determined and each Fund has no historical basis for predicting the likelihood of any such claims. The Funds believe that the likelihood of any such claims is remote.

(3)	Fair Value Measurements

Fair value is an estimate of the price the Funds would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market for the security. This guidance establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments, as described in Note 2(a). These inputs are summarized in the three broad levels listed below.

●	Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

●	Level 2 – Other significant observable inputs including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc. or quoted prices for identical or similar assets in markets that are not active. Inputs that are derived principally from or corroborated by observable market data are also considered Level 2 measurement. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

●	Level 3 – Valuations based on unobservable inputs, which may include the Adviser’s own assumptions in determining the fair value of an investment.

16	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements
December 31, 2016

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following is a summary of the inputs used in valuing each Fund’s investments and other financial instruments, if any, which are carried at fair value, as of December 31, 2016.

	Core Equity Fund (a)
	Level 1	Level 2	Level 3	Total
Common Stocks	$463,581,059	$-	$-	$463,581,059
Rights	-	-	1,702	1,702
Short-Term Investments	2,797,986	-	-	2,797,986
Total	$466,379,045	$-	$1,702	$466,380,747

(a)	For the Core Equity Fund, the investment value is comprised of equity securities, rights and short-term investments. See the Fund’s Schedule of Investments for industry classification. Investments in equity and short-term securities generally are valued at the last sales price or the regular trading session closing price on the principal exchange or market where they are traded. Investments in rights generally are determined by taking into account the terms of the rights as well as the value of the underlying equity securities, which are determined by the valuation methodology described above. Two rights were deemed Level 3 classifications, as their trading was suspended pending corporate actions and these rights were valued at period end using internally determined prices.

The Core Equity Fund records all transfers between levels based on valuations at the end of each reporting period. At December 31, 2016, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on December 31, 2015.

There were no significant Level 3 valuations for which significant unobservable inputs were used at December 31, 2016.

17	(Continued)

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Notes to Financial Statements
December 31, 2016

	Small Companies Fund (b)
	Level 1	Level 2	Level 3	Total
Common Stocks	$329,433,445	$-	$-	$329,433,445
Short-Term Investments	12,813,306	-	-	12,813,306
Total	$342,246,751	$-	$-	$342,246,751

(b)	For the Small Companies Fund, the investment value is comprised of equity securities and short-term investments. See the Fund’s Schedule of Investments for industry classification. Investments in equity and short-term securities generally are valued at the last sales price or the regular trading session closing price on the principal exchange or market where they are traded.

The Small Companies Fund records all transfers between levels based on valuations at the end of each reporting period. At December 31, 2016, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on December 31, 2015.

18	(Continued)

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Notes to Financial Statements
December 31, 2016

	Tax-Exempt Bond Fund (c)
	Level 1	Level 2	Level 3	Total
Closed-End Funds	$26,771,699	$-	$-	$26,771,699
Municipal Bonds
Airports	-	2,818,650	-	2,818,650
Bond Banks	-	537,610	-	537,610
Development	-	34,195,772	-	34,195,772
Education	-	40,354,504	-	40,354,504
Facilities	-	1,908,099	-	1,908,099
General	-	43,004,985	-	43,004,985
General Obligations	-	19,666,205	-	19,666,205
Higher Education	-	18,445,043	-	18,445,043
Housing	-	31,138,902	-	31,138,902
Medical	-	41,013,312	-	41,013,312
Mello-Roos	-	1,831,653	-	1,831,653
Multifamily Housing	-	34,698,822	-	34,698,822
Nursing Home	-	53,357,434	-	53,357,434
Power	-	3,885,960	-	3,885,960
School District	-	30,462,436	-	30,462,436
Single Family Housing	-	75,949,640	-	75,949,640
Student Loan	-	1,853,303	-	1,853,303
Transportation	-	7,023,492	-	7,023,492
Utilities	-	417,161	-	417,161
Water	-	5,613,403	-	5,613,403
Short-Term Investments	7,677,864	-	-	7,677,864
Total	$34,449,563	$448,176,386	$-	$482,625,949

(c)	For the Tax-Exempt Bond Fund, the investment value is comprised of closed-end funds, municipal bonds, and short-term investments. Investments in closed-end funds and short-term securities generally are valued at the last sales price or the regular trading session closing price on the principal exchange or market where they are traded. Investments in municipal bonds generally are based on valuations using adjusted evaluated prices provided by the primary pricing provider. The Board of Trustees has delegated to the Valuation Committee the responsibility to determine in good faith the fair value of securities for which no price quotation is available from an approved pricing service or broker-dealer at the time the Tax-Exempt Bond Fund’s NAV is calculated, including securities for which the prices do not represent fair value or for which a significant event occurs that materially affects the value of the security after the close of the market on which the security principally trades and before the time the Tax-Exempt Bond Fund’s NAV is calculated.

(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements
December 31, 2016

The Tax-Exempt Bond Fund records all transfers between levels based on valuations at the end of each reporting period. At December 31, 2016, for the Tax-Exempt Bond Fund, there were seven transfers from Level 3 to Level 2 classifications based on levels assigned to the securities on December 31, 2015. The municipal bonds were transferred from Level 3 to Level 2 based on prices derived from observable market data for the current reporting period. No other transfers between levels occurred during the reporting period.

There were no significant Level 3 valuations for which significant unobservable inputs were used at December 31, 2016.

	International Fund (d)
	Level 1	Level 2	Level 3	Total
Common Stocks
Thailand	$246,818	499,356	-	$746,174
United Kingdom	69,884,706	-	1,712	69,886,418
All other countries	413,233,518	-	-	413,233,518
Convertible Preferred Stocks	-	-	126,236	126,236
Investment Companies	932,008	-	-	932,008
Master Limited Partnerships	15	-	-	15
Preferred Stocks	3,276,810	-	-	3,276,810
Rights	17,308	-	-	17,308
Short-Term Investments	19,594,255	-	-	19,594,255
Total	$507,185,438	$499,356	$127,948	$507,812,742

(d)	For the International Fund, the investment value is comprised of equity securities, MLPs, investment companies, rights and short-term investments. See the Fund’s Schedule of Investments for additional information on industry sector and currency concentration information. Investments in equity, MLPs and short-term securities generally are valued at the last sales price or the regular trading session closing price on the principal exchange or market where they are traded. Shares of open end investment companies are valued at their daily net asset value. Two inactively traded Thailand based securities were valued based on the prices of similar securities resulting in Level 2 classifications. At December 31, 2016, four securities were either deemed worthless or with a stale price, resulting in Level 3 classification.

(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements
December 31, 2016

International Fund Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Forward foreign currency exchange contracts	$-	$221,165	$-	$221,165
Liabilities
Forward foreign currency exchange contracts	-	(1,708)	-	(1,708)
Net Other Financial Instruments	$-	$219,457	$-	$219,457

The forward foreign currency exchange contracts outstanding at December 31, 2016 are considered Level 2 investments due to the contracts being marked-to-market daily at the applicable exchange rates that have been adjusted from the initial quoted rate. Forward foreign currency exchange contracts are shown on a gross basis in the above table and on the Statements of Assets and Liabilities.

The International Fund records all transfers between levels based on valuations at the end of each reporting period. At December 31, 2016, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on December 31, 2015.

There were no significant Level 3 valuations for which significant unobservable inputs were used at December 31, 2016.

(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements
December 31, 2016

(4)	Investment Security Transactions

The cost of purchases and proceeds from sales of securities (excluding short-term securities) for the year ended December 31, 2016, were as follows:

	Purchases	Sales
Core Equity Fund	$198,015,610	$250,885,504
Small Companies Fund	240,718,731	252,208,885
Tax-Exempt Bond Fund	66,120,604	77,850,118
International Fund	197,186,008	179,753,493

(5)	Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2016 and 2015 were as follows:

	Core Equity Fund		Small Companies Fund
	2016	2015	2016	2015
Sold	300,366	167,034	1,915,674	1,163,619
Issued for reinvestment of distributions	652,796	1,281,731	655,033	2,070,540
Redeemed	(2,334,337)	(1,333,010)	(2,643,251)	(2,262,541)
Net Increase (decrease)	(1,381,175)	115,755	(72,544)	971,618

	Tax-Exempt Bond Fund		International Fund
	2016	2015	2016	2015
Sold	1,899,036	2,331,345	2,532,939	2,003,543
Issued for reinvestment of distributions	2,207,354	2,431,950	694,441	894,351
Redeemed	(5,753,602)	(4,258,540)	(1,998,537)	(1,314,000)
Net Increase (decrease)	(1,647,212)	504,755	1,228,843	1,583,894

(6)	Capital Loss Carryforward

For the period subsequent to October 31, 2016 through the fiscal year ended December 31, 2016, the following Funds incurred capital losses and/or Section 988 currency (gains) and losses yielding a net capital loss which each Fund intends to treat as having been incurred in the following fiscal year:

	Short-Term	Long-Term	Total
Core Equity Fund	$-	$-	$-
Small Companies Fund	-	-	-
Tax-Exempt Bond Fund	112,705	-	112,705
International Fund	-	-	-

(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements
December 31, 2016

At December 31, 2016, the Funds had the following short-term and long-term capital loss carryforwards available to offset future net capital gains which do not expire. Future utilization of the capital loss carryforwards may be limited.

	Short-Term	Long-Term	Total
Core Equity Fund	$-	$-	$-
Small Companies Fund	-	-	-
Tax-Exempt Bond Fund	-	-	-
International Fund	8,358,982	15,584,475	23,943,457

(7)	Expenses and Related-Party Transactions

The Trust has a contract for investment advisory services with the Adviser. Under terms of separate agreements, Core Equity Fund, Small Companies Fund, Tax-Exempt Bond Fund and International Fund each pay an investment advisory fee equal to an annual rate of 0.90%, 1.35%, 0.60% and 1.00%, respectively, of each Fund’s average daily net assets. The Adviser is responsible for the payment or reimbursement of all the Funds’ expenses, except brokerage, taxes, interest, and extraordinary expenses. From the beginning of the reporting period until March 15, 2016, the management fees and the corresponding voluntary waivers for the Funds were as follows:

	Management Fees Prior to March 16, 2016
	Management Fee %	Voluntary Waiver %	Net Fee Actually Paid %
Core Equity Fund	0.90	(0.50)	0.40
Small Companies Fund	1.35	(0.37)	0.98
Tax-Exempt Bond Fund	0.60	(0.26)	0.34
International Fund	1.00	(0.31)	0.69

The Adviser has periodically modified its management fee for each of the Funds through voluntary waivers. Effective March 16, 2016, the net management fees actually paid for the Core Equity Fund, Small Companies Fund and the International Fund changed due to the Adviser’s modification of the voluntary waivers for those Funds as shown below:

	Management Fees Effective March 16, 2016
	Management Fee %	Voluntary Waiver %	Net Fee Actually Paid %
Core Equity Fund	0.90	(0.46)	0.44
Small Companies Fund	1.35	(0.32)	1.03
Tax-Exempt Bond Fund	0.60	(0.26)	0.34
International Fund	1.00	(0.30)	0.70

The Adviser currently intends to continue these voluntary waivers indefinitely. However, the Adviser may terminate these voluntary arrangements at any time.

(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements
December 31, 2016

In addition to fees and expenses which the Funds bear directly, the Funds indirectly bear a pro rata share of the fees and expenses of any acquired funds in which they invest, such as short-term investments in mutual funds or other investment companies and investments in closed-end funds. Such indirect expenses are not included in any of the reported expense ratios.

The Adviser has entered into subadvisory contracts with independent investment advisory firms for each Fund to provide daily investment management services. The subadvisory fees are based on each subadviser’s proportional net assets it currently manages within each Fund and are paid directly by the Adviser. For each subadviser, the fee schedule is detailed according to the following schedule:

The subadvisory fee for the Core Equity Fund, payable to Parametric, OSAM and AQR is equal to an annual rate of 0.15%, 0.35% and 0.35% of the portions of net assets managed, respectively.

The subadvisory fee for the Core Equity Fund, payable to Osterweis for its portion of net assets managed was based on the following annual rates:

Osterweis
First $25 Million	0.75%
$25 Million to $100 Million	0.65%
More than $100 Million	0.55%

The subadvisory fee for the Small Companies Fund, payable to Kennedy and Keeley for each of their respective portions of net assets managed is based on the following annual rates:

Kennedy
Up to and including $50 Million	0.85%
Over $50 Million	0.80%

Keeley
First $2 Million	1.00%
Next $8 Million	0.85%
Over $10 Million	0.70%

(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements
December 31, 2016

The subadvisory fee for the Tax-Exempt Bond Fund, payable to Sit for Sit’s portion of net assets managed is based on the following annual rates:

Sit
Up to and including $20 Million	0.40%
Next $30 Million	0.30%
Next $25 Million	0.25%
Next $175 Million	0.20%
Over $250 Million	0.18%

The subadvisory fee for the International Fund, payable to Parametric and WCM, is equal to an annual rate of 0.15% and 0.80% of the portions of net assets managed, respectively.

The subadvisory fee for the International Fund, payable to Artisan Partners, Denver, and Templeton for each of their respective portions of net assets managed is based on the following annual rates:

Artisan Partners
First $50 Million	0.80%
Next $50 Million	0.60%
All assets in excess of $100 Million	0.50%

Denver
First $10 Million	1.25%
All assets in excess of $10 Million	0.85%

Templeton
First $25 Million	0.95%
Next $25 Million	0.85%
Next $50 Million	0.75%
Next $150 Million	0.65%
Next $250 Million	0.55%
Over $500 Million	0.50%

The Adviser has also engaged FCI as a subadviser for each Fund. FCI regularly provides the Funds with various investment-related services, including investment strategy advice, manager recommendations and related duties as requested by the Adviser. FCI also provides certain services related to due diligence, performance reporting, compliance, and other administrative functions, which support the investment management services and subadviser oversight services provided to the Trust by the Adviser. For its services, FCI is compensated with a subadvisory fee payable by the Adviser of 0.20% of each Fund’s average daily net assets, paid on a quarterly basis. FCI is compensated out of the investment advisory fees the Adviser receives from the respective Funds. FCI has agreed to waive the difference between the amount calculated under the subadvisory fee schedule and an amount determined by multiplying the total number of hours worked by FCI in providing services under the subadvisory agreement by an hourly rate that is approved by the Adviser.

(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements
December 31, 2016

(8)	Derivative Instruments

Information concerning the types of derivatives in which the International Fund invests, the objectives for using them and their related risks can be found in Note 2 (c) and (d). Below are the types of derivatives held in the International Fund by location as presented in the Statements of Assets and Liabilities as of December 31, 2016, with additional detail on the net amounts impacting the Statements of Assets and Liabilities. The forward foreign currency exchange contracts presented below are not subject to master netting agreements or other similar agreements.

ASSETS				LIABILITIES

Name of Fund	Derivative Type	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value	Counterparty
International Fund	Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$221,165	Unrealized depreciation on forward foreign currency exchange contracts	$1,708	Northern Trust

The following tables set forth by primary risk exposure the International Fund’s net realized gain (loss) and net increase (decrease) in appreciation/depreciation on forward foreign currency exchange contracts for the year ended December 31, 2016:

Name of Fund	Derivative Type	Statements of Operations Location	Value	Name of Fund	Derivative Type	Statements of Operations Location	Value
International Fund	Forward foreign currency exchange contracts	Net realized gain (loss) on forward foreign currency exchange contracts	$(205,597)	International Fund	Forward foreign currency exchange contracts	Net increase (decrease) in unrealized appreciation/depreciation on forward foreign currency exchange contracts	$213,588

26	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements
December 31, 2016

Derivative transactions are measured in terms of the notional amount. The following table presents, for the International Fund, the number of transactions and weighted average notional amounts of forward foreign currency exchange contracts, which is indicative of the volume of derivative activity, for the year ended December 31, 2016.

International Fund
Forward Foreign Currency Exchange Contracts
Number of Transactions	Weighted Average Notional Amount
14	$4,574,827

(9)	Subsequent Events

Management has evaluated subsequent events relating to the Funds through the date the financial statements were available to be issued and has concluded there are no such events or transactions requiring financial statement disclosure and/or adjustments to the financial statements.

27	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Core Equity Fund
December 31, 2016

Shares	Security	Cost	Fair value (a)	Percent of net assets
Common Stocks:
Consumer Discretionary:
1,500	ADVANCE AUTO PARTS, INC.	$53,557	253,680
6,150	AMAZON.COM, INC.(b)	274,721	4,611,701
1,600	AMC NETWORKS, INC., CLASS A(b)	25,785	83,744
1,100	AUTOLIV, INC.(c)	19,410	124,465
800	AUTOZONE, INC.(b)	320,664	631,832
15,753	BED BATH & BEYOND, INC.	818,905	640,202
71,085	BEST BUY CO., INC.	2,505,566	3,033,197
1,400	BIG LOTS, INC.	15,477	70,294
4,400	BORGWARNER, INC.	51,799	173,536
1,536	BRINKER INTERNATIONAL, INC.	49,069	76,078
327	BURLINGTON STORES, INC.(b)	28,306	27,713
300	CABLE ONE, INC.	113,966	186,519
4,168	CARMAX, INC.(b)	50,984	268,378
2,080	CARTER’S, INC.	181,648	179,691
13,473	CBS CORP., CLASS B (NON VOTING)	473,967	857,152
3,229	CHARTER COMMUNICATIONS, INC., CLASS A(b)	121,025	929,694
9,400	CLEAR CHANNEL OUTDOOR HOLDINGS, INC., CLASS A	2,952	47,470
14,667	COACH, INC.	365,135	513,638
45,223	COMCAST CORP., CLASS A	1,664,257	3,122,648
1,345	CST BRANDS, INC.	11,311	64,762
4,600	D.R. HORTON, INC.	22,057	125,718
3,426	DARDEN RESTAURANTS, INC.	109,414	249,139
4,599	DICK’S SPORTING GOODS, INC.	167,581	244,207
3,089	DOLLAR GENERAL CORP.	207,226	228,802
8,843	DOLLAR TREE, INC.(b)	223,214	682,503
900	DOMINO’S PIZZA, INC.	90,041	143,316
2,955	EXPEDIA, INC.	207,888	334,742
8,243	FOOT LOCKER, INC.	331,601	584,346
38,163	FORD MOTOR CO.	164,117	462,917
3,600	GAMESTOP CORP., CLASS A	14,505	90,936
11,912	GAP (THE), INC.	319,041	267,305
7,229	GARMIN LTD.(c)	282,862	350,534
65,420	GENERAL MOTORS CO.	1,991,087	2,279,233
25,361	GENTEX CORP.	276,468	499,358
3,450	GENUINE PARTS CO.	102,424	329,613
1,599	GOODYEAR TIRE & RUBBER (THE) CO.	46,171	49,361
19,219	GROUPON, INC.(b)	70,098	63,807
2,000	HANESBRANDS, INC.	10,095	43,140
7,242	HARLEY-DAVIDSON, INC.	68,099	422,498
4,300	HARMAN INTERNATIONAL INDUSTRIES, INC.	74,798	477,988
3,884	HASBRO, INC.	281,693	302,136
36,720	HOME DEPOT (THE), INC.	1,493,768	4,923,418
305	ILG, INC.	1,053	5,542
5,927	INTERNATIONAL GAME TECHNOLOGY PLC	168,886	151,257
15,600	INTERPUBLIC GROUP OF (THE) COS., INC.	40,950	365,196
4,469	J.C. PENNEY CO., INC.(b)	38,023	37,137
564	JOHN WILEY & SONS, INC., CLASS A	28,679	30,738
64,353	KOHL’S CORP.	2,607,169	3,177,751
6,190	L BRANDS, INC.	70,745	407,550
4,983	LAS VEGAS SANDS CORP.	158,265	266,142
22,875	LEAR CORP.	2,607,707	3,027,964
3,631	LEGGETT & PLATT, INC.	163,555	177,483
2,900	LENNAR CORP., CLASS A	38,265	124,497
783	LIBERTY BROADBAND CORP., CLASS A(b)	1,186	56,736
1,566	LIBERTY BROADBAND CORP., CLASS C(b)	2,222	115,994
1,189	LIBERTY EXPEDIA HOLDINGS, INC., CLASS A(b)	6,215	47,168
5,832	LIBERTY GLOBAL PLC, CLASS A(b)(c)	42,377	178,401
7,374	LIBERTY GLOBAL PLC, SERIES C(b)(c)	51,974	219,008
9,800	LIBERTY INTERACTIVE CORP. QVC GROUP, CLASS A(b)	22,847	195,804
313	LIBERTY MEDIA CORP.-LIBERTY BRAVES, CLASS A(b)	345	6,413
626	LIBERTY MEDIA CORP.-LIBERTY BRAVES, CLASS C(b)	492	12,889
783	LIBERTY MEDIA CORP.-LIBERTY MEDIA, CLASS A(b)	658	24,547
1,566	LIBERTY MEDIA CORP.-LIBERTY MEDIA, CLASS C(b)	1,276	49,063
3,132	LIBERTY MEDIA CORP.-LIBERTY SIRIUSXM, CLASS A(b)	2,687	108,117
6,264	LIBERTY MEDIA CORP.-LIBERTY SIRIUSXM, CLASS C(b)	5,109	212,475
1,080	LIBERTY TRIPADVISOR HOLDINGS, INC., CLASS A(b)	3,377	16,254
1,783	LIBERTY VENTURES, SERIES A(b)	7,986	65,739

See accompanying notes to the financial statements.	28	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Core Equity Fund
December 31, 2016

Shares	Security	Cost	Fair value (a)	Percent of net assets
Consumer Discretionary (Cont’d):
2,665	LKQ CORP.(b)	$61,727	81,682
4,500	LOWE’S COS., INC.	104,595	320,040
45,127	MACY’S, INC.	1,684,330	1,615,998
20,440	MARRIOTT INTERNATIONAL, INC., CLASS A	1,068,488	1,689,979
496	MARRIOTT VACATIONS WORLDWIDE CORP.	3,643	42,086
11,913	MATTEL, INC.	372,418	328,203
30,777	MCDONALD’S CORP.	2,790,690	3,746,176
6,600	MGM RESORTS INTERNATIONAL(b)	54,921	190,278
29,392	MICHAEL KORS HOLDINGS LTD.(b)(c)	1,369,255	1,263,268
2,099	MICHAELS (THE) COS., INC.(b)	45,372	42,925
600	MOHAWK INDUSTRIES, INC.(b)	26,796	119,808
2,049	MURPHY USA, INC.(b)	104,617	125,952
4,900	NETFLIX, INC.(b)	41,142	606,620
4,915	NEWELL BRANDS, INC.	52,223	219,455
2,375	NEWS CORP., CLASS A	7,170	27,218
19,544	NIKE, INC., CLASS B	354,890	993,422
4,300	NORDSTROM, INC.	45,233	206,099
117	NVR, INC.(b)	154,454	195,273
9,561	OMNICOM GROUP, INC.	649,940	813,737
2,251	O’REILLY AUTOMOTIVE, INC.(b)	290,427	626,701
1,500	PANERA BREAD CO., CLASS A(b)	69,667	307,635
370	POOL CORP.	34,226	38,606
600	PRICELINE GROUP (THE), INC.(b)	55,053	879,636
14,100	PULTEGROUP, INC.	58,797	259,158
2,464	PVH CORP.	205,689	222,351
2,851	RALPH LAUREN CORP.	166,783	257,502
16,181	ROSS STORES, INC.	406,362	1,061,474
3,903	ROYAL CARIBBEAN CRUISES LTD.	83,046	320,202
4,483	SALLY BEAUTY HOLDINGS, INC.(b)	115,208	118,441
3,846	SCRIPPS NETWORKS INTERACTIVE, INC., CLASS A	245,756	274,489
689	SIX FLAGS ENTERTAINMENT CORP.	38,181	41,312
28,500	STARBUCKS CORP.	182,045	1,582,320
34,087	TARGET CORP.	2,001,516	2,462,104
5,700	TEGNA, INC.	40,935	121,923
860	TESLA MOTORS, INC.(b)	22,377	183,773
4,136	THOR INDUSTRIES, INC.	148,062	413,807
1,400	TIFFANY & CO.	35,210	108,402
14,233	TIME WARNER, INC.	283,582	1,373,911
1,829	TIME, INC.	12,640	32,648
11,706	TJX (THE) COS., INC.	194,755	879,472
1,466	TOPBUILD CORP.(b)	11,809	52,190
810	TRIPADVISOR, INC.(b)	13,993	37,560
2,387	TUPPERWARE BRANDS CORP.	142,995	125,604
12,400	TWENTY-FIRST CENTURY FOX, INC., CLASS A	79,285	347,696
730	ULTA SALON COSMETICS & FRAGRANCE, INC.(b)	109,768	186,106
800	UNDER ARMOUR, INC., CLASS A(b)	9,641	23,240
906	UNDER ARMOUR, INC., CLASS C(b)	10,146	22,804
6,165	URBAN OUTFITTERS, INC.(b)	196,774	175,579
6,800	VF CORP.	87,065	362,780
1,400	VISTA OUTDOOR, INC.(b)	52,897	51,660
27,560	WALT DISNEY (THE) CO.	532,656	2,872,303
2,100	WHIRLPOOL CORP.	89,510	381,717
5,475	WYNDHAM WORLDWIDE CORP.	24,501	418,126
1,600	WYNN RESORTS LTD.	32,322	138,416
9,016	YUM CHINA HOLDINGS, INC.(b)	22,147	235,498
18,689	YUM! BRANDS, INC.	657,807	1,183,574
		35,530,337	68,940,215	14.78%
Consumer Staples:
37,440	ALTRIA GROUP, INC.	786,272	2,531,693
10,300	ARCHER-DANIELS-MIDLAND CO.	188,618	470,195
5,832	BROWN-FORMAN CORP., CLASS B	57,343	261,973
615	CASEY’S GENERAL STORES, INC.	70,706	73,111
8,000	CHURCH & DWIGHT CO., INC.	100,310	353,520
6,276	CLOROX (THE) CO.	777,441	753,245
57,881	COCA-COLA (THE) CO.	869,464	2,399,746
6,080	COLGATE-PALMOLIVE CO.	172,111	397,875
1,900	CONAGRA BRANDS, INC.	26,152	75,145

See accompanying notes to the financial statements.	29	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Core Equity Fund
December 31, 2016

Shares	Security	Cost	Fair value (a)	Percent of net assets
Consumer Staples (Cont’d):
4,600	CONSTELLATION BRANDS, INC., CLASS A	$63,227	705,226
8,172	COSTCO WHOLESALE CORP.	290,372	1,308,419
4,100	COTY, INC., CLASS A	79,479	75,071
7,625	CVS HEALTH CORP.	236,748	601,689
23,383	DR. PEPPER SNAPPLE GROUP, INC.	1,496,163	2,120,137
2,391	ENERGIZER HOLDINGS, INC.	112,183	106,662
3,734	ESTEE LAUDER (THE) COS., INC., CLASS A	70,943	285,614
16,668	GENERAL MILLS, INC.	540,715	1,029,582
3,300	HERBALIFE LTD.(b)	45,262	158,862
1,642	HERSHEY (THE) CO.	60,568	169,832
6,002	HORMEL FOODS CORP.	86,512	208,930
19,715	INGREDION, INC.	2,197,661	2,463,587
5,953	JM SMUCKER (THE) CO.	636,251	762,341
1,550	KIMBERLY-CLARK CORP.	69,760	176,886
5,579	KRAFT HEINZ (THE) CO.	34,550	487,158
26,800	KROGER (THE) CO.	228,089	924,868
633	LAMB WESTON HOLDINGS, INC.(b)	7,452	23,959
700	MCCORMICK & CO., INC. (NON VOTING)	21,613	65,331
4,114	MOLSON COORS BREWING CO., CLASS B	258,129	400,333
22,232	MONDELEZ INTERNATIONAL, INC., CLASS A	177,099	985,545
6,654	MONSTER BEVERAGE CORP.(b)	172,029	295,038
4,924	NU SKIN ENTERPRISES, INC., CLASS A	174,547	235,269
13,282	PEPSICO, INC.	757,191	1,389,695
28,832	PHILIP MORRIS INTERNATIONAL, INC.	248,821	2,637,840
5,633	PILGRIM’S PRIDE CORP.	121,798	106,971
6,000	PINNACLE FOODS, INC.	219,854	320,700
701	POST HOLDINGS, INC.(b)	42,673	56,353
52,442	PROCTER & GAMBLE (THE) CO.	1,989,936	4,409,324
5,596	REYNOLDS AMERICAN, INC.	27,316	313,600
1,900	SPECTRUM BRANDS HOLDINGS, INC.	176,648	232,427
1,963	SPROUTS FARMERS MARKET, INC.(b)	43,420	37,140
42,883	SYSCO CORP.	1,915,880	2,374,431
10,601	TYSON FOODS, INC., CLASS A	237,958	653,870
19,650	WALGREENS BOOTS ALLIANCE, INC.	224,986	1,626,234
10,103	WAL-MART STORES, INC.	649,029	698,320
12,390	WHOLE FOODS MARKET, INC.	271,233	381,116
		17,034,512	36,144,863	7.75%
Energy:
3,346	ANADARKO PETROLEUM CORP.	58,107	233,317
500	APACHE CORP.	18,831	31,735
1,800	BAKER HUGHES, INC.	83,788	116,946
56	CALIFORNIA RESOURCES CORP.(b)	22	1,192
9,400	CHESAPEAKE ENERGY CORP.(b)	48,316	65,988
32,795	CHEVRON CORP.	1,428,027	3,859,972
500	CIMAREX ENERGY CO.	32,151	67,950
6,643	CNOOC LTD. ADR(c)(d)	668,354	823,466
1,700	CONCHO RESOURCES, INC.(b)	49,631	225,420
23,044	CONOCOPHILLIPS	383,142	1,155,426
3,600	CONSOL ENERGY, INC.	30,888	65,628
2,000	CONTINENTAL RESOURCES, INC.(b)	20,765	103,080
2,600	DIAMOND OFFSHORE DRILLING, INC.(b)	50,336	46,020
6,000	DIAMONDBACK ENERGY, INC.(b)	570,297	606,360
1,300	ENERGEN CORP.(b)	44,343	74,971
9,600	EOG RESOURCES, INC.	62,765	970,560
4,000	EQT CORP.	132,900	261,600
43,651	EXXON MOBIL CORP.	1,662,337	3,939,939
2,400	FMC TECHNOLOGIES, INC.(b)	33,690	85,272
24,100	GULFPORT ENERGY CORP.(b)	565,788	521,524
10,158	HALLIBURTON CO.	138,080	549,446
3,100	HELMERICH & PAYNE, INC.	39,003	239,940
2,400	HOLLYFRONTIER CORP.	22,578	78,624
7,312	KINDER MORGAN, INC.	64,699	151,432
2,900	LAREDO PETROLEUM, INC.(b)	31,813	41,006
9,230	MARATHON PETROLEUM CORP.	345,489	464,730
3,000	MURPHY OIL CORP.	39,255	93,390
1,714	NABORS INDUSTRIES LTD.	28,070	28,110
32,061	NATIONAL OILWELL VARCO, INC.	986,702	1,200,364

See accompanying notes to the financial statements.	30	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Core Equity Fund
December 31, 2016

Shares	Security	Cost	Fair value (a)	Percent of net assets
Energy (Cont’d):
5,702	NEWFIELD EXPLORATION CO.(b)	$166,375	230,931
7,700	NOBLE CORP. PLC(c)	50,127	45,584
3,800	NOBLE ENERGY, INC.	20,499	144,628
6,000	OCCIDENTAL PETROLEUM CORP.	54,261	427,380
2,000	ONEOK, INC.	27,592	114,820
17,696	PATTERSON-UTI ENERGY, INC.	254,139	476,376
18,181	PHILLIPS 66	533,530	1,571,020
3,200	PIONEER NATURAL RESOURCES CO.	48,507	576,224
2,100	QEP RESOURCES, INC.(b)	28,224	38,661
1,310	RICE ENERGY, INC.(b)	28,629	27,968
1,457	ROWAN COS. PLC, CLASS A(b)	28,249	27,523
15,436	SCHLUMBERGER LTD.	388,361	1,295,852
1,400	SM ENERGY CO.	27,342	48,272
3,400	SOUTHWESTERN ENERGY CO.(b)	26,758	36,788
9,954	SPECTRA ENERGY CORP.	137,808	409,010
1,100	TARGA RESOURCES CORP.	29,491	61,677
31,831	TESORO CORP.	2,524,872	2,783,621
4,400	TRANSOCEAN LTD.(b)(c)	65,692	64,856
67,868	VALERO ENERGY CORP.	3,217,924	4,636,742
3,300	WHITING PETROLEUM CORP.(b)	26,631	39,666
870	WORLD FUEL SERVICES CORP.	39,979	39,942
5,200	WPX ENERGY, INC.(b)	50,544	75,764
		15,415,701	29,276,713	6.28%
Financials:
50,806	AEGON N.V. (REGISTERED)(c)	279,494	280,957
600	AFFILIATED MANAGERS GROUP, INC.(b)	35,023	87,180
11,757	AFLAC, INC.	621,464	818,287
500	ALLEGHANY CORP.(b)	140,685	304,060
20,390	ALLIANZ S.E. ADR(c)(d)	310,533	336,027
8,100	ALLIED WORLD ASSURANCE CO. HOLDINGS A.G.(c)	86,629	435,051
28,753	ALLSTATE (THE) CORP.	1,505,142	2,131,172
10,133	AMERICAN EXPRESS CO.	257,999	750,653
4,900	AMERICAN FINANCIAL GROUP, INC.	220,290	431,788
15,268	AMERICAN INTERNATIONAL GROUP, INC.	603,389	997,153
23,841	AMERIPRISE FINANCIAL, INC.	2,059,682	2,644,921
5,829	AON PLC(c)	230,910	650,108
9,843	ARCH CAPITAL GROUP LTD.(b)(c)	475,417	849,352
1,600	ARTHUR J. GALLAGHER & CO.	34,040	83,136
3,116	ASSOCIATED BANC-CORP	61,095	76,965
4,900	ASSURANT, INC.	218,575	455,014
14,090	ASSURED GUARANTY LTD.(c)	367,190	532,179
24,328	AXA S.A. ADR(c)(d)	491,239	613,066
4,327	AXIS CAPITAL HOLDINGS LTD.(c)	209,054	282,423
202,767	BANK OF AMERICA CORP.	2,094,278	4,481,151
11,957	BANK OF NEW YORK MELLON (THE) CORP.	299,377	566,523
11,991	BB&T CORP.	367,317	563,817
31,431	BERKSHIRE HATHAWAY, INC., CLASS B(b)	3,682,535	5,122,624
11,040	CAPITAL ONE FINANCIAL CORP.	402,176	963,130
21,400	CHARLES SCHWAB (THE) CORP.	186,608	844,658
6,400	CHUBB LTD.(c)	606,479	845,568
28,445	CINCINNATI FINANCIAL CORP.	1,897,056	2,154,709
18,281	CITIGROUP, INC.	630,914	1,086,440
5,929	CITIZENS FINANCIAL GROUP, INC.	206,596	211,250
3,385	CME GROUP, INC.	342,594	390,460
707	COMERICA, INC.	48,979	48,154
500	CREDIT ACCEPTANCE CORP.(b)	86,421	108,755
23,154	DISCOVER FINANCIAL SERVICES	661,472	1,669,172
7,339	E*TRADE FINANCIAL CORP.(b)	86,904	254,296
900	ENDURANCE SPECIALTY HOLDINGS LTD.(c)	25,105	83,160
1,649	EVEREST RE GROUP LTD.(c)	296,126	356,844
44,943	FIFTH THIRD BANCORP	694,227	1,212,113
400	FIRST CITIZENS BANCSHARES, INC., CLASS A	57,523	142,000
36,400	FIRST HORIZON NATIONAL CORP.	273,237	728,364
1,863	FNF GROUP	21,555	63,267
620	FNFV GROUP(b)	2,893	8,494
8,577	FRANKLIN RESOURCES, INC.	158,011	339,478
8,500	GOLDMAN SACHS GROUP (THE), INC.	723,237	2,035,325

See accompanying notes to the financial statements.	31	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Core Equity Fund
December 31, 2016

Shares	Security	Cost	Fair value (a)	Percent of net assets
Financials (Cont’d):
3,000	HANOVER INSURANCE GROUP (THE), INC.	$215,948	273,030
45,927	HARTFORD FINANCIAL SERVICES GROUP (THE), INC.	1,880,708	2,188,422
45,100	HUNTINGTON BANCSHARES, INC.	273,731	596,222
505	INTERCONTINENTAL EXCHANGE, INC.	12,819	28,492
2,700	INVESCO LTD.	32,170	81,918
33,700	JANUS CAPITAL GROUP, INC.	222,792	447,199
87,697	JPMORGAN CHASE & CO.	3,636,288	7,567,374
15,243	KEYCORP	183,009	278,490
3,752	LEGG MASON, INC.	52,584	112,222
21,812	LINCOLN NATIONAL CORP.	1,090,438	1,445,481
1,300	LOEWS CORP.	10,310	60,879
2,482	M&T BANK CORP.	387,425	388,259
200	MARKEL CORP.(b)	67,789	180,900
12,691	MARSH & MCLENNAN COS., INC.	707,260	857,785
1,300	MERCURY GENERAL CORP.	38,018	78,273
36,430	METLIFE, INC.	1,552,807	1,963,213
2,200	MOODY’S CORP.	77,502	207,394
23,488	MORGAN STANLEY	527,137	992,368
16,662	MSCI, INC.	1,181,714	1,312,632
5,900	NASDAQ, INC.	240,309	396,008
25,914	NAVIENT CORP.	273,025	425,767
4,539	PACWEST BANCORP	65,912	247,103
14,721	PNC FINANCIAL SERVICES GROUP (THE), INC.	999,199	1,721,768
8,040	POPULAR, INC.(c)	229,520	352,313
5,628	PRINCIPAL FINANCIAL GROUP, INC.	175,248	325,636
1,200	PROASSURANCE CORP.	63,041	67,440
21,221	PROGRESSIVE (THE) CORP.	523,891	753,346
25,500	PRUDENTIAL FINANCIAL, INC.	1,755,712	2,653,530
38,253	REGIONS FINANCIAL CORP.	407,378	549,313
3,371	REINSURANCE GROUP OF AMERICA, INC.	296,860	424,173
1,379	RENAISSANCERE HOLDINGS LTD.(c)	146,120	187,847
3,151	ROYAL BANK OF CANADA(c)	75,539	213,354
3,600	S&P GLOBAL, INC.	84,305	387,144
7,500	SEI INVESTMENTS CO.	108,537	370,200
10,100	SLM CORP.(b)	36,679	111,302
177,862	SOCIETE GENERALE S.A. ADR(c)(d)	1,281,507	1,746,605
359	STATE STREET CORP.	28,221	27,901
13,722	SUNTRUST BANKS, INC.	405,753	752,652
30,331	SWISS RE A.G. ADR(c)(d)	671,137	720,665
766	SYNCHRONY FINANCIAL	28,223	27,783
4,704	SYNOVUS FINANCIAL CORP.	83,310	193,240
6,349	T. ROWE PRICE GROUP, INC.	125,884	477,826
5,800	TCF FINANCIAL CORP.	51,852	113,622
2,600	TFS FINANCIAL CORP.	25,038	49,504
2,468	TORCHMARK CORP.	145,321	182,040
23,807	TRAVELERS (THE) COS., INC.	1,850,935	2,914,453
50,038	UNUM GROUP	1,803,757	2,198,169
28,219	US BANCORP	838,018	1,449,610
6,518	VALIDUS HOLDINGS LTD.(c)	251,458	358,555
1,800	WASHINGTON FEDERAL, INC.	23,535	61,830
77,145	WELLS FARGO & CO.	942,151	4,251,461
300	WHITE MOUNTAINS INSURANCE GROUP LTD.	194,754	250,815
6,106	WR BERKLEY CORP.	273,043	406,110
4,008	ZIONS BANCORPORATION	111,016	172,504
		48,826,107	81,641,386	17.50%
Health Care:
8,535	ABBOTT LABORATORIES	131,963	327,829
12,835	ABBVIE, INC.	229,019	803,728
8,291	AETNA, INC.	427,221	1,028,167
4,120	AGILENT TECHNOLOGIES, INC.	181,587	187,707
3,000	ALEXION PHARMACEUTICALS, INC.(b)	58,087	367,050
737	ALIGN TECHNOLOGY, INC.(b)	64,241	70,848
4,359	ALLERGAN PLC(b)	128,625	915,434
4,700	ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.(b)	50,008	47,987
7,200	AMERISOURCEBERGEN CORP.	115,968	562,968
20,454	AMGEN, INC.	770,397	2,990,579
7,749	ANTHEM, INC.	269,791	1,114,074

See accompanying notes to the financial statements.	32	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Core Equity Fund
December 31, 2016

Shares	Security	Cost	Fair value (a)	Percent of net assets
Health Care (Cont’d):
8,439	BAXTER INTERNATIONAL, INC.	$397,601	374,185
3,530	BECTON DICKINSON AND CO.	355,325	584,392
6,084	BIOGEN, INC.(b)	317,378	1,725,301
32,800	BOSTON SCIENTIFIC CORP.(b)	182,160	709,464
21,700	BRISTOL-MYERS SQUIBB CO.	613,259	1,268,148
2,145	BRUKER CORP.	43,219	45,431
5,828	C.R. BARD, INC.	913,874	1,309,318
1,000	CARDINAL HEALTH, INC.	26,001	71,970
12,872	CELGENE CORP.(b)	146,839	1,489,934
1,852	CENTENE CORP.(b)	106,465	104,657
3,600	CERNER CORP.(b)	40,603	170,532
5,700	CIGNA CORP.	89,680	760,323
18,843	DANAHER CORP.	790,752	1,466,739
2,850	DAVITA, INC.(b)	21,812	182,970
11,687	DENTSPLY SIRONA, INC.	527,125	674,690
10,162	EDWARDS LIFESCIENCES CORP.(b)	307,446	952,179
9,294	ELI LILLY & CO.	400,623	683,574
20,696	EXPRESS SCRIPTS HOLDING CO.(b)	611,746	1,423,678
40,489	GILEAD SCIENCES, INC.	1,274,558	2,899,417
193	HALYARD HEALTH, INC.(b)	3,014	7,137
2,341	HENRY SCHEIN, INC.(b)	154,657	355,153
6,608	HOLOGIC, INC.(b)	92,603	265,113
3,900	HUMANA, INC.	39,107	795,717
13,909	IDEXX LABORATORIES, INC.(b)	1,290,247	1,631,108
2,300	ILLUMINA, INC.(b)	98,233	294,492
154	INTUITIVE SURGICAL, INC.(b)	100,629	97,662
41,461	JOHNSON & JOHNSON	3,425,444	4,776,722
1,360	LABORATORY CORP. OF AMERICA HOLDINGS(b)	117,456	174,597
903	MALLINCKRODT PLC(b)	56,066	44,987
5,700	MCKESSON CORP.	202,596	800,565
540	MEDTRONIC PLC(c)	39,309	38,464
48,185	MERCK & CO., INC.	1,277,400	2,836,651
1,417	METTLER-TOLEDO INTERNATIONAL, INC.(b)	132,234	593,100
1,600	PATTERSON COS., INC.	29,864	65,648
3,400	PERKINELMER, INC.	53,706	177,310
600	PERRIGO CO. PLC(c)	49,572	49,938
90,880	PFIZER, INC.	853,722	2,951,782
6,346	QUEST DIAGNOSTICS, INC.	517,028	583,197
1,861	QUINTILES IMS HOLDINGS, INC.(b)	112,204	141,529
4,791	RESMED, INC.	129,046	297,282
4,539	ST. JUDE MEDICAL, INC.	114,088	363,982
4,700	STRYKER CORP.	18,139	563,107
1,300	TELEFLEX, INC.	66,613	209,495
6,700	THERMO FISHER SCIENTIFIC, INC.	138,727	945,370
320	UNITED THERAPEUTICS CORP.(b)	39,095	45,898
24,201	UNITEDHEALTH GROUP, INC.	1,417,209	3,873,128
3,936	UNIVERSAL HEALTH SERVICES, INC., CLASS B	239,148	418,712
5,199	VARIAN MEDICAL SYSTEMS, INC.(b)	217,945	466,766
962	VCA, INC.(b)	50,899	66,041
1,445	VEEVA SYSTEMS, INC., CLASS A(b)	55,063	58,812
900	VERTEX PHARMACEUTICALS, INC.(b)	22,441	66,303
4,379	WATERS CORP.(b)	321,839	588,494
4,304	ZIMMER BIOMET HOLDINGS, INC.	233,961	444,173
		21,302,677	50,401,708	10.80%
Industrials:
6,987	3M CO.	417,187	1,247,669
4,565	A.O. SMITH CORP.	187,414	216,153
38,320	ABB LTD. ADR(b)(c)(d)	838,528	807,402
923	ACCO BRANDS CORP.(b)	3,137	12,045
665	ACUITY BRANDS, INC.	145,308	153,522
1,657	AECOM(b)	48,445	60,249
4,642	AGCO CORP.	225,963	268,586
900	AIR LEASE CORP.	17,685	30,897
4,088	ALASKA AIR GROUP, INC.	273,119	362,728
1,533	ALLEGION PLC(c)	40,913	98,112
400	AMERCO	120,202	147,836
31,039	AMERICAN AIRLINES GROUP, INC.	1,110,907	1,449,211
5,175	AMETEK, INC.	73,221	251,505

See accompanying notes to the financial statements.	33	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Core Equity Fund
December 31, 2016

Shares	Security	Cost	Fair value (a)	Percent of net assets
Industrials (Cont’d):
1,700	B/E AEROSPACE, INC.	$34,478	102,323
19,374	BOEING (THE) CO.	777,977	3,016,144
5,205	BWX TECHNOLOGIES, INC.	145,980	206,639
3,405	CARLISLE COS., INC.	156,546	375,537
10,504	CATERPILLAR, INC.	272,491	974,141
11,388	CINTAS CORP.	1,031,717	1,315,997
6,001	CRANE CO.	207,659	432,792
31,624	CSX CORP.	234,515	1,136,250
7,101	CUMMINS, INC.	497,031	970,494
7,300	DEERE & CO.	199,160	752,192
77,697	DELTA AIR LINES, INC.	2,965,968	3,821,915
3,195	DONALDSON CO., INC.	117,473	134,446
1,525	DOVER CORP.	40,758	114,268
2,379	DUN & BRADSTREET (THE) CORP.	97,918	288,620
16,537	EATON CORP. PLC	619,090	1,109,467
3,766	EQUIFAX, INC.	389,116	445,254
2,280	EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.	112,692	120,749
9,123	FEDEX CORP.	573,731	1,698,703
5,271	FLUOR CORP.	195,376	276,833
6,209	FORTIVE CORP.	90,098	332,989
4,300	FORTUNE BRANDS HOME & SECURITY, INC.	33,889	229,878
1,400	GATX CORP.	24,276	86,212
2,128	GENERAL DYNAMICS CORP.	296,250	367,421
88,180	GENERAL ELECTRIC CO.	1,377,356	2,786,488
3,752	HD SUPPLY HOLDINGS, INC.(b)	114,664	159,498
360	HERC HOLDINGS, INC.(b)	5,808	14,458
9,188	HONEYWELL INTERNATIONAL, INC.	277,615	1,064,430
2,299	HUBBELL, INC.	159,480	268,293
6,103	HUNTINGTON INGALLS INDUSTRIES, INC.	920,563	1,124,112
3,871	IDEX CORP.	178,041	348,622
21,789	ILLINOIS TOOL WORKS, INC.	1,688,136	2,668,281
10,505	INGERSOLL-RAND PLC	631,190	788,295
5,384	JACOBS ENGINEERING GROUP, INC.(b)	233,589	306,888
2,100	JB HUNT TRANSPORT SERVICES, INC.	40,530	203,847
13,203	JETBLUE AIRWAYS CORP.(b)	81,151	296,011
859	JOHNSON CONTROLS INTERNATIONAL PLC	16,341	35,382
2,900	KANSAS CITY SOUTHERN	46,328	246,065
850	KLX, INC.(b)	13,147	38,344
30,023	KOMATSU LTD. ADR(c)(d)	676,360	680,922
3,689	L-3 COMMUNICATIONS HOLDINGS, INC.	431,514	561,134
1,000	LANDSTAR SYSTEM, INC.	30,070	85,300
900	LENNOX INTERNATIONAL, INC.	26,811	137,853
1,400	LINCOLN ELECTRIC HOLDINGS, INC.	28,970	107,338
1,884	LOCKHEED MARTIN CORP.	285,755	470,887
1,973	MACQUARIE INFRASTRUCTURE CORP.	134,768	161,194
4,800	MANITOWOC (THE) CO., INC.(b)	10,053	28,704
4,800	MANITOWOC FOODSERVICE, INC.(b)	37,515	92,784
2,475	MANPOWERGROUP, INC.	81,958	219,953
25,346	MASCO CORP.	430,620	801,441
2,181	MSC INDUSTRIAL DIRECT CO., INC., CLASS A	157,499	201,503
1,724	NORDSON CORP.	171,931	193,174
5,702	NORFOLK SOUTHERN CORP.	202,245	616,215
18,238	NORTHROP GRUMMAN CORP.	2,546,657	4,241,794
2,180	NOW, INC.(b)	21,218	44,625
6,476	OSHKOSH CORP.	222,024	418,414
6,784	OWENS CORNING	282,404	349,783
10,867	PACCAR, INC.	233,323	694,401
6,720	PARKER-HANNIFIN CORP.	597,595	940,800
2,519	PENTAIR PLC(c)	73,408	141,240
8,836	QUANTA SERVICES, INC.(b)	189,853	307,935
2,199	R.R. DONNELLEY & SONS CO.	38,058	35,888
5,411	RAYTHEON CO.	477,132	768,362
5,949	REPUBLIC SERVICES, INC.	290,901	339,390
6,221	ROCKWELL AUTOMATION, INC.	179,002	836,102
1,814	ROCKWELL COLLINS, INC.	43,808	168,267
920	ROLLINS, INC.	24,890	31,078
700	ROPER TECHNOLOGIES, INC.	94,318	128,156
2,300	SNAP-ON, INC.	230,888	393,921

See accompanying notes to the financial statements.	34	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Core Equity Fund
December 31, 2016

Shares	Security	Cost	Fair value (a)	Percent of net assets
Industrials (Cont’d):
17,600	SOUTHWEST AIRLINES CO.	$129,730	877,184
5,900	SPIRIT AEROSYSTEMS HOLDINGS, INC., CLASS A	238,478	344,265
1,000	SPIRIT AIRLINES, INC.(b)	53,610	57,860
6,924	STANLEY BLACK & DECKER, INC.	533,158	794,114
1,200	STERICYCLE, INC.(b)	50,064	92,448
1,399	TEREX CORP.	45,070	44,110
5,162	TIMKEN (THE) CO.	171,352	204,931
1,596	TORO (THE) CO.	76,510	89,296
15,000	UNION PACIFIC CORP.	216,086	1,555,200
42,713	UNITED CONTINENTAL HOLDINGS, INC.(b)	2,231,076	3,112,923
4,635	UNITED PARCEL SERVICE, INC., CLASS B	280,241	531,356
3,799	UNITED RENTALS, INC.(b)	315,894	401,098
10,650	UNITED TECHNOLOGIES CORP.	359,588	1,167,453
5,414	USG CORP.(b)	104,550	156,356
1,144	VALMONT INDUSTRIES, INC.	146,411	161,190
700	VERISK ANALYTICS, INC.(b)	58,779	56,819
180	VERITIV CORP.(b)	1,653	9,675
1,700	W.W. GRAINGER, INC.	74,317	394,825
1,966	WABCO HOLDINGS, INC.(b)	30,197	208,691
1,400	WABTEC CORP.	25,603	116,228
650	WASTE CONNECTIONS, INC.(c)	42,575	51,084
13,741	WASTE MANAGEMENT, INC.	465,162	974,374
3,065	WESCO INTERNATIONAL, INC.(b)	174,935	203,976
3,710	XYLEM, INC.	120,583	183,719
		32,597,327	59,751,926	12.81%
Information Technology:
6,616	ACCENTURE PLC, CLASS A(c)	490,312	774,932
18,273	ACTIVISION BLIZZARD, INC.	261,150	659,838
6,224	ADOBE SYSTEMS, INC.(b)	79,363	640,761
3,300	AKAMAI TECHNOLOGIES, INC.(b)	45,920	220,044
1,600	ALLIANCE DATA SYSTEMS CORP.	75,650	365,600
4,681	ALPHABET, INC., CLASS A(b)	1,100,420	3,709,458
3,406	ALPHABET, INC., CLASS C(b)	490,985	2,628,819
4,700	AMDOCS LTD.	231,646	273,775
13,014	ANALOG DEVICES, INC.	385,778	945,077
1,200	ANSYS, INC.(b)	30,630	110,988
87,550	APPLE, INC.	1,273,454	10,140,041
72,897	APPLIED MATERIALS, INC.	1,965,882	2,352,386
309	ARISTA NETWORKS, INC.(b)	26,320	29,902
5,202	ARRIS INTERNATIONAL PLC(b)	139,105	156,736
4,877	ARROW ELECTRONICS, INC.(b)	267,343	347,730
1,686	AUTODESK, INC.(b)	32,709	124,781
6,866	AUTOMATIC DATA PROCESSING, INC.	370,293	705,688
13,900	BLACK KNIGHT FINANCIAL SERVICES, INC., CLASS A(b)	545,066	525,420
8,300	BOOZ ALLEN HAMILTON HOLDING CORP.	242,633	299,381
4,414	BROADCOM LTD.(c)	248,889	780,263
3,413	BROADRIDGE FINANCIAL SOLUTIONS, INC.	106,898	226,282
5,685	CA, INC.	165,545	180,613
11,400	CADENCE DESIGN SYSTEMS, INC.(b)	154,632	287,508
1,522	CDK GLOBAL, INC.	19,712	90,848
6,100	CDW CORP.	214,484	317,749
124,888	CISCO SYSTEMS, INC.	1,032,144	3,774,115
5,974	CITRIX SYSTEMS, INC.(b)	196,190	533,538
718	COGNEX CORP.	38,165	45,679
12,600	COGNIZANT TECHNOLOGY SOLUTIONS CORP., CLASS A(b)	95,624	705,978
297	COMMERCEHUB, INC., SERIES A(b)	505	4,458
594	COMMERCEHUB, INC., SERIES C(b)	1,003	8,928
7,708	COMMSCOPE HOLDING CO., INC.(b)	227,630	286,738
3,700	COMPUTER SCIENCES CORP.	133,499	219,854
8,308	CORELOGIC, INC.(b)	139,352	305,984
34,137	CORNING, INC.	513,249	828,505
2,700	CYPRESS SEMICONDUCTOR CORP.	3,261	30,888
5,724	DELL TECHNOLOGIES, INC. CLASS V(b)	266,695	314,648
3,901	DOLBY LABORATORIES, INC., CLASS A	134,600	176,286
23,460	EBAY, INC.(b)	454,136	696,527
1,640	ECHOSTAR CORP., CLASS A(b)	25,986	84,280
11,266	ELECTRONIC ARTS, INC.(b)	280,102	887,310

See accompanying notes to the financial statements.	35	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Core Equity Fund
December 31, 2016

Shares	Security	Cost	Fair value (a)	Percent of net assets
Information Technology (Cont’d):
2,667	F5 NETWORKS, INC.(b)	$181,488	385,968
23,600	FACEBOOK, INC., CLASS A(b)	654,660	2,715,180
11,102	FIDELITY NATIONAL INFORMATION SERVICES, INC.	388,684	839,755
8,992	FISERV, INC.(b)	191,173	955,670
3,800	GLOBAL PAYMENTS, INC.	113,707	263,758
5,000	HARRIS CORP.	189,845	512,350
29,233	HEWLETT PACKARD ENTERPRISE CO.	418,054	676,452
11,910	HP, INC.	179,763	176,744
1,300	IAC/INTERACTIVECORP(b)	78,263	84,227
115,780	INTEL CORP.	1,050,263	4,199,341
5,578	INTERNATIONAL BUSINESS MACHINES CORP.	727,934	925,892
5,000	INTUIT, INC.	103,285	573,050
2,247	IPG PHOTONICS CORP.(b)	183,260	221,801
4,848	JABIL CIRCUIT, INC.	99,252	114,752
24,297	JUNIPER NETWORKS, INC.	559,025	686,633
1,425	KEYSIGHT TECHNOLOGIES, INC.(b)	47,146	52,112
952	KLA-TENCOR CORP.	68,542	74,903
6,748	LAM RESEARCH CORP.	312,519	713,466
1,441	LEIDOS HOLDINGS, INC.	46,816	73,693
3,700	MARVELL TECHNOLOGY GROUP LTD.(c)	18,704	51,319
17,000	MASTERCARD, INC., CLASS A	182,282	1,755,250
4,200	MICROCHIP TECHNOLOGY, INC.	40,478	269,430
14,461	MICRON TECHNOLOGY, INC.(b)	112,955	316,985
140,442	MICROSOFT CORP.	1,965,551	8,727,066
15,135	MOTOROLA SOLUTIONS, INC.	1,031,066	1,254,540
3,677	NCR CORP.(b)	132,736	149,139
4,231	NETAPP, INC.	146,409	149,227
32,858	NVIDIA CORP.	1,117,797	3,507,263
60,962	ORACLE CORP.	31,813	2,343,989
2,800	PALO ALTO NETWORKS, INC.(b)	116,508	350,140
5,021	PAYCHEX, INC.	84,701	305,679
6,900	PAYPAL HOLDINGS, INC.(b)	78,207	272,343
2,400	PTC, INC.(b)	82,674	111,048
2,490	QORVO, INC.(b)	111,933	131,298
22,955	QUALCOMM, INC.	1,000,377	1,496,666
4,200	RED HAT, INC.(b)	61,669	292,740
7,600	SALESFORCE.COM, INC.(b)	86,710	520,296
46,464	SEAGATE TECHNOLOGY PLC	1,485,775	1,773,531
14,419	SYMANTEC CORP.	71,242	344,470
17,142	SYNOPSYS, INC.(b)	927,724	1,008,978
43,500	TAIWAN SEMICONDUCTOR MANUFACTURING CO. LTD.
	ADR(c)(d)	1,319,326	1,250,625
29,414	TE CONNECTIVITY LTD.(c)	1,819,708	2,037,802
13,045	TERADYNE, INC.	248,079	331,343
30,977	TEXAS INSTRUMENTS, INC.	1,129,769	2,260,392
8,792	TRIMBLE, INC.(b)	143,101	265,079
2,600	TWITTER, INC.(b)	48,880	42,380
787	VERSUM MATERIALS, INC.(b)	4,722	22,091
23,200	VISA, INC., CLASS A	395,709	1,810,064
7,800	VISHAY INTERTECHNOLOGY, INC.	48,931	126,360
2,800	VMWARE, INC., CLASS A(b)	167,024	220,444
9,518	WESTERN DIGITAL CORP.	244,099	646,748
15,686	WESTERN UNION (THE) CO.	292,275	340,700
12,671	XILINX, INC.	334,878	764,948
24,140	YAHOO!, INC.(b)	477,431	933,494
		33,661,882	86,227,950	18.48%
Materials:
367	ADVANSIX, INC.(b)	1,587	8,125
1,575	AIR PRODUCTS & CHEMICALS, INC.	57,863	226,517
2,627	ALBEMARLE CORP.	138,118	226,132
1,600	ASHLAND GLOBAL HOLDINGS, INC.	47,358	174,864
3,165	AVERY DENNISON CORP.	207,899	222,246
2,564	BALL CORP.	10,015	192,479
4,077	BEMIS CO., INC.	127,121	194,962
2,279	BERRY PLASTICS GROUP, INC.(b)	94,191	111,056
7,092	BHP BILLITON PLC ADR(c)(d)	138,380	223,114
2,464	CABOT CORP.	128,235	124,531
2,695	CELANESE CORP., SERIES A	166,690	212,204

See accompanying notes to the financial statements.	36	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2016

Shares	Security	Cost	Fair value (a)	Percent of net assets
Materials (Cont’d):
3,225	CROWN HOLDINGS, INC.(b)	$133,175	169,538
25,237	DOW CHEMICAL (THE) CO.	1,085,953	1,444,061
11,925	E.I. DU PONT DE NEMOURS & CO.	332,718	875,295
438	EAGLE MATERIALS, INC.	1,727	43,156
3,000	EASTMAN CHEMICAL CO.	58,012	225,630
3,991	ECOLAB, INC.	137,417	467,825
31,587	FREEPORT-MCMORAN, INC.(b)	317,098	416,633
11,671	HUNTSMAN CORP.	206,686	222,683
373	INGEVITY CORP.(b)	2,637	20,463
3,683	INTERNATIONAL FLAVORS & FRAGRANCES, INC.	79,231	433,968
14,436	INTERNATIONAL PAPER CO.	381,262	765,974
34,344	LYONDELLBASELL INDUSTRIES N.V., CLASS A	2,921,620	2,946,028
700	MARTIN MARIETTA MATERIALS, INC.	27,965	155,071
12,592	MONSANTO CO.	274,040	1,324,804
8,700	MOSAIC (THE) CO.	203,503	255,171
14,990	NEWMONT MINING CORP.	381,331	510,709
6,734	NUCOR CORP.	153,847	400,808
3,368	PACKAGING CORP. OF AMERICA	134,861	285,674
7,972	PPG INDUSTRIES, INC.	180,558	755,427
4,150	PRAXAIR, INC.	119,436	486,339
7,176	RELIANCE STEEL & ALUMINUM CO.	366,730	570,779
700	ROYAL GOLD, INC.	26,033	44,345
9,745	RPM INTERNATIONAL, INC.	228,799	524,573
954	SCOTTS MIRACLE-GRO (THE) CO., CLASS A	84,780	91,155
1,400	SEALED AIR CORP.	24,528	63,476
1,585	SHERWIN-WILLIAMS (THE) CO.	72,398	425,953
5,997	SONOCO PRODUCTS CO.	194,930	316,042
3,234	SOUTHERN COPPER CORP.(c)	38,445	103,294
21,152	STEEL DYNAMICS, INC.	446,260	752,588
5,300	TAHOE RESOURCES, INC.	46,375	49,926
5,197	UNITED STATES STEEL CORP.	112,920	171,553
3,200	VALSPAR (THE) CORP.	68,240	331,552
2,100	VULCAN MATERIALS CO.	63,441	262,815
2,242	WESTROCK CO.	24,357	113,826
		10,048,770	17,943,364	3.85%
Real Estate:
2,100	ALEXANDRIA REAL ESTATE EQUITIES, INC.	107,946	233,373
3,350	AMERICAN TOWER CORP.	153,516	354,028
5,628	APARTMENT INVESTMENT & MANAGEMENT CO., CLASS A	119,782	255,793
1,734	AVALONBAY COMMUNITIES, INC.	193,548	307,178
3,388	BOSTON PROPERTIES, INC.	171,468	426,143
2,600	BRANDYWINE REALTY TRUST	28,512	42,926
900	CAMDEN PROPERTY TRUST	24,065	75,663
1,545	CORECIVIC, INC.	22,790	37,791
11,000	CORPORATE OFFICE PROPERTIES TRUST	296,463	343,420
4,600	CROWN CASTLE INTERNATIONAL CORP.	192,821	399,142
400	DIGITAL REALTY TRUST, INC.	15,555	39,304
5,200	DOUGLAS EMMETT, INC.	52,250	190,112
1,700	DUKE REALTY CORP.	28,435	45,152
1,729	EPR PROPERTIES	119,186	124,090
845	EQUINIX, INC.	65,492	302,011
800	EQUITY LIFESTYLE PROPERTIES, INC.	26,751	57,680
5,416	EQUITY RESIDENTIAL	174,162	348,574
875	ESSEX PROPERTY TRUST, INC.	116,032	203,438
900	FEDERAL REALTY INVESTMENT TRUST	48,326	127,899
1,046	FOUR CORNERS PROPERTY TRUST, INC.	9,208	21,464
1,200	GENERAL GROWTH PROPERTIES, INC.	20,388	29,976
7,000	HCP, INC.	72,529	208,040
1,800	HOSPITALITY PROPERTIES TRUST	23,334	57,132
12,222	HOST HOTELS & RESORTS, INC.	93,479	230,262
678	HOWARD HUGHES (THE) CORP.(b)	20,502	77,360
700	JONES LANG LASALLE, INC.	39,951	70,728
17,764	KIMCO REALTY CORP.	342,234	446,942
4,200	LAMAR ADVERTISING CO., CLASS A	52,239	282,408
1,100	LIBERTY PROPERTY TRUST	23,353	43,450
600	LIFE STORAGE, INC.	49,422	51,156
5,738	MACERICH (THE) CO.	161,138	406,480

See accompanying notes to the financial statements.	37	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Core Equity Fund
December 31, 2016

Shares	Security	Cost	Fair value (a)	Percent of net assets
Real Estate (Cont’d):
1,800	MID-AMERICA APARTMENT COMMUNITIES, INC.	$132,698	176,256
1,200	NATIONAL RETAIL PROPERTIES, INC.	50,508	53,040
3,700	NORTHSTAR REALTY FINANCE CORP.	48,199	56,055
4,744	PIEDMONT OFFICE REALTY TRUST, INC., CLASS A	95,967	99,197
10,169	PROLOGIS, INC.	257,893	536,822
1,261	PUBLIC STORAGE	106,852	281,833
6,972	RAYONIER, INC.	74,591	185,455
3,600	REALTY INCOME CORP.	106,605	206,928
3,900	REGENCY CENTERS CORP.	85,672	268,905
9,800	RETAIL PROPERTIES OF AMERICA, INC., CLASS A	83,048	150,234
48	RMR GROUP (THE), INC., CLASS A	624	1,896
3,300	SENIOR HOUSING PROPERTIES TRUST	48,067	62,469
3,595	SIMON PROPERTY GROUP, INC.	148,165	638,724
1,900	SL GREEN REALTY CORP.	58,203	204,345
800	SUN COMMUNITIES, INC.	57,192	61,288
2,100	TAUBMAN CENTERS, INC.	57,233	155,253
4,100	UDR, INC.	65,319	149,568
1,300	URBAN EDGE PROPERTIES	18,730	35,763
1,800	VENTAS, INC.	63,969	112,536
800	VORNADO REALTY TRUST	36,178	83,496
2,497	WASHINGTON PRIME GROUP, INC.	14,987	25,994
2,100	WEINGARTEN REALTY INVESTORS	29,916	75,159
4,600	WELLTOWER, INC.	274,601	307,878
4,916	WEYERHAEUSER CO.	64,713	147,922
		4,844,807	9,916,131	2.13%
Telecommunication Services:
96,028	AT&T, INC.	2,415,829	4,084,071
72,914	CENTURYLINK, INC.	1,939,864	1,733,895
180,600	FRONTIER COMMUNICATIONS CORP.	580,861	610,428
12,792	KT CORP. ADR(c)(d)	193,383	180,239
6,710	LEVEL 3 COMMUNICATIONS, INC.(b)	159,907	378,175
3,400	NIPPON TELEGRAPH & TELEPHONE CORP. ADR(c)(d)	134,287	143,038
14,466	NTT DOCOMO, INC. ADR(c)(d)	325,147	329,101
2,100	SBA COMMUNICATIONS CORP., CLASS A(b)	214,169	216,846
46,930	SPRINT CORP.(b)	318,398	395,151
1,900	TELEPHONE & DATA SYSTEMS, INC.	50,350	54,853
18,145	T-MOBILE US, INC.(b)	786,152	1,043,519
51,873	VERIZON COMMUNICATIONS, INC.	2,084,321	2,768,981
2,100	ZAYO GROUP HOLDINGS, INC.(b)	72,492	69,006
		9,275,160	12,007,303	2.57%
Utilities:
10,821	AES CORP.	129,813	125,740
2,000	ALLIANT ENERGY CORP.	24,835	75,780
4,699	AMEREN CORP.	193,032	246,510
4,721	AMERICAN ELECTRIC POWER CO., INC.	229,501	297,234
1,735	AQUA AMERICA, INC.	22,973	52,119
13,200	AVANGRID, INC.	502,113	500,016
5,800	CENTERPOINT ENERGY, INC.	66,308	142,912
14,562	CMS ENERGY CORP.	310,873	606,071
8,199	CONSOLIDATED EDISON, INC.	543,342	604,102
8,862	DOMINION RESOURCES, INC.	284,452	678,741
2,800	DTE ENERGY CO.	132,386	275,828
7,651	DUKE ENERGY CORP.	257,468	593,871
9,510	EDISON INTERNATIONAL	251,087	684,625
7,630	ENTERGY CORP.	385,176	560,576
4,961	EVERSOURCE ENERGY	125,492	273,996
4,764	GREAT PLAINS ENERGY, INC.	98,321	130,295
6,778	MDU RESOURCES GROUP, INC.	175,744	195,003
900	NATIONAL FUEL GAS CO.	20,790	50,976
7,406	NEXTERA ENERGY, INC.	555,528	884,721
6,900	NISOURCE, INC.	43,973	152,766
4,800	OGE ENERGY CORP.	43,344	160,560
500	ONE GAS, INC.	3,925	31,980
5,900	PG & E CORP.	79,340	358,543
3,648	PINNACLE WEST CAPITAL CORP.	164,604	284,654
700	PPL CORP.	10,384	23,835

See accompanying notes to the financial statements.	38	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2016

Shares	Security	Cost	Fair value (a)	Percent of net assets
Utilities (Cont’d):
1,200	PUBLIC SERVICE ENTERPRISE GROUP, INC.	$51,552	52,656
7,046	SCANA CORP.	326,683	516,331
3,200	SEMPRA ENERGY	174,758	322,048
16,260	SOUTHERN (THE) CO.	549,851	799,829
10,251	UGI CORP.	265,105	472,366
1,600	VECTREN CORP.	77,182	83,440
8,722	WEC ENERGY GROUP, INC.	268,624	511,545
3,200	WESTAR ENERGY, INC.	128,360	180,320
9,816	XCEL ENERGY, INC.	232,586	399,511
		6,729,505	11,329,500	2.43%
	Sub-total Common Stocks:	235,266,785	463,581,059	99.38%
Rights:
Consumer Staples:
1,600	CASA LEY (CONTINGENT VALUE RIGHTS)(b)	1,624	1,624
Financials:
1,600	PROPERTY DEVELOPMENT CENTERS LLC (CONTINGENT VALUE RIGHTS)(b)	78	78
	Sub-total Rights:	1,702	1,702	0.00%
Short-Term Investments:
2,797,986	NORTHERN INSTITUTIONAL FUNDS -
	U.S. GOVERNMENT SELECT PORTFOLIO, 0.38%(e)	2,797,986	2,797,986
	Sub-total Short-Term Investments:	2,797,986	2,797,986	0.60%
	Grand total(f)	$238,066,473	466,380,747	99.98%

Notes to Schedule of Investments:

(a)	Investments are valued in accordance with procedures described in note 2 to the financial statements.
(b)	Non-income producing assets.
(c)	Foreign security values are stated in U.S. dollars. As of December 31, 2016, the value of foreign stocks or depositary receipts of companies based outside of the United States represented 4.21% of net assets.
(d)	Securities are American Depositary Receipts of companies based outside of the United States representing 1.68% of net assets as of December 31, 2016.
(e)	The short-term investment is a money market portfolio of the investment company Northern Institutional Funds. At December 31, 2015, the value of the Clearwater Core Equity Fund’s investment in the U.S. Government Select Portfolio of the Northern Institutional Funds was $10,519,384 with net sales of $7,721,398 during the fiscal year ended December 31, 2016.
(f)	At December 31, 2016, the cost for Federal income tax purposes was $238,416,349. The aggregate gross unrealized appreciation and depreciation of investments in securities based on this cost was as follows:

Gross unrealized appreciation	$229,587,484
Gross unrealized depreciation	(1,623,086)
Net unrealized appreciation	$227,964,398

See accompanying notes to the financial statements.	39	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments – Clearwater Core Equity Fund
December 31, 2016

See accompanying notes to the financial statements.	40	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Small Companies Fund
December 31, 2016

Shares	Security	Cost	Fair value (a)	Percent of net assets
Common Stocks:
Consumer Discretionary:
69,738	1-800-FLOWERS.COM, INC., CLASS A(b)	$576,400	746,197
96,904	BFC FINANCIAL CORP., CLASS A	393,647	472,892
218,100	BLACK DIAMOND, INC.(b)	1,288,152	1,166,835
48,300	BLOOMIN’ BRANDS, INC.	1,045,223	870,849
89,247	BRAVO BRIO RESTAURANT GROUP, INC.(b)	862,389	339,139
51,241	BUILD-A-BEAR WORKSHOP, INC.(b)	624,424	704,564
57,713	CALLAWAY GOLF CO.	568,531	632,534
25,964	CARRIAGE SERVICES, INC.	482,560	743,609
15,601	CITI TRENDS, INC.	296,222	293,923
22,234	CLUBCORP HOLDINGS, INC.	291,119	319,058
7,070	COOPER-STANDARD HOLDINGS, INC.(b)	567,664	730,897
8,111	CSS INDUSTRIES, INC.	222,209	219,565
5,910	DEL FRISCO’S RESTAURANT GROUP, INC.(b)	81,966	100,470
121,600	DENNY’S CORP.(b)	616,940	1,560,128
25,670	DESTINATION XL GROUP, INC.(b)	108,048	109,097
14,674	DREW INDUSTRIES, INC.(b)	1,277,576	1,581,123
16,194	EMMIS COMMUNICATIONS CORP., CLASS A(b)	57,639	53,116
55,257	FIESTA RESTAURANT GROUP, INC.(b)	1,344,171	1,649,421
11,661	FINISH LINE (THE), INC., CLASS A	252,259	219,343
2,606	FULL HOUSE RESORTS, INC.(b)	6,086	6,254
15,393	HELEN OF TROY LTD.(b)	1,205,233	1,299,939
76,041	IROBOT CORP.(b)	2,320,642	4,444,596
35,400	JAMBA, INC.(b)	422,239	364,620
36,667	LIBERTY TAX, INC.	483,036	491,338
41,527	LITHIA MOTORS, INC., CLASS A	3,063,503	4,021,059
9,893	MALIBU BOATS, INC., CLASS A(b)	140,255	188,758
4,660	MARINEMAX, INC.(b)	89,963	90,171
26,287	MARRIOTT VACATIONS WORLDWIDE CORP.	1,635,534	2,230,452
3,849	MCBC HOLDINGS, INC.	54,478	56,118
55,700	MEDIA GENERAL, INC.(b)	869,898	1,048,831
107,703	MOTORCAR PARTS OF AMERICA, INC.(b)	2,927,676	2,899,365
13,052	NEW HOME (THE) CO., INC.(b)	127,489	152,839
24,000	NEXSTAR BROADCASTING GROUP, INC., CLASS A	1,172,802	1,519,200
24,700	PENSKE AUTOMOTIVE GROUP, INC.	545,832	1,280,448
11,048	PERRY ELLIS INTERNATIONAL, INC.(b)	206,131	275,206
164,587	PINNACLE ENTERTAINMENT, INC.(b)	1,802,601	2,386,512
20,987	SALEM MEDIA GROUP, INC., CLASS A	124,527	131,169
29,550	SPORTSMAN’S WAREHOUSE HOLDINGS, INC.(b)	276,128	277,475
1,703	SUPERIOR INDUSTRIES INTERNATIONAL, INC.	44,886	44,874
70,682	TILE SHOP HOLDINGS, INC.(b)	1,207,264	1,381,833
40,500	TIME, INC.	948,121	722,925
44,690	TOPBUILD CORP.(b)	1,175,514	1,590,964
8,062	TOWER INTERNATIONAL, INC.	174,616	228,558
29,795	TOWN SPORTS INTERNATIONAL HOLDINGS, INC.(b)	74,849	74,488
80,100	TRI POINTE GROUP, INC.(b)	1,247,792	919,548
24,862	UNIFI, INC.(b)	644,028	811,247
9,500	VAIL RESORTS, INC.	341,218	1,532,445
54,311	VINCE HOLDING CORP.(b)	279,506	219,960
33,700	VISTA OUTDOOR, INC.(b)	1,395,641	1,243,530
65,236	WCI COMMUNITIES, INC.(b)	1,478,759	1,529,784
23,556	WINNEBAGO INDUSTRIES, INC.	618,132	745,547
		38,061,518	46,722,813	13.61%
Consumer Staples:
117,650	AMPLIFY SNACK BRANDS, INC.(b)	1,739,477	1,036,496
2,650	LIFEWAY FOODS, INC.(b)	30,462	30,502
58,587	MEDIFAST, INC.	1,848,205	2,438,977
37,217	NATURAL GROCERS BY VITAMIN COTTAGE, INC.(b)	487,305	442,510
13,996	ORCHIDS PAPER PRODUCTS CO.	378,004	366,415
2,495	REED’S, INC.(b)	10,516	10,230
125,368	S&W SEED CO.(b)	566,822	576,693
2,081	SENECA FOODS CORP., CLASS A(b)	53,326	83,344
90,546	SUNOPTA, INC.(b)(c)	597,169	638,349
20,015	TREEHOUSE FOODS, INC.(b)	1,393,440	1,444,883
36,810	UNITED NATURAL FOODS, INC.(b)	1,758,828	1,756,573
		8,863,554	8,824,972	2.57%

See accompanying notes to the financial statements.	41	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Small Companies Fund
December 31, 2016

Shares	Security	Cost	Fair value (a)	Percent of net assets
Energy:
52,026	CARRIZO OIL & GAS, INC.(b)	$1,450,040	1,943,171
56,774	OIL STATES INTERNATIONAL, INC.(b)	1,806,575	2,214,186
41,300	PARSLEY ENERGY, INC., CLASS A(b)	767,059	1,455,412
51,311	PBF ENERGY, INC., CLASS A	1,423,767	1,430,551
54,429	SM ENERGY CO.	1,935,776	1,876,712
115,000	SYNERGY RESOURCES CORP.(b)	1,162,601	1,024,650
		8,545,818	9,944,682	2.90%
Financials:
53,162	AMERICAN EQUITY INVESTMENT LIFE HOLDING CO.	782,077	1,198,271
29,929	AMERICAN NATIONAL BANKSHARES, INC.	687,090	1,041,529
56,294	AMERIS BANCORP	1,819,148	2,454,418
78,970	ANWORTH MORTGAGE ASSET CORP.	377,874	408,275
47,411	APOLLO COMMERCIAL REAL ESTATE FINANCE, INC.	779,588	787,971
25,522	ARES COMMERCIAL REAL ESTATE CORP.	319,154	350,417
7,794	BANC OF CALIFORNIA, INC.	101,219	135,226
6,131	BANCORP 34, INC.(b)	78,420	77,189
67,000	BANCORPSOUTH, INC.	1,639,550	2,080,350
45,071	BANK MUTUAL CORP.	342,131	425,921
57,678	BANKFINANCIAL CORP.	692,219	854,788
45,342	BANKUNITED, INC.	1,366,787	1,708,940
9,602	BCB BANCORP, INC.	108,789	124,826
3,214	BERKSHIRE HILLS BANCORP, INC.	84,498	118,436
86,401	BOFI HOLDING, INC.(b)	1,698,473	2,466,749
20,800	BOK FINANCIAL CORP.	1,018,062	1,727,232
24,830	BRIDGE BANCORP, INC.	719,588	941,057
12,538	BSB BANCORP, INC.(b)	211,880	362,975
5,200	CAPITAL BANK FINANCIAL CORP., CLASS A	206,584	204,100
1,430	CAPITAL SOUTHWEST CORP.	21,640	23,094
82,779	CAPSTEAD MORTGAGE CORP.	801,936	843,518
690	CB FINANCIAL SERVICES, INC.	17,884	17,837
2,244	CENTRAL VALLEY COMMUNITY BANCORP	36,982	44,790
23,067	CHARTER FINANCIAL CORP.	304,145	384,527
10,928	CITIZENS & NORTHERN CORP.	215,239	286,314
917	CIVISTA BANCSHARES, INC.	17,613	17,817
20,907	CNB FINANCIAL CORP.	359,659	559,053
22,184	COMMUNITY BANKERS TRUST CORP.(b)	118,896	160,834
7,688	COMMUNITY TRUST BANCORP, INC.	254,998	381,325
32,240	DONEGAL GROUP, INC., CLASS A	519,126	563,555
12,129	DONNELLEY FINANCIAL SOLUTIONS, INC.(b)	276,227	278,725
9,303	EASTERN VIRGINIA BANKSHARES, INC.	91,279	97,216
13,833	EHEALTH, INC.(b)	110,897	147,321
22,992	EMC INSURANCE GROUP, INC.	403,944	689,990
35,458	ESSA BANCORP, INC.	480,922	557,400
10,288	EVANS BANCORP, INC.	228,397	324,586
87,353	FARMERS NATIONAL BANC CORP.	724,371	1,240,413
6,879	FINANCIAL INSTITUTIONS, INC.	139,268	235,262
23,221	FIRST BANCORP	470,152	630,218
2,933	FIRST BUSINESS FINANCIAL SERVICES, INC.	68,116	69,571
4,419	FIRST GUARANTY BANCSHARES, INC.	78,796	105,835
13,595	FIRST MID-ILLINOIS BANCSHARES, INC.	340,217	462,230
94,294	FNB CORP.	1,256,649	1,511,533
49,120	GREAT WESTERN BANCORP, INC.	1,195,719	2,141,141
45,584	GUARANTY BANCORP	746,099	1,103,133
99,945	HANMI FINANCIAL CORP.	2,367,272	3,488,080
65,600	HERITAGE COMMERCE CORP.	713,454	946,608
24,377	HERITAGE FINANCIAL CORP.	335,098	627,708
12,376	HERITAGE OAKS BANCORP	99,370	152,596
70,100	HILLTOP HOLDINGS, INC.	1,352,287	2,088,980
7,408	HOME BANCORP, INC.	207,534	286,023
67,623	HOPE BANCORP, INC.	1,454,874	1,480,267
5,356	HORIZON BANCORP	99,952	149,968
17,100	IBERIABANK CORP.	918,723	1,432,125
94,800	KEARNY FINANCIAL CORP.	1,130,182	1,474,140
26,048	LADDER CAPITAL CORP.	342,764	357,379
67,169	LCNB CORP.	1,114,724	1,561,679
40,355	LEGACYTEXAS FINANCIAL GROUP, INC.	1,202,680	1,737,686
8,469	MIDLAND STATES BANCORP, INC.	191,297	306,408

See accompanying notes to the financial statements.	42	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Small Companies Fund
December 31, 2016

Shares	Security	Cost	Fair value (a)	Percent of net assets
Financials (Cont’d):
6,163	MIDWESTONE FINANCIAL GROUP, INC.	$176,683	231,729
15,640	MTGE INVESTMENT CORP.	250,225	245,548
5,116	NATIONAL BANKSHARES, INC.	190,768	222,290
96,979	NEW MOUNTAIN FINANCE CORP.	1,427,329	1,367,404
19,288	NORTHEAST BANCORP	236,446	252,673
21,247	OCEANFIRST FINANCIAL CORP.	502,038	638,048
869	OHIO VALLEY BANC CORP.	23,365	23,637
11,192	OLD LINE BANCSHARES, INC.	198,682	268,384
35,765	OPUS BANK	1,234,381	1,074,739
29,888	PACIFIC CONTINENTAL CORP.	355,175	653,053
29,286	PACWEST BANCORP	728,558	1,594,330
14,595	PARK STERLING CORP.	103,410	157,480
7,530	PEOPLES BANCORP OF NORTH CAROLINA, INC.	179,617	188,777
2,127	PEOPLES FINANCIAL SERVICES CORP.	85,726	103,585
12,188	PEOPLE’S UTAH BANCORP	214,190	327,248
51,800	PROVIDENT FINANCIAL SERVICES, INC.	921,469	1,465,940
21,738	PRUDENTIAL BANCORP, INC.	351,346	372,155
6,827	RESOURCE CAPITAL CORP.	31,162	56,869
860	SALISBURY BANCORP, INC.	31,495	32,250
3,560	SHORE BANCSHARES, INC.	39,184	54,290
35,261	SI FINANCIAL GROUP, INC.	370,744	543,019
21,207	SIERRA BANCORP	384,920	563,894
23,867	SOUTHERN MISSOURI BANCORP, INC.	575,769	844,414
21,625	STATE BANK FINANCIAL CORP.	427,539	580,848
64,051	STERLING BANCORP	1,368,289	1,498,793
29,651	STIFEL FINANCIAL CORP.(b)	1,516,540	1,481,067
21,988	STONEGATE BANK	670,847	917,559
56,238	SUTHERLAND ASSET MANAGEMENT CORP.	742,771	756,401
26,705	SYNOVUS FINANCIAL CORP.	664,845	1,097,041
27,522	TRICO BANCSHARES	721,075	940,702
18,900	UMB FINANCIAL CORP.	932,147	1,457,568
19,748	UNITED FINANCIAL BANCORP, INC.	258,165	358,624
23,102	UNITY BANCORP, INC.	333,593	362,701
15,609	UNIVEST CORP. OF PENNSYLVANIA	338,654	482,318
24,272	VALIDUS HOLDINGS LTD.(c)	1,167,759	1,335,203
78,571	WALKER & DUNLOP, INC.(b)	1,677,272	2,451,415
37,317	WEBSTER FINANCIAL CORP.	1,772,655	2,025,567
11,854	WEST BANCORPORATION, INC.	227,537	292,794
44,908	WESTERN ALLIANCE BANCORP(b)	1,668,828	2,187,469
73,105	WESTERN ASSET MORTGAGE CAPITAL CORP.	747,159	736,167
		57,690,870	76,679,548	22.33%
Health Care:
52,071	ALERE, INC.(b)	2,029,332	2,029,207
10,594	ALLIANCE HEALTHCARE SERVICES, INC.(b)	94,818	101,702
1,970	ALMOST FAMILY, INC.(b)	77,704	86,877
64,411	AMN HEALTHCARE SERVICES, INC.(b)	1,820,840	2,476,603
29,527	CAMBREX CORP.(b)	1,349,705	1,592,982
79,667	DEPOMED, INC.(b)	1,569,035	1,435,599
25,789	DIGIRAD CORP.	122,279	128,945
39,246	EMERGENT BIOSOLUTIONS, INC.(b)	1,005,390	1,288,839
64,800	ENSIGN GROUP (THE), INC.	1,307,171	1,439,208
75,902	HARVARD BIOSCIENCE, INC.(b)	204,177	231,501
30,031	HEALTHSOUTH CORP.	916,807	1,238,478
17,387	HEALTHWAYS, INC.(b)	396,585	395,554
153,160	HMS HOLDINGS CORP.(b)	2,457,413	2,781,385
95,067	HORIZON PHARMA PLC(b)	1,723,615	1,538,184
37,574	ICON PLC(b)(c)	2,091,489	2,825,565
27,311	MAGELLAN HEALTH, INC.(b)	1,800,818	2,055,153
49,242	OMNICELL, INC.(b)	1,679,382	1,669,304
36,475	PATTERSON COS., INC.	1,393,184	1,496,569
19,071	PHARMERICA CORP.(b)	414,395	479,636
101,777	PREMIER, INC., CLASS A(b)	3,347,794	3,089,950
4,630	PRESTIGE BRANDS HOLDINGS, INC.(b)	235,669	241,223
8,592	PROVIDENCE SERVICE (THE) CORP.(b)	362,981	326,926
21,701	QUALITY SYSTEMS, INC.(b)	267,817	285,368
47,639	STREAMLINE HEALTH SOLUTIONS, INC.(b)	65,051	59,072
17,169	VASCULAR SOLUTIONS, INC.(b)	956,777	963,181

See accompanying notes to the financial statements.	43	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Small Companies Fund
December 31, 2016

Shares	Security	Cost	Fair value (a)	Percent of net assets
Health Care (Cont’d):
16,043	WEST PHARMACEUTICAL SERVICES, INC.	$374,241	1,360,928
34,846	WRIGHT MEDICAL GROUP N.V.(b)(c)	886,587	800,761
		28,951,056	32,418,700	9.44%
Industrials:
20,900	A.O. SMITH CORP.	201,737	989,615
31,700	ABM INDUSTRIES, INC.	919,303	1,294,628
44,102	AEROJET ROCKETDYNE HOLDINGS, INC.(b)	710,862	791,631
9,475	AEROVIRONMENT, INC.(b)	244,123	254,214
55,300	AIR LEASE CORP.	1,432,594	1,898,449
16,066	AIR TRANSPORT SERVICES GROUP, INC.(b)	215,646	256,413
28,642	ALBANY INTERNATIONAL CORP., CLASS A	1,093,597	1,326,125
7,715	ALLEGIANT TRAVEL CO.	976,810	1,283,776
15,039	ALLIED MOTION TECHNOLOGIES, INC.	308,552	321,684
29,063	ARMSTRONG FLOORING, INC.(b)	539,691	578,644
43,728	ATLAS AIR WORLDWIDE HOLDINGS, INC.(b)	1,630,232	2,280,415
109,575	BABCOCK & WILCOX ENTERPRISES, INC.(b)	2,130,735	1,817,849
21,443	BLUE BIRD CORP.(b)	304,439	331,294
6,618	BLUELINX HOLDINGS, INC.(b)	51,522	49,436
30,379	CASELLA WASTE SYSTEMS, INC., CLASS A(b)	210,991	377,003
4,766	COLUMBUS MCKINNON CORP.	81,156	128,873
11,342	CURTISS-WRIGHT CORP.	781,489	1,115,599
93,877	ECHO GLOBAL LOGISTICS, INC.(b)	2,271,703	2,351,619
3,096	ENCORE WIRE CORP.	107,266	134,212
26,224	ENNIS, INC.	430,851	454,986
31,431	ESCO TECHNOLOGIES, INC.	1,181,245	1,780,566
24,698	GENCOR INDUSTRIES, INC.(b)	378,188	387,759
73,257	GENERAC HOLDINGS, INC.(b)	2,600,296	2,984,490
10,095	GENERAL CABLE CORP.	135,526	192,310
64,709	HARSCO CORP.	472,833	880,042
10,481	HERC HOLDINGS, INC.(b)	338,751	420,917
75,843	INTERFACE, INC.	1,255,041	1,406,888
24,400	ITT, INC.	665,681	941,108
57,122	JASON INDUSTRIES, INC.(b)	264,371	102,820
18,300	JOHN BEAN TECHNOLOGIES CORP.	236,381	1,572,885
3,113	KADANT, INC.	121,449	190,516
38,700	KBR, INC.	672,327	645,903
18,105	LSC COMMUNICATIONS, INC.	404,614	537,356
113,147	LSI INDUSTRIES, INC.	1,064,675	1,102,052
153,370	MANITOWOC (THE) CO., INC.(b)	685,089	917,153
38,000	MANITOWOC FOODSERVICE, INC.(b)	683,251	734,540
6,471	MCGRATH RENTCORP	230,505	253,599
19,240	MULTI-COLOR CORP.	1,247,908	1,493,024
48,633	NCI BUILDING SYSTEMS, INC.(b)	691,161	761,106
12,236	NORDSON CORP.	1,106,992	1,371,044
83,678	ON ASSIGNMENT, INC.(b)	2,590,290	3,695,221
57,683	PGT INNOVATIONS, INC.(b)	661,932	660,470
43,484	PIONEER POWER SOLUTIONS, INC.(b)	233,817	258,730
38,085	QUANEX BUILDING PRODUCTS CORP.	703,991	773,126
4,776	REVOLUTION LIGHTING TECHNOLOGIES, INC.(b)	27,019	26,268
37,400	RITCHIE BROS. AUCTIONEERS, INC.(c)	823,002	1,271,600
49,273	SPARTON CORP.(b)	1,114,233	1,175,161
8,532	SPX CORP.(b)	174,792	202,379
11,973	TELEDYNE TECHNOLOGIES, INC.(b)	414,674	1,472,679
24,418	TITAN MACHINERY, INC.(b)	259,255	355,770
21,132	TRIMAS CORP.(b)	375,555	496,602
15,184	VIAD CORP.	498,348	669,614
47,482	WOODWARD, INC.	1,871,092	3,278,632
		38,827,583	51,048,795	14.87%
Information Technology:
24,665	AMBER ROAD, INC.(b)	237,685	223,958
30,963	ANGIE’S LIST, INC.(b)	247,809	254,826
13,778	ASURE SOFTWARE, INC.(b)	81,915	117,251
26,771	AUTOBYTEL, INC.(b)	392,734	360,070
1,251	BADGER METER, INC.	39,923	46,224
11,086	BANKRATE, INC.(b)	90,320	122,500
49,581	BAZAARVOICE, INC.(b)	237,772	240,468

See accompanying notes to the financial statements.	44	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Small Companies Fund
December 31, 2016

Shares	Security	Cost	Fair value (a)	Percent of net assets
Information Technology (Cont’d):
31,599	BELDEN, INC.	$1,882,003	2,362,657
14,417	CALAMP CORP.(b)	200,156	209,047
113,301	CALLIDUS SOFTWARE, INC.(b)	1,276,838	1,903,457
24,960	COGNEX CORP.	460,327	1,587,955
31,176	COMTECH TELECOMMUNICATIONS CORP.	373,413	369,436
9,552	DATAWATCH CORP.(b)	59,185	52,536
39,100	DIEBOLD NIXDORF, INC.	1,135,846	983,365
29,712	DIGI INTERNATIONAL, INC.(b)	401,575	408,540
32,511	DSP GROUP, INC.(b)	321,400	424,269
87,742	ELECTRONICS FOR IMAGING, INC.(b)	3,675,992	3,848,364
38,710	EURONET WORLDWIDE, INC.(b)	1,850,163	2,803,765
29,536	EXAR CORP.(b)	201,278	318,398
116,946	FRANKLIN WIRELESS CORP.(b)	246,413	333,296
57,924	FREQUENCY ELECTRONICS, INC.(b)	577,886	625,579
19,944	INFORMATION SERVICES GROUP, INC.(b)	78,324	72,596
255,690	INTERNAP CORP.(b)	503,167	393,763
28,865	INTEST CORP.(b)	107,054	132,779
26,917	IPG PHOTONICS CORP.(b)	1,495,908	2,656,977
13,433	ITERIS, INC.(b)	24,448	48,896
31,871	ITRON, INC.(b)	1,611,467	2,003,092
91,124	JABIL CIRCUIT, INC.	1,610,320	2,156,905
52,200	KNOWLES CORP.(b)	1,055,595	872,262
82,288	LIONBRIDGE TECHNOLOGIES, INC.(b)	363,170	477,270
57,929	MACOM TECHNOLOGY SOLUTIONS HOLDINGS, INC.(b)	2,038,595	2,680,954
143,671	MAGNACHIP SEMICONDUCTOR CORP.(b)(c)	734,146	890,760
59,083	MARCHEX, INC., CLASS B(b)	193,214	156,570
160,400	MITEL NETWORKS CORP.(b)(c)	1,265,836	1,090,720
3,411	PERCEPTRON, INC.(b)	14,651	22,649
111,497	PERFICIENT, INC.(b)	1,788,086	1,950,083
5,200	PFSWEB, INC.(b)	41,684	44,200
257,934	QUANTUM CORP.(b)	212,367	214,627
7,836	ROGERS CORP.(b)	438,762	601,883
53,003	SHORETEL, INC.(b)	404,413	378,971
34,790	SUPER MICRO COMPUTER, INC.(b)	747,818	975,860
418,252	SUPPORT.COM, INC.(b)	429,484	359,697
79,334	SYNCHRONOSS TECHNOLOGIES, INC.(b)	2,907,133	3,038,492
24,725	SYNNEX CORP.	951,418	2,992,220
23,468	USA TECHNOLOGIES, INC.(b)	96,411	100,912
26,400	VERINT SYSTEMS, INC.(b)	921,972	930,600
40,200	VERSUM MATERIALS, INC.(b)	942,641	1,128,414
91,625	VIRTUSA CORP.(b)	2,318,548	2,301,620
6,762	WEB.COM GROUP, INC.(b)	107,475	143,016
7,800	WEX, INC.(b)	203,342	870,480
		37,598,082	47,283,229	13.77%
Materials:
82,230	BERRY PLASTICS GROUP, INC.(b)	2,288,629	4,007,068
17,639	CALGON CARBON CORP.	245,138	299,863
58,551	CHEMTURA CORP.(b)	1,617,866	1,943,893
57,800	COMMERCIAL METALS CO.	952,473	1,258,884
14,975	FERRO CORP.(b)	191,611	214,592
49,882	HANDY & HARMAN LTD.(b)	925,803	1,274,485
37,596	INGEVITY CORP.(b)	1,713,208	2,062,516
5,020	INNOPHOS HOLDINGS, INC.	146,459	262,345
13,700	KAISER ALUMINUM CORP.	1,071,135	1,064,353
33,500	KAPSTONE PAPER AND PACKAGING CORP.	910,424	738,675
35,950	KOPPERS HOLDINGS, INC.(b)	704,580	1,448,785
37,918	OLIN CORP.	781,464	971,080
176,566	RENTECH, INC.(b)	912,747	437,884
18,000	SENSIENT TECHNOLOGIES CORP.	1,019,456	1,414,440
51,004	US CONCRETE, INC.(b)	2,770,354	3,340,762
		16,251,347	20,739,625	6.04%
Real Estate:
74,630	CARETRUST REIT, INC.	968,405	1,143,332
158,612	CBL & ASSOCIATES PROPERTIES, INC.	1,728,194	1,824,038
32,999	EDUCATION REALTY TRUST, INC.	1,459,854	1,395,858
96,248	FORESTAR GROUP, INC.(b)	1,273,007	1,280,098
123,580	GRAMERCY PROPERTY TRUST	881,830	1,134,464

See accompanying notes to the financial statements.	45	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Small Companies Fund
December 31, 2016

Shares	Security	Cost	Fair value (a)	Percent of net assets
Real Estate (Cont’d):
9,271	JERNIGAN CAPITAL, INC.	$102,314	195,154
79,300	KENNEDY-WILSON HOLDINGS, INC.	1,604,459	1,625,650
81,808	KITE REALTY GROUP TRUST	2,030,962	1,920,852
56,483	MARCUS & MILLICHAP, INC.(b)	1,614,877	1,509,226
162,232	MEDICAL PROPERTIES TRUST, INC.	1,829,854	1,995,454
85,200	OUTFRONT MEDIA, INC.	2,005,879	2,118,924
59,671	PARKWAY, INC.(b)	1,060,341	1,327,680
78,806	RETAIL OPPORTUNITY INVESTMENTS CORP.	1,615,474	1,665,171
21,890	RYMAN HOSPITALITY PROPERTIES, INC.	592,181	1,379,289
49,700	SABRA HEALTH CARE REIT, INC.	831,270	1,213,674
96,269	STAG INDUSTRIAL, INC.	1,765,410	2,297,941
26,800	URBAN EDGE PROPERTIES	601,422	737,268
5,522	URSTADT BIDDLE PROPERTIES, INC., CLASS A	113,833	133,135
		22,079,566	24,897,208	7.25%
Telecommunication Services:
57,923	ALASKA COMMUNICATIONS SYSTEMS GROUP, INC.(b)	96,955	94,994
18,157	HAWAIIAN TELCOM HOLDCO, INC.(b)	414,227	449,931
69,533	INTELIQUENT, INC.	1,425,874	1,593,696
		1,937,056	2,138,621	0.62%
Utilities:
49,581	ALLETE, INC.	2,320,848	3,182,604
22,900	BLACK HILLS CORP.	1,351,759	1,404,686
10,800	NORTHWESTERN CORP.	553,974	614,196
96,767	PURE CYCLE CORP.(b)	481,819	532,219
40,900	SOUTH JERSEY INDUSTRIES, INC.	1,127,569	1,377,921
25,153	SPIRE, INC.	1,273,643	1,623,626
		7,109,612	8,735,252	2.54%
Sub-total Common Stocks:		265,916,062	329,433,445	95.94%
Short-Term Investments:
12,813,306	NORTHERN INSTITUTIONAL FUNDS -
	U.S. GOVERNMENT SELECT PORTFOLIO, 0.38%(d)	12,813,306	12,813,306
Sub-total Short-Term Investments:		12,813,306	12,813,306	3.73%
	Grand total(e)	$278,729,368	342,246,751	99.67%

Notes to Schedule of Investments:

(a)	Investments are valued in accordance with procedures described in note 2 to the financial statements.
(b)	Non-income producing assets.
(c)	Foreign security values are stated in U.S. dollars. As of December 31, 2016, the value of foreign stocks or depositary receipts of companies based outside of the United States represented 2.58% of net assets.
(d)	The short-term investment is a money market portfolio of the investment company, Northern Institutional Funds. At December 31, 2015, the value of the Clearwater Small Companies Fund’s investment in the U.S. Government Select Portfolio of the Northern Institutional Funds was $17,783,263 with net sales of $4,969,957 during the fiscal year ended December 31, 2016.
(e)	At December 31, 2016, the cost for Federal income tax purposes was $279,201,549. The aggregate gross unrealized appreciation and depreciation of investments in securities based on this cost was as follows:

Gross unrealized appreciation	$69,454,925
Gross unrealized depreciation	(6,409,723)
Net unrealized appreciation	$63,045,202

See accompanying notes to the financial statements.	46	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments – Clearwater Small Companies Fund
December 31, 2016

See accompanying notes to the financial statements.	47	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2016

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Closed-End Funds:
227,600	BLACKROCK LONG-TERM MUNICIPAL ADVANTAGE TRUST			$2,360,733	2,567,328
12,000	BLACKROCK MUNIHOLDINGS FUND II INC			174,062	176,280
148,800	BLACKROCK MUNIHOLDINGS INVESTMENT QUALITY FUND			1,705,296	2,109,984
57,300	BLACKROCK MUNIHOLDINGS QUALITY FUND II INC			729,193	772,977
35,700	BLACKROCK MUNIHOLDINGS QUALITY FUND INC			474,032	484,806
8,302	BLACKROCK MUNIYIELD FUND INC			122,288	117,390
55,111	BLACKROCK MUNIYIELD INVESTMENT QUALITY FUND			701,111	768,247
142,461	BLACKROCK MUNIYIELD MICHIGAN QUALITY FUND INC			1,846,525	1,936,045
51,700	BLACKROCK MUNIYIELD PENNSYLVANIA QUALITY FUND			729,423	728,970
101,896	BLACKROCK MUNIYIELD QUALITY FUND II INC			1,307,244	1,305,288
118,472	BLACKROCK MUNIYIELD QUALITY FUND III INC			1,572,465	1,617,143
100,027	DEUTSCHE MUNICIPAL INCOME TRUST			1,057,324	1,312,354
43,668	DREYFUS STRATEGIC MUNICIPAL BOND FUND INC			359,770	351,091
33,000	DREYFUS STRATEGIC MUNICIPALS INC			301,450	277,200
18,592	EATON VANCE CALIFORNIA MUNICIPAL BOND FUND II			206,025	215,481
178,050	INVESCO ADVANTAGE MUNICIPAL INCOME TRUST II			1,985,371	1,990,599
113,205	INVESCO MUNICIPAL OPPORTUNITY TRUST			1,410,252	1,442,232
30,000	INVESCO MUNICIPAL TRUST			412,242	367,800
66,122	INVESCO QUALITY MUNICIPAL INCOME TRUST			750,670	819,913
60,000	INVESCO TRUST FOR INVESTMENT GRADE MUNICIPALS			774,121	765,000
50,248	MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND			633,640	659,254
53,000	NUVEEN AMT-FREE MUNICIPAL CREDIT INCOME FUND			748,312	766,380
245,475	NUVEEN AMT-FREE QUALITY MUNICIPAL INCOME FUND			3,273,528	3,274,630
15,963	NUVEEN MICHIGAN QUALITY MUNICIPAL INCOME FUND			214,604	212,946
52,779	NUVEEN PENNSYLVANIA QUALITY MUNICIPAL INCOME FUND			723,142	690,349
29,741	NUVEEN QUALITY MUNICIPAL INCOME FUND			409,650	415,178
28,000	PUTNAM MUNICIPAL OPPORTUNITIES TRUST			371,050	334,600
19,613	WESTERN ASSET MUNICIPAL PARTNERS FUND INC			246,036	292,234
	Sub-total Closed-End Funds			25,599,559	26,771,699	5.52%
Municipal Bonds:
2,350,000	ACALANES CA UNION HIGH SCH DIST(b)	8/1/2039	0.00	1,194,609	2,091,100
610,000	ALABAMA ST HSG FIN AUTH SF MTGE REVENUE	10/1/2028	5.25	610,000	624,561
1,000,000	ALACHUA CNTY FL HLTH FACS AUTH CCRC	10/1/2032	8.00	1,129,767	1,194,420
750,000	ALASKA ST HSG FIN CORP MTGE REVENUE	12/1/2037	4.13	737,068	756,772
500,000	ALASKA ST HSG FIN CORP MTGE REVENUE	12/1/2040	4.63	495,000	519,810
350,000	ALASKA ST INDL DEV & EXPORT AUTH CMNTY PROVIDER REVENUE(c)	12/1/2010	5.40	350,000	34,562
725,000	ALLEGHENY CNTY PA INDL DEV AUTH CHRT SCH REVENUE	8/15/2026	5.90	725,000	765,904
1,000,000	ALVORD CA UNIF SCH DIST	8/1/2036	5.25	1,022,260	1,139,940
1,000,000	ALVORD CA UNIF SCH DIST(b)	8/1/2046	0.00	399,018	926,230
1,000,000	AMERICAN SAMOA AS ECON DEV AUTH GEN REVENUE	9/1/2029	6.25	1,000,000	957,670
1,000,000	APPLE VLY MN SENIOR LIVING REVENUE	1/1/2047	5.00	977,200	1,003,070
754,155	ARIZONA ST HLTH FACS AUTH	7/1/2027	5.25	736,732	726,915
785,000	ARIZONA ST HLTH FACS AUTH HLTH CARE FACS REVENUE	10/1/2022	5.10	774,426	785,338
1,990,000	ARLINGTON TX HGR EDU FIN CORP EDU REVENUE	8/15/2028	7.00	1,958,059	2,154,553

See accompanying notes to the financial statements.	48	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2016

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
500,000	ARLINGTON TX HGR EDU FIN CORP EDU REVENUE	6/15/2036	5.00	512,491	484,865
500,000	ASTURIA FL CMNTY DEV DIST SPL ASSMNT	5/1/2034	5.75	500,000	478,505
500,000	ATHENS-CLARKE CNTY GA UNIF GOVT DEV AUTH REVENUE	6/15/2039	5.00	517,824	546,940
500,000	ATLANTA GA ARPT REVENUE	1/1/2030	6.00	509,758	579,910
500,000	ATLANTA GA DEV AUTH	7/1/2035	4.00	491,947	503,230
1,500,000	BAY CNTY FL EDUCTNL FACS REVENUE	9/1/2030	5.25	$1,396,348	1,528,920
1,000,000	BELLALAGO FL EDUCTNL FACS BENEFIT DIST CAPITAL IMPT REVENUE	5/1/2030	4.38	984,581	1,039,720
1,195,000	BELLWOOD IL	12/1/2027	5.88	1,185,981	1,349,466
955,000	BEXAR CNTY TX HSG FIN CORP	2/1/2035	3.75	955,000	966,852
2,000,000	BEXAR CNTY TX REVENUE	8/15/2039	5.00	2,106,968	2,171,040
500,000	BLACKBURN CREEK CMNTY DEV DISTFL CAP IMPT REVENUE	5/1/2035	6.25	500,000	482,930
700,000	BLACKBURN CREEK CMNTY DEV DISTFL CAP IMPT REVENUE	5/1/2045	6.25	700,000	672,847
750,000	BOWLING GREEN OH STUDENT HSG REVENUE	6/1/2031	5.75	723,714	792,757
1,150,000	BURBANK IL EDUCTNL FACS REVENUE(d)	9/1/2035	6.00	1,150,000	1,151,426
1,000,000	BUREAU CNTY TWP IL HIGH SCH DIST #502	10/1/2043	6.63	1,055,099	1,230,580
390,000	BUTLER CNTY PA GEN AUTH REVENUE	10/1/2034	1.27	390,000	312,105
145,000	CALIFORNIA ST CMNTY HSG FIN AGY LEASE REVENUE(c)	8/1/2012	4.65	124,028	122
351,527	CALIFORNIA ST CMNTY HSG FIN AGY LEASE REVENUE(c)	11/1/2012	4.85	347,373	35
500,000	CALIFORNIA ST HLTH FACS FING AUTH REVENUE	8/15/2033	5.50	505,454	565,350
910,000	CALIFORNIA ST HSG FIN AGY REVENUE	8/1/2033	5.45	845,941	939,056
500,000	CALIFORNIA ST INFRASTRUCTURE & ECON DEV BANK ST SCH FUND APP	8/15/2029	5.75	502,102	558,125
600,000	CALIFORNIA ST MUNI FIN AUTH REVENUE(d)	11/1/2036	4.00	602,403	527,778
1,500,000	CALIFORNIA ST SCH FACS FING AUTH REVENUE(b)	8/1/2029	6.00	1,168,599	1,886,805
500,000	CALIFORNIA ST STWD CMNTYS DEV AUTH REVENUE	11/1/2021	6.50	500,000	551,200
750,000	CAPITAL TRUST AGY FL REVENUE	4/1/2035	7.00	750,000	760,425
1,750,000	CAPITAL TRUST AGY FL REVENUE(d)	12/1/2035	6.75	1,748,294	1,711,360
1,000,000	CARLSBAD CA UNIF SCH DIST(b)	8/1/2031	0.00	642,538	1,042,410
1,000,000	CARMEL IN REVENUE	11/15/2022	6.00	987,793	1,066,630
1,000,000	CARMEL IN REVENUE	11/15/2027	7.00	1,017,900	1,091,940
500,000	CEDAR FALLS IA CMNTY SCH DIST SCH INFRASTRUCTURE SALES SVCS	6/1/2027	5.38	498,650	540,375
1,000,000	CENTRL BRADFORD PROGRESS AUTH PA	12/1/2031	5.50	1,021,502	1,132,590
520,000	CHANDLER PARK ACADEMY MI PUBLIC SCH ACADEMY REVENUE	11/1/2022	5.00	437,622	520,390
80,000	CHICAGO IL BRD OF EDU	12/1/2017	5.00	80,000	80,931
1,000,000	CHICAGO IL MIDWAY ARPT REVENUE	1/1/2035	5.25	1,002,008	1,101,970
320,000	CLIFTON TX HGR EDU FIN CORP EDU REVENUE	2/15/2018	7.75	319,125	328,282
1,500,000	CLOVIS CA UNIF SCH DIST(e)	8/1/2030	0.00	661,378	823,815
750,000	COLLIER CNTY FL INDL DEV AUTH	10/1/2039	6.25	736,593	854,317
1,000,000	COLLIER CNTY FLA INDL DEV AUTH CONTINUING CARE CMNTY REV(d)	5/15/2020	6.50	1,000,000	1,001,200
650,000	COLLIER CNTY FLA INDL DEV AUTH CONTINUING CARE CMNTY REV(d)	5/15/2022	5.25	650,000	643,227

See accompanying notes to the financial statements.	49	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2016

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
750,000	COLLIER CNTY FLA INDL DEV AUTH CONTINUING CARE CMNTY REV(d)	5/15/2026	7.25	$750,000	837,825
1,500,000	COLORADO ST EDUCTNL & CULTURAL FACS AUTH INDEP SCH REVENUE	5/1/2030	6.00	1,466,282	1,710,750
1,000,000	COLORADO ST EDUCTNL & CULTURAL FACS AUTH REVENUE	6/1/2033	5.50	976,733	1,045,560
1,000,000	COLORADO ST EDUCTNL & CULTURAL FACS AUTH REVENUE	7/1/2034	5.60	994,413	1,060,870
1,000,000	COLORADO ST EDUCTNL & CULTURAL FACS AUTH REVENUE(d)	9/1/2046	5.00	1,012,411	900,730
1,000,000	COLORADO ST HLTH FACS AUTH REVENUE	8/1/2033	7.63	988,342	1,115,800
500,000	COLORADO ST HLTH FACS AUTH REVENUE(d)	12/1/2035	5.75	492,076	502,570
115,000	COLORADO ST HSG & FIN AUTH	10/1/2029	5.40	115,000	117,318
170,000	COLORADO ST HSG FIN AUTH SF MTGE REVENUE	11/1/2034	5.00	170,000	173,043
1,000,000	COLTON CA JT UNIF SCH DIST(b)	8/1/2035	0.00	628,336	927,430
1,500,000	CONNECTICUT ST HSG FIN AUTH HSG MTGE FIN PROGRAM	11/15/2035	3.75	1,500,000	1,510,200
515,000	CONNECTICUT ST HSG FIN AUTH HSG MTGE FIN PROGRAM	5/15/2038	3.95	515,000	521,175
1,000,000	CONNECTICUT ST HSG FIN AUTH HSG MTGE FIN PROGRAM	11/15/2040	3.75	1,000,000	995,280
5,000,000	CONNECTICUT ST HSG FIN AUTH HSG MTGE FIN PROGRAM	11/15/2047	3.65	5,000,000	4,760,450
500,000	COPPERLEAF CO MET DIST #2	12/1/2030	5.25	500,000	505,175
500,000	COPPERLEAF CO MET DIST #2	12/1/2045	5.75	500,000	508,930
1,105,000	CORONA-NORCO CA UNIF SCH DIST(b)	8/1/2039	0.00	749,218	1,410,875
637,000	CORTLAND IL SPL TAX REVENUE(c)	3/1/2017	5.50	633,881	127,101
500,000	COVENTRY OH LOCAL SCH DIST	11/1/2037	5.25	505,297	531,500
145,000	CROW FIN AUTH MT TRIBAL PURPOSE REVENUE	10/1/2017	5.65	144,292	145,529
750,000	CRYSTAL CO CROSSING MET DIST	12/1/2040	5.25	750,000	697,687
474,200	CUYAHOGA CNTY OH HSG MTGE REVENUE	3/20/2042	5.70	483,831	487,866
1,000,000	DALLAS-FORT WORTH TX INTERNATIONAL ARPT REVENUE	11/1/2037	5.25	1,009,130	1,136,770
2,000,000	DAMON RUN IN CONSERVANCY DIST	7/1/2025	6.10	2,016,053	2,156,200
1,000,000	DAMON RUN IN CONSERVANCY DIST	1/1/2027	6.38	1,006,271	1,082,050
1,000,000	DAVIE FL EDUCTNL FACS REVENUE	4/1/2042	6.00	1,022,888	1,134,440
500,000	DAVIESS CNTY IN HOSP ASSN LEASE RENTAL REVENUE	1/15/2029	5.25	491,222	525,455
1,000,000	DAYTON-MONTGOMERY CNTY OH PORT AUTH PROJ REVENUE	1/15/2040	7.00	1,000,000	1,003,360
500,000	DECATUR IL	3/1/2034	5.00	515,144	542,875
1,000,000	DEKALB/KANE/LA SALLE CNTYS IL CMNTY CLG DIST #523(e)	2/1/2029	0.00	535,387	533,500
1,000,000	DEL MAR CA RACE TRACK AUTH	10/1/2035	5.00	1,053,086	1,058,820
275,000	DELAWARE ST HSG AUTH REVENUE	7/1/2031	5.20	275,000	285,134

See accompanying notes to the financial statements.	50	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2016

						Percent
		Maturity	Coupon		Fair	of
Par/Shares	Security	date	rate	Cost	value (a)	net assets
Municipal Bonds (Cont’d):
500,000	DINUBA CA FING AUTH LEASE REVENUE	9/1/2038	5.38	$495,246	514,490
500,000	DIST OF COLUMBIA HSG FIN AGY MF HSG REVENUE	7/1/2033	5.45	500,000	539,210
1,000,000	DIST OF COLUMBIA HSG FIN AGY MF HSG REVENUE	6/1/2040	4.90	1,000,000	1,072,980
1,000,000	DIST OF COLUMBIA HSG FIN AGY MF HSG REVENUE	6/1/2041	5.00	1,000,000	1,099,130
1,000,000	DOUGLAS CNTY CO MF REVENUE	10/1/2029	4.50	1,000,000	1,040,390
3,000,000	DUBLIN CA UNIF SCH DIST(e)	8/1/2034	0.00	994,298	1,099,350
1,000,000	EAST CHICAGO IN SAN DIST REVENUE	7/15/2035	4.00	993,270	1,016,570
1,500,000	EAST MORGAN CNTY CO HOSP DIST COPS	12/1/2038	5.88	1,500,000	1,507,290
2,045,000	EDEN TWP CA HOSP DIST COPS	6/1/2030	6.00	2,026,332	2,336,842
750,000	EL PASO DE ROBLES CA REDEV AGY TAX ALLOCATION REVENUE	7/1/2033	6.38	742,788	833,017
1,000,000	EL PASO TX DOWNTOWN DEV CORP SPL REVENUE	8/15/2038	7.25	1,070,271	1,205,530
1,000,000	ENCINITAS CA UNION SCH DIST(b)	8/1/2035	0.00	564,931	1,044,030
1,155,000	ENTERPRISE CA ELEM SCH DIST(b)	8/1/2035	0.00	706,019	1,118,259
1,000,000	ERIE CNTY PA HOSP AUTH	7/1/2027	7.00	1,000,000	1,026,510
600,000	ESCONDIDO CA SPL TAX	9/1/2036	5.00	649,007	670,098
500,000	FAIRFAX CNTY VA REDEV & HSG AUTH MF REVENUE	8/1/2039	5.60	500,000	512,950
238,000	FARMS NEW KENT VA CMNTY DEV AUTH SPL ASSMNT(c)	3/1/2036	5.13	238,000	59,462
1,000,000	FAYETTE CNTY KY SCH DIST FIN CORP	8/1/2033	4.00	990,000	1,019,660
1,000,000	FESTIVAL RANCH AZ CMNTY FACS DIST	7/15/2024	6.25	1,005,791	1,071,380
315,000	FIDDLERS CREEK FL CDD #2 SPL ASSMNT REVENUE(c)	5/1/2013	5.75	314,118	233,100
875,000	FISHHAWK CCD IV FL SPL ASSMNT REVENUE	5/1/2033	7.00	875,000	919,380
1,000,000	FLORIDA ST DEV FIN CORP EDUCTNL FACS REVENUE	6/15/2034	6.00	990,329	1,001,160
1,000,000	FLORIDA ST DEV FIN CORP EDUCTNL FACS REVENUE(d)	6/15/2035	6.00	1,001,256	1,002,590
265,000	FLORIDA ST HSG FIN CORP REVENUE	7/1/2026	5.00	265,427	284,228
885,000	FLORIDA ST HSG FIN CORP REVENUE	7/1/2034	5.30	885,077	906,293
1,000,000	FLORIDA ST HSG FIN CORP REVENUE	7/1/2035	3.75	1,000,000	1,024,340
915,000	FLORIDA ST HSG FIN CORP REVENUE	7/1/2039	4.20	915,000	929,439
1,250,000	FORT SILL APACHE TRIBE OK ECONDEV AUTH GAMING ENTERPRISE REV(d)	8/25/2026	8.50	1,250,000	1,439,675
1,000,000	FRANKLIN CNTY KS UNIF SCH DIST #290	9/1/2039	4.75	1,049,915	1,079,530
1,040,000	FULTON CNTY GA DEV AUTH	11/1/2028	5.25	908,920	965,494
1,000,000	FYI PROPERTIES WA LEASE REVENUE	6/1/2034	5.50	983,431	1,077,940
1,586,920	GALVESTON CNTY TEX MUN UTIL DIST #52	2/22/2017	5.37	1,514,855	1,189,571
3,500,000	GEORGIA ST HSG & FIN AUTH REVENUE	12/1/2037	3.80	3,500,000	3,450,160
2,000,000	GEORGIA ST HSG & FIN AUTH REVENUE	12/1/2037	4.00	2,000,000	2,017,740

See accompanying notes to the financial statements.	51	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2016

						Percent
		Maturity	Coupon		Fair	of
Par/Shares	Security	date	rate	Cost	value (a)	net assets
Municipal Bonds (Cont’d):
4,500,000	GEORGIA ST HSG & FIN AUTH REVENUE	12/1/2040	3.80	$4,500,000	4,429,710
1,000,000	GEORGIA ST HSG & FIN AUTH REVENUE	12/1/2041	3.85	1,005,689	1,001,550
1,950,000	GEORGIA ST HSG & FIN AUTH REVENUE	12/1/2043	3.90	1,946,803	1,896,024
3,750,000	GLEN COVE NY LOCAL ECON ASSISTANCE CORP REVENUE(e)	1/1/2045	0.00	716,376	676,537
550,000	GLENDALE AZ INDL DEV AUTH	11/15/2046	5.25	560,565	500,390
1,500,000	GRAND PARKWAY TRANSPRTN CORP TX SYS TOLL REVENUE(b)	10/1/2035	0.00	940,674	1,265,805
1,115,000	HAMILTON CNTY OH HLTH CARE REVENUE	1/1/2031	6.13	1,089,402	1,266,908
1,250,000	HARRIS CNTY TX CULTURAL EDU FACS FIN CORP REVENUE	8/15/2021	6.75	1,250,000	1,331,262
1,500,000	HARTNELL CA CMNTY CLG DIST(b)	8/1/2034	0.00	801,916	1,453,035
3,500,000	HEALDSBURG CA UNIF SCH DIST(b)	8/1/2037	0.00	2,421,584	2,780,855
1,000,000	HELENDALE CA SCH DIST(b)	8/1/2034	0.00	653,103	1,102,370
750,000	HEMPSTEAD TOWN NY LOCAL DEV CORP REVENUE	9/1/2038	5.00	755,452	817,762
2,000,000	HENDERSON NV HLTHCARE FAC REVENUE	7/1/2031	5.25	2,000,000	2,027,000
840,000	HERITAGE HARBOUR FL N CDD SPLASSMNT	5/1/2034	5.00	840,000	841,319
1,000,000	HIDALGO CNTY TX REGL MOBILITY AUTH VEHICLE REGISTRATION FEE	12/1/2038	5.25	1,026,790	1,119,730
43,000	HOUMA-TERREBONNE LA PUBLIC TRUST FING AUTH SF MTGE	12/1/2040	5.15	44,319	43,021
1,500,000	HOUSTON TX HGR EDU FIN CORP	9/1/2038	5.50	1,536,508	1,660,305
200,000	IDAHO ST HLTH FACS AUTH REVENUE	10/1/2021	6.00	200,000	200,028
750,000	IDAHO ST HLTH FACS AUTH REVENUE	10/1/2024	7.00	750,000	799,207
750,000	IDAHO ST HLTH FACS AUTH REVENUE	10/1/2029	7.38	742,283	785,647
1,500,000	ILLINOIS ST	2/1/2030	4.00	1,492,362	1,489,380
500,000	ILLINOIS ST	7/1/2033	5.50	498,790	515,690
250,000	ILLINOIS ST COPS	7/1/2017	5.80	250,000	250,585
1,000,000	ILLINOIS ST EDUCTNL FACS AUTH	11/1/2036	4.50	1,000,000	1,023,830
500,000	ILLINOIS ST FIN AUTH EDU REVENUE	9/1/2032	6.00	500,000	545,170
675,000	ILLINOIS ST FIN AUTH EDUCTNL FAC REVENUE	2/1/2034	6.00	682,700	697,342
610,000	ILLINOIS ST FIN AUTH REVENUE	8/15/2026	6.00	610,000	610,616
500,000	ILLINOIS ST FIN AUTH REVENUE	3/15/2027	5.00	500,780	504,315
435,000	ILLINOIS ST FIN AUTH REVENUE	5/15/2029	5.25	436,138	459,169
1,045,000	ILLINOIS ST FIN AUTH REVENUE	5/15/2030	5.50	1,061,945	1,088,775
500,000	ILLINOIS ST FIN AUTH REVENUE	5/15/2036	5.00	501,828	506,695
750,000	ILLINOIS ST FIN AUTH REVENUE	11/15/2036	5.25	750,000	751,425
570,000	ILLINOIS ST FIN AUTH REVENUE	2/1/2037	5.25	570,041	572,149
750,000	ILLINOIS ST FIN AUTH REVENUE	12/1/2037	5.00	772,801	769,507
500,000	ILLINOIS ST FIN AUTH REVENUE	3/1/2038	6.00	486,554	549,545
1,000,000	ILLINOIS ST HSG DEV AUTH	7/1/2034	4.95	1,000,000	1,084,280
500,000	ILLINOIS ST HSG DEV AUTH	7/1/2047	4.50	465,720	500,020
1,500,000	ILLINOIS ST SPORTS FACS AUTH	6/15/2031	5.25	1,608,744	1,652,355
1,000,000	IMPERIAL CA CMNTY CLG DIST	8/1/2040	6.75	1,000,000	1,255,660
500,000	INDIANA ST BOND BANK REVENUE	2/1/2029	5.50	492,612	537,610

See accompanying notes to the financial statements.	52	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2016

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
3,000,000	INDIANA ST FIN AUTH REVENUE	9/15/2030	6.50	$3,048,286	3,402,990
500,000	INDIANA ST FIN AUTH REVENUE	11/15/2031	5.50	493,484	540,945
1,000,000	INDIANA ST FIN AUTH REVENUE	11/15/2033	6.50	987,328	1,105,870
1,000,000	INDIANA ST FIN AUTH REVENUE	3/1/2041	5.00	1,046,202	1,053,870
500,000	INDIANA ST FIN AUTH REVENUE	11/15/2041	5.88	540,235	550,475
1,000,000	INDIANA ST FIN AUTH REVENUE	11/15/2041	6.00	987,172	1,108,980
1,000,000	INDIANA ST FIN AUTH REVENUE	11/15/2046	5.25	1,041,385	1,048,640
1,500,000	INDIANA ST HSG & CMNTY DEV
	AUTH MF HSG REVENUE	1/1/2036	5.75	1,500,000	1,407,750
1,500,000	IOWA ST FIN AUTH REVENUE	5/15/2036	5.00	1,673,327	1,589,745
75,000	JEFFERSON PARISH LA FIN AUTH	12/1/2048	5.70	78,734	77,858
790,000	KANSAS CITY MO INDL DEV AUTH	9/1/2023	5.45	790,000	818,859
1,000,000	KANSAS CITY MO INDL DEV AUTH	11/20/2039	5.10	1,000,000	1,075,320
1,500,000	KANSAS CITY MO INDL DEV AUTH SENIOR LIVING FACS REVENUE(d)	11/15/2036	5.75	1,500,000	1,429,275
1,000,000	KENTUCKY ST HSG CORP HSG REVENUE	7/1/2028	3.75	986,192	1,025,970
750,000	KING CNTY WA HSG AUTH	5/1/2028	5.20	750,000	793,582
465,000	KIRKWOOD MO INDL DEV AUTH
	RETMNT CMNTY REVENUE	5/15/2021	8.00	465,000	505,371
175,000	LAFAYETTE LA PUBLIC TRUST FING AUTH SF MTGE	1/1/2041	5.35	178,911	177,544
500,000	LAKE CNTY IL SCH DIST #33	12/1/2040	5.00	525,665	527,960
500,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2025	4.25	498,942	495,820
1,800,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2030	7.40	1,784,922	2,090,250
750,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2033	6.70	750,000	828,637
1,000,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2034	5.35	1,000,000	993,670
1,400,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2036	5.00	1,400,000	1,374,380
1,000,000	LAMBERTSON FARMS CO MET DIST #1 REVENUE	12/15/2025	5.00	991,140	982,290
500,000	LAMBERTSON FARMS CO MET DIST #1 REVENUE	12/15/2035	5.50	500,000	485,670
2,000,000	LAS VEGAS NV REDEV AGY TAX INCR REVENUE	6/15/2023	7.50	1,987,246	2,292,380
235,000	LEHIGH CNTY PA GEN PURPOSE AUTH	8/15/2042	1.62	235,000	195,511
750,000	LEWISVILLE TX COMB CONTRACT REVENUE	9/1/2024	3.00	742,386	753,742
470,000	LEXINGTON OAKS FL CDD SPL ASSMNT REVENUE	5/1/2033	5.65	470,000	492,630
750,000	LEYDEN ROCK MET DIST #10	12/1/2045	5.00	767,817	693,030
1,000,000	LITTLETON VLG MET DIST #2COLO SPL REV	12/1/2045	5.38	996,324	946,450
180,000	LOMBARD IL PUBLIC FACS CORP CONFERENCE CENTER & HOTEL REVENU(c)	1/1/2015	6.38	180,000	57,600
550,000	LOMBARD IL PUBLIC FACS CORP CONFERENCE CENTER & HOTEL REVENU	1/1/2030	5.50	550,000	442,744
1,000,000	LOMBARD IL PUBLIC FACS CORP CONFERENCE CENTER & HOTEL REVENU(c)	1/1/2036	5.25	1,005,522	292,500

See accompanying notes to the financial statements.	53	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2016

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
385,000	LONG LAKE RANCH CMNTY DEV DISTFLA CAP IMPT REV	5/1/2024	5.63	$385,000	383,164
300,000	LONG LAKE RANCH CMNTY DEV DISTFLA CAP IMPT REV	5/1/2026	4.00	299,529	284,916
35,000	LONG LAKE RANCH CMNTY DEV DISTFLA CAP IMPT REV	5/1/2044	5.75	34,289	33,997
700,000	LONG LAKE RANCH CMNTY DEV DISTFLA CAP IMPT REV	5/1/2046	4.75	690,151	624,862
1,000,000	LOUISIANA ST ENERGY & PWR AUTH PWR PROJ REVENUE	6/1/2038	5.25	1,016,269	1,111,950
275,000	LOUISIANA ST HSG FIN AGY SF MTGE REVENUE	12/1/2034	5.10	275,000	284,531
170,000	LOUISIANA ST HSG FIN AGY SF MTGE REVENUE	12/1/2038	5.70	170,578	174,682
120,000	LOUISIANA ST HSG FIN AGY SF MTGE REVENUE	6/1/2039	5.60	123,700	126,502
500,000	LOUISIANA ST LOCAL GOVT ENVRNMNTL FACS & CMNTY DEV AUTH	11/15/2025	5.25	534,691	505,980
1,000,000	LOUISIANA ST LOCAL GOVT ENVRNMNTL FACS & CMNTY DEV AUTH	11/15/2030	6.00	1,017,101	1,035,380
500,000	LOUISIANA ST PUBLIC FACS AUTH HOSP REVENUE	7/1/2035	5.00	543,955	548,960
750,000	LOUISIANA ST PUBLIC FACS AUTH REVENUE	5/1/2031	6.50	747,169	826,740
445,000	LOUISIANA ST PUBLIC FACS AUTH REVENUE	2/15/2036	1.30	445,000	396,851
500,000	LUCAS CNTY OH HLTH CARE FACS REVENUE	8/15/2030	5.50	492,897	549,280
1,500,000	LUCAS MET HSG AUTH OH COPS	11/1/2036	5.00	1,576,415	1,570,815
1,480,000	LUZERNE CNTY PA	11/1/2026	7.00	1,518,399	1,649,401
1,000,000	MACON & MOULTRIE CNTYS IL CMNTY SCH DIST #3 MOUNT ZION	12/1/2041	5.50	1,026,531	1,113,490
1,000,000	MACON CNTY IL SCH DIST #61	1/1/2037	5.25	1,016,888	1,080,350
250,000	MAGNOLIA CREEK FL CDD CAPITAL IMPT REVENUE(c)	5/1/2014	5.60	250,000	52,500
1,000,000	MAINE ST HSG AUTH MTGE PURCHASE	11/15/2035	4.00	1,000,000	1,010,750
1,000,000	MAINE ST HSG AUTH MTGE PURCHASE	11/15/2036	3.90	1,000,000	1,003,870
1,000,000	MAINE ST HSG AUTH MTGE PURCHASE	11/15/2040	3.55	1,000,000	923,910
1,500,000	MAINE ST HSG AUTH MTGE PURCHASE	11/15/2040	3.85	1,500,000	1,476,900
1,000,000	MAINE ST HSG AUTH MTGE REVENUE	11/15/2037	4.50	1,000,000	1,031,190
1,000,000	MALTA IL TAX INCR REVENUE(c)	12/30/2025	5.75	1,000,000	379,920
500,000	MANATEE CNTY FL SCH BRD COPS	7/1/2031	5.63	496,299	559,710
404,629	MANHATTAN IL SPL SVC AREA SPL TAX(c)	3/1/2022	5.75	404,629	72,696
800,000	MAPLE-STEELE ND JT WTR RESOURCE DIST	5/1/2030	4.00	800,000	799,976
650,000	MARICOPA CNTY AZ INDL DEV AUTH EDU REVENUE	7/1/2035	5.00	700,912	665,808
750,000	MARICOPA CNTY AZ INDL DEV AUTH SENIOR LIVING FACS REVENUE(d)	1/1/2036	5.75	741,400	692,505
462,000	MARQUIS VA CMNTY DEV AUTH REVENUE(e)	9/1/2041	0.00	121,213	58,429
349,000	MARQUIS VA CMNTY DEV AUTH REVENUE	9/1/2041	5.63	376,059	267,927
750,000	MARSHALL CREEK FL CDD SPL ASSMNT	5/1/2032	5.00	767,927	743,212
750,000	MARTINEZ CA UNIF SCH DIST(b)	8/1/2035	6.13	632,038	959,295

See accompanying notes to the financial statements.	54	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2016

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
455,000	MARYLAND ST CMNTY DEV ADMIN DEPT HSG & CMNTY DEV	9/1/2030	5.13	$455,000	482,796
500,000	MARYLAND ST CMNTY DEV ADMIN DEPT HSG & CMNTY DEV	7/1/2031	4.50	500,000	521,510
499,687	MASHANTUCKET WSTRN PEQUOT TRIBE CT	7/1/2031	6.05	525,480	19,718
855,000	MASSACHUSETTS ST DEV FIN AGY REVENUE	7/1/2030	6.38	845,438	914,987
1,110,000	MASSACHUSETTS ST EDUCTNL FING AUTH	1/1/2028	5.25	1,110,000	1,170,417
700,000	MASSACHUSETTS ST HSG FIN AGY	12/1/2033	5.00	700,000	733,607
700,000	MASSACHUSETTS ST HSG FIN AGY	12/1/2038	5.15	700,000	730,254
1,000,000	MASSACHUSETTS ST HSG FIN AGY	12/1/2043	5.00	1,000,000	1,055,510
790,000	MASSACHUSETTS ST HSG FIN AGY HSG REVENUE	6/1/2040	5.05	790,000	811,678
3,100,000	MASSACHUSETTS ST HSG FIN AGY HSG REVENUE	12/1/2043	4.00	3,100,000	3,034,807
2,000,000	MASSACHUSETTS ST HSG FIN AGY HSG REVENUE	6/1/2046	4.20	2,000,000	2,024,800
160,000	MEAD NE TAX INCR REVENUE(c)	7/1/2012	5.13	160,000	3,773
1,000,000	MEDFORD OR HOSP FACS AUTH REVENUE	10/1/2042	5.00	1,037,641	1,044,160
600,000	MERRILLVILLE IN ECON DEV REVENUE	4/1/2036	5.75	600,000	557,424
1,070,000	MET GOVT NASHVILLE & DAVIDSON CNTY TN HLTH & EDUCTNL FAC BRD(c)	12/20/2020	8.00	1,070,000	1,059,300
855,000	MET GOVT NASHVILLE & DAVIDSON CNTY TN HLTH & EDUCTNL FAC BRD(c)	6/20/2036	10.00	855,000	85,500
1,830,000	MET GOVT NASHVILLE & DAVIDSON CNTY TN HLTH & EDUCTNL FAC BRD(c)	12/20/2040	7.50	1,830,000	1,830,000
500,000	MIAMI-DADE CNTY FL HLTH FACS AUTH HOSP REVENUE	8/1/2030	6.00	488,187	556,565
750,000	MICHIGAN ST FIN AUTH REVENUE	11/15/2035	5.25	745,312	745,515
1,500,000	MICHIGAN ST HOSP FIN AUTH	6/1/2034	6.13	1,524,305	1,666,290
1,000,000	MICHIGAN ST HSG DEV AUTH	10/1/2034	5.63	1,000,000	1,031,310
1,850,000	MICHIGAN ST HSG DEV AUTH	10/1/2035	4.10	1,850,000	1,869,517
1,000,000	MICHIGAN ST HSG DEV AUTH	12/1/2035	3.95	1,000,000	1,003,350
1,000,000	MICHIGAN ST HSG DEV AUTH	12/1/2036	3.70	1,000,000	981,980
940,000	MICHIGAN ST HSG DEV AUTH	12/1/2040	3.95	940,000	922,836
2,500,000	MICHIGAN ST HSG DEV AUTH	12/1/2045	3.70	2,500,000	2,339,500
1,000,000	MICHIGAN ST MUNI BOND AUTH	5/1/2023	5.75	1,009,727	1,094,690
221,418	MICHIGAN ST PUBLIC EDUCTNL FACS AUTH(c)(d)(f)	9/1/2016	6.00	218,373	210,329
360,000	MICHIGAN ST PUBLIC EDUCTNL FACS AUTH(c)	10/1/2023	6.25	360,000	107,932
500,000	MICHIGAN ST PUBLIC EDUCTNL FACS AUTH	11/1/2028	6.35	500,000	500,715
275,000	MINNESOTA ST HSG FIN AGY	7/1/2034	5.05	275,000	285,128
570,000	MINNESOTA ST HSG FIN AGY	1/1/2040	5.10	570,000	589,597
1,000,000	MISSISSIPPI ST DEV BANK SPL OBLG	10/1/2031	6.50	976,792	1,134,460
40,000	MISSISSIPPI ST HOME CORP SF MTGE REVENUE	6/1/2039	6.75	41,747	41,696
1,650,000	MISSISSIPPI ST HOME CORP SF MTGE REVENUE	12/1/2045	3.62	1,650,000	1,585,534
95,000	MISSOURI ST HSG DEV COMMISSION SF HSG REVENUE	9/1/2034	5.35	95,000	98,354

See accompanying notes to the financial statements.	55	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2016

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
1,085,000	MONTANA ST BRD OF HSG	12/1/2038	3.75	$1,085,000	1,089,557
760,000	MONTANA ST BRD OF HSG	12/1/2038	5.20	760,000	810,274
335,000	MONTANA ST BRD OF HSG	12/1/2039	5.50	335,012	347,355
940,000	MONTANA ST BRD OF HSG SF MTGE	12/1/2038	4.00	943,312	945,320
1,250,000	MONTERRA FL CDD SPL ASSMNT	5/1/2036	3.50	1,222,409	1,180,163
1,000,000	MONTGOMERY CNTY MD HSG OPPNTYS COMMN MFH & RECONSTR DEV REV	7/1/2039	3.88	1,000,000	993,310
500,000	MONTGOMERY CNTY MD HSG OPPORTUNITIES COMMISSION MF REVENUE	7/1/2037	5.13	500,000	523,205
1,100,000	MONTGOMERY CNTY MD HSG OPPORTUNITIES COMMISSION SF MTGE REVE	7/1/2038	4.00	1,100,000	1,100,000
750,000	MOON INDL DEV AUTH PA REVENUE	7/1/2030	5.63	741,267	771,030
800,000	MOUNT CARBON CO MET DIST REVENUE	6/1/2043	7.00	800,000	470,912
200,000	MOUNT CARBON CO MET DIST REVENUE(c)	6/1/2043	8.00	-	6,000
500,000	MULTNOMAH CNTY OR HOSP FACS AUTH REVENUE	12/1/2029	5.00	526,090	546,875
615,000	MUNSTER IN ECON DEV TAX INCR REVENUE	7/15/2026	4.75	612,646	656,826
460,000	N CENTRL TEXAS ST HLTH FAC DEV CORP	2/15/2025	5.38	460,000	447,240
955,000	N SLOPE BORO AK SVC AREA 10 WTR & WSTWTR FACS	6/30/2034	5.25	989,839	1,093,255
45,000	N SLOPE BORO AK SVC AREA 10 WTR & WSTWTR FACS	6/30/2034	5.25	46,646	48,388
425,000	N SPRINGS FL IMPT DIST	5/1/2027	6.00	425,000	428,770
1,000,000	N TX TOLLWAY AUTH REVENUE	1/1/2034	6.00	1,000,000	1,145,670
1,000,000	N TX TOLLWAY AUTH REVENUE(b)	1/1/2042	6.20	700,102	1,225,690
1,000,000	NATRONA CNTY WY HOSP REVENUE	9/15/2031	6.35	1,000,000	1,114,290
500,000	NAVAJO NATION AZ(d)	12/1/2030	5.50	533,725	533,730
980,000	NEBRASKA ST INVESTMENT FIN AUTH SF HSG REVENUE	9/1/2035	3.90	980,000	981,245
1,750,000	NEVADA ST HSG DIV SF MTGE REVENUE	10/1/2039	3.85	1,750,000	1,723,803
250,000	NEVADA ST HSG DIV SF MTGE REVENUE	10/1/2040	5.10	250,000	256,395
1,000,000	NEW HAMPSHIRE ST HLTH & EDU FACS AUTH REVENUE	1/1/2034	6.00	972,925	1,117,160
500,000	NEW HAMPSHIRE ST HLTH & EDU FACS AUTH REVENUE	8/1/2038	6.00	491,085	548,955
1,000,000	NEW HAMPSHIRE ST HSG FIN AUTH MF REVENUE	7/1/2031	5.20	1,000,000	1,061,860
370,000	NEW HAMPSHIRE ST HSG FIN AUTH SF REVENUE	7/1/2034	5.38	370,000	381,570
170,000	NEW HAMPSHIRE ST HSG FIN AUTH SF REVENUE	7/1/2038	6.63	173,220	179,268
750,000	NEW HOPE CULTURAL ED FACS FINCORP TX RETIREMENT FAC REVENUE	1/1/2035	5.50	765,525	770,003
750,000	NEW HOPE CULTURAL EDU FACS FIN CORP TX STUDENT HSG REV	7/1/2035	5.00	774,077	781,095
1,100,000	NEW HOPE CULTURAL EDU FACS FIN CORP TX STUDENT HSG REV	4/1/2046	5.00	1,153,036	1,172,875

See accompanying notes to the financial statements.	56	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2016

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
750,000	NEW HOPE CULTURAL EDU FACS FINCORP TX EDU REVENUE(d)	8/15/2036	5.00	$758,504	715,320
1,000,000	NEW HOPE CULTURAL EDU FACS FINCORP TX EDU REVENUE	8/15/2036	5.50	1,006,883	1,000,330
335,000	NEW JERSEY ST HGR EDU ASSISTANCE AUTH STUDENT LOAN REVENUE	6/1/2024	5.38	333,880	353,526
940,000	NEW JERSEY ST HSG & MTGE FIN AGY	10/1/2030	4.50	940,000	987,085
390,000	NEW JERSEY ST HSG & MTGE FIN AGY	10/1/2034	5.00	390,000	400,499
600,000	NEW JERSEY ST HSG & MTGE FIN AGY	10/1/2035	5.00	600,000	615,372
975,000	NEW JERSEY ST HSG & MTGE FIN AGY	10/1/2037	5.00	968,722	995,748
1,000,000	NEW JERSEY ST HSG & MTGE FIN AGY MF CONDUIT REVENUE	1/1/2030	3.60	1,000,000	1,008,670
1,000,000	NEW JERSEY ST HSG & MTGE FIN AGY MF REVENUE	5/1/2041	4.95	968,990	1,032,770
1,000,000	NEW JERSEY ST TRANSPRTN TRUST FUND AUTH	6/15/2024	5.00	1,038,367	1,038,200
1,000,000	NEW JERSEY ST TRANSPRTN TRUST FUND AUTH	6/15/2030	5.00	1,031,712	1,027,590
500,000	NEW JERSEY ST TRANSPRTN TRUST FUND AUTH	6/15/2041	5.25	511,287	508,855
235,000	NEW MEXICO ST MTGE FIN AUTH	9/1/2029	4.80	235,000	240,976
470,000	NEW MEXICO ST MTGE FIN AUTH	9/1/2034	5.00	470,000	487,310
490,000	NEW MEXICO ST MTGE FIN AUTH	3/1/2036	5.45	490,000	506,141
795,000	NEW MEXICO ST MTGE FIN AUTH	9/1/2042	3.90	795,000	791,128
1,120,000	NEW MEXICO ST MTGE FIN AUTH	9/1/2042	4.13	1,120,000	1,132,163
960,000	NEW MEXICO ST MTGE FIN AUTH	9/1/2046	3.80	960,000	917,136
115,000	NEW RIVER FL CDD CAPITAL IMPT REVENUE(c)	5/1/2013	5.00	114,821	1
1,000,000	NEW YORK CITY NY HSG DEV CORPMF HSG REVENUE	11/1/2037	3.80	1,000,000	999,960
1,000,000	NEW YORK CITY NY HSG DEV CORPMF HSG REVENUE	11/1/2039	4.30	1,000,000	1,014,360
2,000,000	NEW YORK CITY NY MUNI WTR FINAUTH WTR & SWR SYS REVENUE	6/15/2038	5.00	2,175,453	2,270,920
1,000,000	NEW YORK ST HSG FIN AGY	11/1/2041	4.10	1,000,000	1,010,020
1,500,000	NEW YORK ST HSG FIN AGY REVENUE	11/1/2034	3.65	1,500,000	1,500,900
500,000	NEW YORK ST HSG FIN AGY REVENUE	11/1/2045	5.10	500,000	528,195
4,000,000	NEW YORK ST HSG FIN AGY REVENUE	5/1/2048	4.10	4,000,000	4,013,160
1,000,000	NEW YORK ST MTGE AGY HOMEOWNER MTGE REVENUE	10/1/2036	3.90	1,000,000	1,005,120
750,000	NEW YORK ST MTGE AGY HOMEOWNER MTGE REVENUE	10/1/2038	3.75	750,000	729,278
1,450,000	NEW YORK ST MTGE AGY HOMEOWNER MTGE REVENUE	10/1/2040	3.80	1,450,000	1,416,621
1,465,000	NEW YORK ST MTGE AGY HOMEOWNER MTGE REVENUE	10/1/2040	4.13	1,465,000	1,485,451

See accompanying notes to the financial statements.	57	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2016

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
500,000	NEW YORK ST MTGE AGY HOMEOWNER MTGE REVENUE	10/1/2042	3.75	$500,000	480,775
500,000	NORTH CAROLINA ST CAPITAL FACS FIN AGY EDUCTNL FACS REVENUE	6/1/2023	5.00	500,000	500,575
470,000	NORTH DAKOTA ST HSG FIN AGY	7/1/2032	3.60	470,000	470,038
500,000	NORTH SPRINGS FL IMPT DIST	5/1/2044	6.50	500,000	501,025
1,000,000	NTHRN IL UNIV	4/1/2026	5.50	1,007,044	1,070,150
1,400,000	NTHRN PALM BEACH CNTY FL IMPT DIST	8/1/2029	5.00	1,409,890	1,431,864
2,000,000	OAK PARK CA UNIF SCH DIST(b)	8/1/2038	0.00	1,140,683	2,150,500
970,000	OAKLAND CNTY MI ECON DEV CORP LTD OBLG REVENUE	12/1/2020	6.50	967,001	1,000,972
310,000	OHIO ST HSG FIN AGY RSDL MTGE REVENUE	9/1/2033	5.40	310,000	318,947
1,000,000	OHIO ST HSG FIN AGY RSDL MTGE REVENUE	9/1/2039	3.35	889,936	903,670
4,065,471	OKLAHOMA CNTY OK HOME FIN AUTH SF REVENUE(e)	9/1/2034	0.00	1,394,689	1,423,077
155,000	OKLAHOMA ST HSG FIN AGY SF MTGE REVENUE	3/1/2032	5.15	155,000	159,793
140,000	OKLAHOMA ST HSG FIN AGY SF MTGE REVENUE	9/1/2038	6.50	141,943	145,652
1,000,000	ORANGE CNTY FL HLTH FACS AUTH REVENUE	8/1/2034	5.00	1,053,451	1,058,130
750,000	ORANGE CNTY FL HLTH FACS AUTH REVENUE	8/1/2035	5.00	788,409	789,533
1,000,000	ORANGE CNTY FL HLTH FACS AUTH REVENUE	8/1/2047	5.00	1,093,895	1,044,890
960,000	ORANGE CNTY FL HSG FIN AUTH	9/1/2035	3.80	960,000	947,309
1,250,000	OREGON ST	12/1/2034	3.62	1,250,000	1,259,888
2,000,000	OREGON ST	12/1/2039	3.90	2,000,000	2,013,960
905,000	OREGON ST HSG & CMNTY SVCS DEPT MTGE REVENUE	7/1/2038	4.00	905,000	902,412
500,000	PALISADE CO MET DIST #2 LIMITED TAX	12/1/2046	5.00	511,166	455,590
500,000	PALM BEACH CNTY FL HLTH FACS AUTH REVENUE	6/1/2034	7.25	500,000	578,415
1,200,000	PALM BEACH CNTY FL HLTH FACS AUTH REVENUE	5/15/2036	5.00	1,338,662	1,271,796
500,000	PALM BEACH CNTY FL HLTH FACS AUTH REVENUE	6/1/2049	7.50	492,509	584,400
1,000,000	PELL CITY AL SPL CARE FACS FING AUTH REVENUE	12/1/2031	5.00	1,051,640	1,061,190
500,000	PENNSYLVANIA ST HGR EDUCTNL FACS AUTH REVENUE	7/1/2039	1.22	500,000	386,350
1,000,000	PENNSYLVANIA ST HSG FIN AGY SF MTGE REVENUE	10/1/2037	3.65	1,004,333	992,760
500,000	PENNSYLVANIA ST HSG FIN AGY SF MTGE REVENUE	10/1/2038	4.00	500,000	505,875
1,700,000	PENNSYLVANIA ST HSG FIN AGY SF MTGE REVENUE	10/1/2040	4.05	1,700,000	1,702,159
1,500,000	PENNSYLVANIA ST HSG FIN AGY SF MTGE REVENUE	10/1/2040	4.05	1,500,000	1,516,725
630,000	PENNSYLVANIA ST HSG FIN AGY SF MTGE REVENUE	10/1/2042	3.70	630,000	649,265
1,935,000	PENNSYLVANIA ST TURNPIKE COMMISSION TURNPIKE REVENUE(b)	12/1/2035	5.13	1,545,409	2,091,812
1,500,000	PENNSYLVANIA ST TURNPIKE COMMISSION TURNPIKE REVENUE(b)	12/1/2037	0.00	1,100,936	1,294,515
1,000,000	PEORIA AZ INDL DEV AUTH	11/15/2029	5.25	1,000,000	998,550

See accompanying notes to the financial statements.	58	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2016

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
5,000,000	PEORIA IL PUBLIC BLDG COMMISSION SCH DIST FACS REVENUE(e)	12/1/2026	0.00	$2,720,652	2,869,900
400,000	PHILADELPHIA PA AUTH FOR INDL DEV REVENUES	6/15/2023	6.13	400,000	426,384
750,000	PHILADELPHIA PA AUTH FOR INDL DEV REVENUES	8/1/2036	5.63	739,013	743,370
1,000,000	PHOENIX AZ INDL DEV AUTH EDU REVENUE(d)	7/1/2036	5.13	984,778	920,140
2,500,000	PHOENIX AZ INDL DEV AUTH LEASE REVENUE	6/1/2034	5.25	2,529,294	2,755,700
1,000,000	PIKE PLACE MARKET WA PRESERVATION & DEV AUTH SPL OBLG	12/1/2040	5.00	1,071,258	1,089,240
110,000	PIMA CNTY AZ INDL DEV AUTH EDU REVENUE	12/1/2018	6.38	110,000	113,400
2,100,000	PIMA CNTY AZ INDL DEV AUTH EDU REVENUE	7/1/2026	5.50	2,095,412	1,976,940
1,000,000	PIMA CNTY AZ INDL DEV AUTH EDU REVENUE(d)	12/1/2026	5.25	1,000,000	1,012,300
10,000	PIMA CNTY AZ INDL DEV AUTH EDU REVENUE	7/1/2031	6.75	7,644	10,050
2,625,000	PITTSBURG CALIF UNI SCH DIST FING AUTH REV(e)	9/1/2031	0.00	1,164,621	1,164,214
1,000,000	POINCIANA FL W CDD SPL ASSMNT	5/1/2030	5.38	988,250	991,970
750,000	POLK CNTY OR HOSP FAC AUTH REVENUE	7/1/2035	5.13	750,000	730,335
2,000,000	PORT SAINT LUCIE FL RESEARCH FACS REVENUE	5/1/2033	5.00	2,051,758	1,951,900
1,000,000	PROMENADE CASTLE ROCK CO MET DIST #1	12/1/2025	5.13	1,000,000	998,890
710,000	PUBLIC FIN AUTH WI CCRC REVENUE	6/1/2020	7.00	704,709	771,784
1,500,000	PUBLIC FIN AUTH WI CCRC REVENUE	6/1/2046	8.25	1,550,890	1,788,240
750,000	PUBLIC FIN AUTH WI REVENUE	4/1/2025	5.00	755,026	760,065
600,000	PUBLIC FIN AUTH WI REVENUE	4/1/2032	5.50	600,000	606,210
427,010	PUBLIC FIN AUTH WI REVENUE(e)	10/1/2042	0.00	476,899	92,649
515,000	PUBLIC FIN AUTH WI REVENUE	10/1/2042	7.00	556,555	495,018
1,250,000	PUBLIC FIN AUTH WI SENIOR LIVING REVENUE	11/15/2024	5.00	1,245,919	1,296,875
1,400,000	PUBLIC FIN AUTH WIS ED REV(d)	6/15/2036	5.00	1,405,121	1,246,378
1,500,000	PUERTO RICO CMWLTH	7/1/2035	5.00	1,500,000	1,525,965
1,000,000	PUERTO RICO INDL TOURIST EDUCTNL MED & ENVRNMNTL CONTROL FAC	11/15/2025	6.13	1,000,000	1,018,180
1,260,000	QUECHAN INDIAN TRIBE AZ FORT YUMA INDIAN RESERVATION	5/1/2025	9.75	1,260,000	1,361,354
750,000	RED RIVER TX HLTH FACS DEV CORP RETIREMENT FAC REVENUE	11/15/2034	7.50	746,254	840,233
1,000,000	REDONDO BEACH CA UNIF SCH DIST(b)	8/1/2034	6.38	742,273	1,286,070
750,000	REEF-SUNSET CA UNIF SCH DIST(b)	8/1/2038	0.00	532,325	656,258
500,000	RHODE ISLAND ST HLTH & EDUCTNL BLDG CORP	5/15/2030	6.25	494,615	553,080
1,000,000	RHODE ISLAND ST HSG & MTGE FIN CORP	10/1/2028	4.00	995,323	1,024,130
750,000	RHODE ISLAND ST HSG & MTGE FIN CORP	10/1/2037	3.90	750,000	745,740
1,000,000	RHODE ISLAND ST HSG & MTGE FIN CORP	10/1/2046	3.40	1,000,000	883,400
1,000,000	RIVERSIDE CA CMNTY PPTYS DEV INC LEASE REVENUE	10/15/2038	6.00	1,020,046	1,171,650

See accompanying notes to the financial statements.	59	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2016

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
1,500,000	S TAHOE CA JT PWRS FING AUTH LEASE REVENUE	10/1/2030	5.00	$1,634,465	1,673,100
470,000	S WSTRN IL DEV AUTH(c)	10/1/2022	7.00	470,000	234,967
350,000	SACRAMENTO CNTY CA WTR FING AUTH REVENUE	6/1/2039	1.19	350,000	281,813
110,000	SADDLEBACK VLY CA UNIF SCH DIST PUBLIC FING AUTH	9/1/2017	5.65	110,000	110,415
61,000	SAINT BERNARD PARISH LA HOME MTGE AUTH SF MTGE	3/1/2039	5.80	59,780	62,549
500,000	SAINT JOHNS CNTY FL INDL DEV AUTH REVENUE	8/1/2040	5.88	493,403	569,690
750,000	SAINT LOUIS CNTY MO INDL DEV AUTH SENIOR LIVING FACS	9/1/2042	5.00	766,675	786,503
750,000	SAINT TAMMANY LA PUBLIC TRUST FING AUTH	11/15/2037	5.25	762,029	752,835
1,000,000	SAN CLEMENTE CA SPL TAX	9/1/2040	5.00	1,062,012	1,051,140
500,000	SAN DIEGO CA HSG AUTH MF HSG REVENUE	5/1/2029	5.00	500,000	536,430
1,500,000	SAN GABRIEL CA UNIF SCH DIST(b)	8/1/2039	5.35	1,387,954	1,706,250
1,000,000	SAN JOSE CA FING AUTH	6/1/2039	5.00	1,049,141	1,110,420
500,000	SANTA MONICA CA REDEV AGY	7/1/2036	5.88	511,164	576,630
1,000,000	SARASOTA CNTY FL HLTH FACS AUTH RETMNT FAC REVENUE	1/1/2032	5.50	1,003,357	1,043,140
1,000,000	SCHERERVILLE IN ECON DEV REVENUE	1/15/2030	6.00	1,015,080	1,159,820
1,000,000	SCOTTS BLUFF CNTY NE HOSP AUTH	2/1/2037	5.25	1,056,863	1,051,940
770,000	SEATTLE WA HSG AUTH POOLED HSG REVENUE	9/15/2033	5.75	782,813	875,205
500,000	SEMINOLE TRIBE FL SPL OBLG REVENUE(d)	10/1/2024	5.50	500,651	511,170
500,000	SEVEN OAKS FL CMNTY DEV DIST SPL ASSMNT REVENUE	5/1/2033	5.50	489,451	517,695
150,000	SHELBY CNTY TN HLTH EDUCTNL & HSG FACS BRD REVENUE(c)	1/1/2019	5.35	134,965	377
625,000	SHELBY CNTY TN HLTH EDUCTNL & HSG FACS BRD REVENUE(c)	1/1/2029	5.55	556,862	1,569
130,000	SHELBY CNTY TN HLTH EDUCTNL & HSG FACS BRD REVENUE(c)	1/1/2029	6.00	-	1
750,000	SHELBY CNTY TN HLTH EDUCTNL & HSG FACS BRD REVENUE	9/1/2037	5.00	802,553	749,948
525,000	SHERIDAN AR SCH DIST #37	2/1/2047	4.00	541,797	528,308
305,000	SILVERLEAF FL CDD CAPITAL IMPT REVENUE	5/1/2023	6.50	305,000	314,299
240,000	SILVERLEAF FL CDD CAPITAL IMPT REVENUE	5/1/2044	6.75	235,565	246,799
320,000	SOUTH CAROLINA ST EDU ASSISTANCE AUTH	10/1/2029	5.10	317,032	329,360
1,000,000	SOUTH CAROLINA ST JOBS-ECON DEV AUTH HOSP REVENUE	2/1/2038	5.00	1,132,435	1,073,940
356,475	SOUTH CAROLINA ST JOBS-ECON DEV AUTH REVENUE	11/15/2032	6.00	356,475	344,943
345,347	SOUTH CAROLINA ST JOBS-ECON DEV AUTH REVENUE(e)	11/15/2047	0.00	336,346	31,972
1,000,000	SOUTH CAROLINA ST PUBLIC SVC AUTH REVENUE	12/1/2038	5.00	1,060,282	1,106,190
1,400,000	SOUTH CAROLINA ST PUBLIC SVC AUTH REVENUE	12/1/2043	5.75	1,468,987	1,667,820

See accompanying notes to the financial statements.	60	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2016

						Percent
		Maturity	Coupon		Fair	of
Par/Shares	Security	date	rate	Cost	value (a)	net assets
Municipal Bonds (Cont’d):
500,000	SOUTH DAKOTA ST HLTH & EDUCTNL FACS AUTH	9/1/2032	5.00	$499,500	537,005
117,000	SOUTHSIDE AZ CMNTY FACS DIST #1 SPL ASSMNT REVENUE PRESCOTT	7/1/2018	6.13	107,021	106,382
1,000,000	STC MET DIST #2 CO	12/1/2038	6.00	970,294	962,020
150,000	STERLING HILL FL CDD CAPITAL IMPT REVENUE(c)	11/1/2010	5.50	150,000	97,500
1,000,000	SUGAR LAND TX DEV CORP SALES TAX REVENUE	2/15/2033	5.00	1,090,600	1,102,870
2,445,000	SULPHUR SPRINGS CA UNION SCH DIST COPS(b)	12/1/2037	6.50	1,894,081	3,014,156
1,500,000	SUTTER BUTTE CA FLOOD AGY ASSMNT REVENUE	10/1/2038	4.00	1,482,736	1,525,710
1,100,000	TALLAHASSEE FL HLTH FACS REVENUE	12/1/2040	5.00	1,167,420	1,150,710
1,000,000	TARRANT CNTY TX CULTURAL EDU FACS FIN CORP HOSP REVENUE	11/15/2038	5.00	1,076,094	1,093,970
750,000	TARRANT CNTY TX CULTURAL EDU FACS FIN CORP RETMNT FAC REVENUE	11/15/2035	5.00	779,947	767,228
700,000	TARRANT CNTY TX CULTURAL EDU FACS FIN CORP RETMNT FAC REVENUE	5/15/2037	5.00	769,843	671,034
750,000	TAYLOR MI BROWNFIELD REDEV AUTH	5/1/2032	5.00	792,348	810,600
1,500,000	TENNESSEE HSG DEV AGY RSDL FING PROGRAM REVENUE	7/1/2041	3.25	1,500,000	1,353,630
780,000	TENNESSEE ST HSG DEV AGY	1/1/2035	3.85	780,000	788,042
1,140,000	TENNESSEE ST HSG DEV AGY	7/1/2043	3.80	1,140,000	1,128,714
395,000	TEXAS ST DEPT OF HSG & CMNTY AFFAIRS	7/1/2039	5.45	395,000	406,380
1,235,000	TOLEDO-LUCAS CNTY OH PORT AUTHSTUDENT HSG REVENUE	7/1/2039	5.00	1,237,229	1,268,407
105,000	TOLOMATO FL CDD(c)	5/1/2017	6.38	105,000	4,995
25,000	TOLOMATO FL CDD	5/1/2017	6.38	25,000	24,904
35,000	TOLOMATO FL CDD(b)	5/1/2039	0.00	23,893	27,773
185,000	TOLOMATO FL CDD(b)	5/1/2040	0.00	124,929	112,732
140,000	TOLOMATO FL CDD(b)	5/1/2040	0.00	94,493	75,186
115,000	TOLOMATO FL CDD(b)	5/1/2040	0.00	62,687	59,005
125,000	TOLOMATO FL CDD(c)	5/1/2040	6.61	-	1
1,000,000	TRACY CA JT UNIF SCH DIST(b)	8/1/2041	0.00	472,913	760,400
600,000	TRAVIS CNTY TX HLTH FACS DEV CORP	1/1/2046	7.13	678,118	655,614
750,000	TROUT CREEK CDD FL CAPITAL IMPT REVENUE	5/1/2035	5.50	743,100	711,285
500,000	TSR CDD FL SPL ASSMNT REVENUE	11/1/2035	5.38	498,527	494,590
500,000	TURLOCK CA PUBLIC FING AUTH WTR REVENUE	5/1/2032	4.75	506,427	518,390
1,250,000	TUSTIN CA UNIF SCH DIST(b)	8/1/2028	0.00	876,785	1,264,350
625,000	UNIVERSAL ACADEMY MI PUBLIC SCH ACADEMY REVENUE	12/1/2023	6.50	616,460	637,844
1,500,000	UTAH ST CHRT SCH FIN AUTH CHRT SCH REVENUE	10/15/2033	6.50	1,515,616	1,547,820
750,000	UTAH ST CHRT SCH FIN AUTH CHRT SCH REVENUE(d)	4/15/2045	6.00	772,455	773,588
450,000	UTAH ST HSG CORP SF MTGE REVENUE	1/1/2033	5.75	450,000	469,931
490,000	VANCOUVER WA HSG AUTH	3/1/2025	5.00	481,862	525,799
785,000	VERMONT ST HSG FIN AGY	5/1/2032	4.88	781,555	822,390
1,000,000	VIRGINIA ST HSG DEV AUTH	7/1/2033	4.13	1,000,000	1,028,110
420,000	VIRGINIA ST HSG DEV AUTH	10/1/2038	5.10	420,000	448,623
1,000,000	VIRGINIA ST HSG DEV AUTH	12/1/2039	5.00	1,000,000	1,055,180
500,000	VIRGINIA ST HSG DEV AUTH	5/1/2041	3.55	500,000	471,135

See accompanying notes to the financial statements.	61	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2016

						Percent
		Maturity	Coupon		Fair	of
Par/Shares	Security	date	rate	Cost	value (a)	net assets
Municipal Bonds (Cont’d):
3,500,000	VIRGINIA ST HSG DEV AUTH CMWLTH MTGE	1/1/2038	3.88	$3,490,250	3,500,735
3,000,000	VIRGINIA ST HSG DEV AUTH CMWLTH MTGE	7/1/2038	4.80	3,000,000	3,166,260
2,000,000	VIRGINIA ST HSG DEV AUTH CMWLTH MTGE	10/1/2038	4.75	2,000,000	2,100,400
1,000,000	VLG FL CDD #12 SPL ASSMNT REVENUE	5/1/2031	3.62	1,000,000	909,930
1,230,000	VLG FL CDD #7 SPL ASSMNT REVENUE	5/1/2036	4.00	1,221,806	1,165,241
530,000	WASHINGTON ST HSG FIN COMMISSION(d)	7/1/2025	6.00	533,470	528,744
1,000,000	WASHINGTON ST HSG FIN COMMISSION(d)	1/1/2031	5.00	1,001,902	1,017,570
750,000	WASHINGTON ST HSG FIN COMMISSION(d)	7/1/2031	5.00	808,800	766,793
675,000	WASHINGTON ST HSG FIN COMMISSION(d)	1/1/2035	5.75	675,000	651,902
600,000	WASHINGTON ST HSG FIN COMMISSION(d)	7/1/2036	5.00	643,077	586,482
5,000	WATERS EDGE FL CDD CAPITAL IMPT REVENUE	5/1/2039	5.35	5,000	4,582
220,000	WATERS EDGE FL CDD CAPITAL IMPT REVENUE(b)	5/1/2039	6.60	175,547	202,721
1,500,000	WEST VIRGINIA ST HSG DEV FUND	11/1/2032	3.75	1,500,000	1,519,290
390,000	WEST VIRGINIA ST HSG DEV FUND	11/1/2039	4.10	390,000	390,445
550,000	WESTCHESTER CO NY LOCAL DEV CORP REVENUE	1/1/2034	5.00	576,960	586,042
685,000	WESTMONT IL PARK DIST(e)	12/1/2031	0.00	286,113	331,191
685,000	WESTMONT IL PARK DIST(e)	12/1/2033	0.00	248,311	288,180
1,350,000	WICHITA KS HLTH CARE FACS REVENUE	5/15/2034	6.25	1,350,000	1,374,395
600,000	WICHITA KS HLTH CARE FACS REVENUE	12/1/2036	5.25	605,870	595,218
750,000	WICHITA KS HLTH CARE FACS REVENUE	12/15/2036	7.13	740,179	818,978
750,000	WIREGRASS FL CDD CAPITAL IMPTREVENUE	5/1/2035	5.38	745,612	734,955
1,000,000	WISCONSIN ST GEN FUND ANNUAL APPROP REVENUE	5/1/2027	6.00	1,007,534	1,102,100
1,000,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	10/1/2029	5.00	1,000,000	1,005,670
1,000,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	7/1/2030	5.75	1,011,954	1,105,170
1,300,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	8/15/2032	5.00	1,427,652	1,427,179
1,000,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	5/15/2036	5.00	1,000,000	1,001,020
2,000,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	8/15/2043	5.00	2,097,651	2,098,680
500,000	WISCONSIN ST HSG & ECON DEV AUTH	11/1/2035	3.88	500,000	497,000
1,000,000	WISCONSIN ST HSG & ECON DEV AUTH	11/1/2040	4.00	1,000,000	1,000,660
1,000,000	WYANDOTTE CNTY KS KANSAS CITY UNIF GOVT SPL OBLG REVENUE	9/1/2032	5.75	992,833	974,740
750,000	WYNNFIELD LAKES FL CDD	5/1/2036	4.50	744,757	759,315
1,840,000	WYOMING ST CMNTY DEV AUTH HSG REVENUE	12/1/2038	4.05	1,840,000	1,852,475

See accompanying notes to the financial statements.	62	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Tax-Exempt Bond Fund

December 31, 2016

						Percent
		Maturity	Coupon		Fair	of
Par/Shares	Security	date	rate	Cost	value (a)	net assets
Municipal Bonds (Cont’d):
355,000	ZEPHYR RIDGE FL CDD CAPITAL IMPT REVENUE(c)	5/1/2013	5.25	$355,352	177,408
	Sub-total Municipal Bonds:			434,412,933	448,176,386	92.44%
Short-Term Investments:
7,677,864	NORTHERN INSTITUTIONAL FUNDS - U.S. GOVERNMENT SELECT PORTFOLIO, 0.38%(g)			7,677,864	7,677,864
	Sub-total Short-Term Investments:			7,677,864	7,677,864	1.58%
	Grand total(h)			$467,690,356	482,625,949	99.54%

Notes to Schedule of Investments:

(a)	Investments are valued in accordance with procedures described in note 2 to the financial statements.

(b)	For step bonds, the coupon rate disclosed is the current rate in effect.

(c)	Non-income producing assets. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(d)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees.

(e)	Zero coupon bond.

(f)	Restricted security that has been deemed illiquid. At December 31, 2016, the value of this restricted illiquid security amounted to $210,329 or 0.04% of net assets. Additional information on this restricted illiquid security is as follows:

	ACQUISITION	ACQUISITION
SECURITY	DATE	COST

MICHIGAN ST PUBLIC EDUCTNL FACS AUTH, 6.00%, 9/1/16	4/12/11	$218,373

(g)	The short-term investment is a money market portfolio of the investment company, Northern Institutional Funds. At December 31, 2015, the value of the Clearwater Tax-Exempt Bond Fund’s investment in the Tax-Exempt Portfolio of the Northern Institutional Funds was $14,220,233 with net sales of $14,220,233 for the year ended December 31, 2016. At July 28, 2016, the Fund began investing in the Government Select Portfolio, also a money market portfolio of Northern Institutional Funds, and had net purchases of $7,677,864 during the fiscal year ended December 31, 2016.

(h)	At December 31, 2016, the cost for Federal income tax purposes was $467,735,545. The aggregate gross unrealized appreciation and depreciation of investments in securities based on this cost was as follows:

Gross unrealized appreciation	$27,763,996
Gross unrealized depreciation	(12,873,592)
Net unrealized appreciation	$14,890,404

Diversification of investments representing geographic diversification, as a percentage of total investments at fair value, is as follows:

Geographical Diversification	Percent
Florida	10.71%
California	10.39
Illinois	8.81
Texas	5.92
New York	5.12
Indiana	4.16
Georgia	3.52
Colorado	3.50
Wisconsin	3.38
Pennsylvania	3.35
Other	41.14
100.00%

See accompanying notes to the financial statements.	63	(Continued)

See accompanying notes to the financial statements.	64	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2016

Shares	Security	Cost	Fair value (a)	Percent of net assets
Common Stocks:
Australia:
1,425,686	3P LEARNING LTD.(b)	$1,483,100	1,183,173
3,231	AGL ENERGY LTD.	34,720	51,506
51,722	ALUMINA LTD.	50,177	68,305
21,962	AMCOR LTD.	199,453	236,941
34,554	AMP LTD.	88,996	125,677
37,762	APA GROUP	210,499	233,541
6,576	ARISTOCRAT LEISURE LTD.	49,294	73,556
4,593	ASX LTD.	114,203	164,865
80,380	AUSTRALIA & NEW ZEALAND BANKING GROUP LTD.	1,182,375	1,764,549
68,613	BANK OF QUEENSLAND LTD.	536,424	587,738
70,369	BENDIGO & ADELAIDE BANK LTD.	468,821	645,437
179,910	BGP HOLDINGS PLC(b)(c)	-	-
11,553	BHP BILLITON LTD.	134,009	208,931
14,985	BHP BILLITON PLC	195,401	241,278
13,275	BORAL LTD.	44,047	51,827
32,841	BRAMBLES LTD.	174,637	293,876
22,493	COCA-COLA AMATIL LTD.	143,242	164,269
971	COCHLEAR LTD.	35,893	85,874
25,057	COMMONWEALTH BANK OF AUSTRALIA	1,036,987	1,490,169
146,418	CORPORATE TRAVEL MANAGEMENT LTD.	1,066,445	1,935,738
146,073	CREDIT CORP. GROUP LTD.	1,119,509	1,891,120
43,886	CSL LTD.	2,672,405	3,180,018
39,647	DEXUS PROPERTY GROUP	223,436	275,240
29,219	DUET GROUP	49,534	57,775
97,180	FORTESCUE METALS GROUP LTD.	212,026	413,065
548,736	G8 EDUCATION LTD.	1,172,266	1,421,623
40,810	GOODMAN GROUP	150,085	209,982
30,080	GPT GROUP (THE)	100,097	109,187
17,989	HARVEY NORMAN HOLDINGS LTD.	52,604	66,726
22,476	INCITEC PIVOT LTD.	40,394	58,391
47,825	INSURANCE AUSTRALIA GROUP LTD.	120,292	206,732
10,015	LENDLEASE GROUP	61,130	105,664
11,250	MACQUARIE GROUP LTD.	340,166	707,299
37,974	MIRVAC GROUP	50,570	58,370
31,987	NATIONAL AUSTRALIA BANK LTD.	493,678	707,969
17,346	NEWCREST MINING LTD.	173,211	253,484
618,368	OFX GROUP LTD.	905,778	749,692
56,579	OIL SEARCH LTD.	279,489	292,753
17,965	ORIGIN ENERGY LTD.	77,152	85,436
16,330	ORORA LTD.	16,762	35,236
416	PERPETUAL LTD.	7,027	14,638
4,187	RAMSAY HEALTH CARE LTD.	126,416	206,372
53,873	SANTOS LTD.	157,036	156,287
53,666	SCENTRE GROUP	107,604	179,698
5,884	SEEK LTD.	49,598	63,183
4,898	SHOPPING CENTRES AUSTRALASIA PROPERTY GROUP	7,202	7,812
11,165	SONIC HEALTHCARE LTD.	99,657	172,425
101,955	SOUTH32 LTD.	70,421	202,334
22,356	STAR ENTERTAINMENT GROUP (THE) LTD.	70,002	83,409
20,637	SYDNEY AIRPORT	77,498	89,207
16,067	TABCORP HOLDINGS LTD.	39,321	55,771
17,320	TATTS GROUP LTD.	40,111	55,995
14,041	TELSTRA CORP. LTD.	44,723	51,677
26,039	TRANSURBAN GROUP	118,706	193,924
12,264	TREASURY WINE ESTATES LTD.	49,093	94,521
58,571	VICINITY CENTRES	99,661	126,381
54,691	VOCUS COMMUNICATIONS LTD.	169,880	152,740
237,009	WEBJET LTD.	610,209	1,812,998
1,657	WESFARMERS LTD.	60,183	50,403
42,659	WESTFIELD CORP.	217,717	288,762
82,008	WESTPAC BANKING CORP.	1,340,385	1,929,303
25,317	WOODSIDE PETROLEUM LTD.	497,940	569,294
16,846	WOOLWORTHS LTD.	309,169	292,982
		19,928,866	27,343,128	5.37%
Austria:
1,685	BUWOG A.G.(b)	30,804	39,181

See accompanying notes to the financial statements.	65	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2016

Shares	Security	Cost	Fair value (a)	Percent of net assets
Austria (Cont’d):
3,566	ERSTE GROUP BANK A.G.(b)	$63,770	104,448
313	STRABAG S.E. (BEARER)	5,505	11,087

		100,079	154,716	0.03%
Belgium:
7,120	AGEAS	106,907	281,882
13,822	ANHEUSER-BUSCH INBEV S.A./N.V.	502,521	1,462,975
10,910	BARCO N.V.	740,520	919,212
1,645	COLRUYT S.A.	74,892	81,394
97,858	ECONOCOM GROUP S.A./N.V.(b)	1,273,682	1,435,963
17,642	GROUPE BRUXELLES LAMBERT S.A.	1,483,565	1,480,468
9,979	KBC GROUP N.V.	397,316	617,974
16,150	ONTEX GROUP N.V.	423,872	480,258
2,962	PROXIMUS SADP	71,203	85,307
1,071	TELENET GROUP HOLDING N.V.(b)	51,789	59,436
1,896	UCB S.A.	81,069	121,566

		5,207,336	7,026,435	1.38%
Brazil:
261,868	AMBEV S.A. ADR(d)	1,502,567	1,285,772
111,245	CETIP S.A. - MERCADOS ORGANIZADOS	1,375,665	1,524,419
54,000	GRENDENE S.A.	363,157	291,677
314,508	LINX S.A.	1,252,930	1,676,564
13,900	M DIAS BRANCO S.A.(b)	260,329	491,178
183,200	QUALICORP S.A.	1,005,698	1,083,541
		5,760,346	6,353,151	1.25%
Canada:
2,200	AGNICO EAGLE MINES LTD.	63,567	92,496
3,620	AGRIUM, INC.	154,492	363,874
6,409	ALIMENTATION COUCHE-TARD, INC., CLASS B	200,962	290,604
14,318	ALTAGAS LTD.	325,394	361,509
47,100	BADGER DAYLIGHTING LTD.	869,674	1,126,064
11,663	BANK OF MONTREAL	692,033	838,860
4,788	BANK OF NOVA SCOTIA (THE)	166,799	266,600
27,451	BARRICK GOLD CORP.	239,298	439,371
2,475	BCE, INC.	102,928	106,971
49,653	BOMBARDIER, INC., CLASS B(b)	48,169	79,880
27,947	BOYD GROUP INCOME FUND	1,785,052	1,780,915
17,843	BROOKFIELD ASSET MANAGEMENT, INC., CLASS A	164,693	588,703
11,740	CAE, INC.	85,345	164,210
100,500	CANACCORD GENUITY GROUP, INC.(b)	421,963	357,044
8,470	CANADIAN IMPERIAL BANK OF COMMERCE	417,420	691,150
17,247	CANADIAN NATIONAL RAILWAY CO.	366,908	1,160,719
26,238	CANADIAN NATURAL RESOURCES LTD.	589,011	836,200
17,750	CANADIAN PACIFIC RAILWAY LTD.	2,116,556	2,534,167
3,606	CANADIAN PACIFIC RAILWAY LTD.	112,878	514,479
1,060	CANADIAN TIRE CORP. LTD., CLASS A	80,129	109,951
1,884	CANADIAN UTILITIES LTD., CLASS A	45,048	50,782
19,600	CANADIAN WESTERN BANK	436,244	442,903
314	CCL INDUSTRIES, INC., CLASS B	45,979	61,694
5,119	CENOVUS ENERGY, INC.	58,296	77,396
6,978	CGI GROUP, INC., CLASS A(b)	55,128	334,907
8,200	CONSTELLATION SOFTWARE, INC.	2,796,679	3,726,201
6,122	CRESCENT POINT ENERGY CORP.	59,539	83,213
83,900	DESCARTES SYSTEMS GROUP (THE), INC.(b)	1,782,957	1,789,042
2,064	DOLLARAMA, INC.	75,934	151,235
13,200	DOREL INDUSTRIES, INC., CLASS B	476,805	381,455
7,455	ECN CAPITAL CORP.	17,223	18,323
113,139	ELDORADO GOLD CORP.(b)	319,802	364,027
7,455	ELEMENT FLEET MANAGEMENT CORP.	67,431	69,184
10,505	ENBRIDGE, INC.	445,332	442,060
33,604	ENCANA CORP.	212,882	394,443
33,800	ENERFLEX LTD.	348,127	429,218
211	FAIRFAX FINANCIAL HOLDINGS LTD.	52,589	101,913
6,587	FINNING INTERNATIONAL, INC.	109,877	128,978
8,046	FIRST QUANTUM MINERALS LTD.	52,095	80,002
2,919	FRANCO-NEVADA CORP.	138,161	174,533
18,700	GENWORTH MI CANADA, INC.	382,689	468,806

See accompanying notes to the financial statements.	66	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2016

Shares	Security	Cost	Fair value (a)	Percent of net assets
Canada (Cont’d):
614	GEORGE WESTON LTD.	$48,280	51,945
6,104	GILDAN ACTIVEWEAR, INC.	33,435	154,981
7,233	GOLDCORP, INC.	71,545	98,476
193,900	GRAN TIERRA ENERGY, INC.(b)	480,450	586,328
2,200	GREAT-WEST LIFECO, INC.	49,273	57,628
3,116	H&R REAL ESTATE INVESTMENT TRUST	49,167	51,916
48,021	IMPERIAL OIL LTD.	1,904,341	1,670,622
2,672	INTACT FINANCIAL CORP.	170,651	191,248
33,281	KINROSS GOLD CORP.(b)	62,810	103,860
7,600	LAURENTIAN BANK OF CANADA	295,598	326,778
4,185	LOBLAW COS. LTD.	167,040	220,806
9,476	MAGNA INTERNATIONAL, INC.	61,549	411,463
32,165	MANULIFE FINANCIAL CORP.	389,957	572,796
1,723	METHANEX CORP.	23,658	75,573
3,000	METRO, INC.	54,328	89,733
42,020	MTY FOOD GROUP, INC.	1,142,540	1,582,342
48,700	MULLEN GROUP LTD.	854,415	719,265
2,600	ONEX CORP.	105,376	176,955
3,282	OPEN TEXT CORP.	72,477	202,691
21,359	PEMBINA PIPELINE CORP.	509,162	667,504
7,286	POTASH CORP. OF SASKATCHEWAN, INC.	118,488	131,812
583	PRAIRIESKY ROYALTY LTD.	11,473	13,869
3,681	RESTAURANT BRANDS INTERNATIONAL, INC.	137,022	175,325
2,701	RITCHIE BROS. AUCTIONEERS, INC.	50,064	91,633
9,354	ROGERS COMMUNICATIONS, INC., CLASS B	221,766	360,812
36,738	ROYAL BANK OF CANADA	1,472,354	2,486,413
30,700	RUSSEL METALS, INC.	534,151	584,893
4,800	SAPUTO, INC.	103,951	169,849
4,800	SEVEN GENERATIONS ENERGY LTD., CLASS A(b)	46,370	111,934
9,661	SHAW COMMUNICATIONS, INC., CLASS B	153,543	193,846
13,000	SHAWCOR LTD.	320,406	347,015
4,726	SILVER WHEATON CORP.	58,903	91,306
1,424	SNC-LAVALIN GROUP, INC.	50,445	61,291
11,810	SUN LIFE FINANCIAL, INC.	235,812	453,436
32,366	SUNCOR ENERGY, INC.	755,817	1,058,256
28,555	TECK RESOURCES LTD., CLASS B	195,137	571,462
26,505	TELUS CORP.	774,736	843,920
35,291	TORONTO-DOMINION BANK (THE)	749,566	1,740,565
9,097	TRANSCANADA CORP.	362,684	410,183
18,713	TURQUOISE HILL RESOURCES LTD.(b)	35,694	60,070
66,286	VERESEN, INC.	504,158	647,235
817	WASTE CONNECTIONS, INC.	52,460	64,070
25,967	YAMANA GOLD, INC.	47,753	72,912
		30,520,893	41,229,099	8.10%
China:
47,000	AAC TECHNOLOGIES HOLDINGS, INC.	162,421	426,997
14,597	BAIDU, INC. ADR(b)(d)	1,817,934	2,399,893
1,312,329	CHINA MEDICAL SYSTEM HOLDINGS LTD.	970,551	2,078,200
886,500	CHINA ZHENGTONG AUTO SERVICES HOLDINGS LTD.	505,928	258,365
44,550	CTRIP.COM INTERNATIONAL LTD. ADR(b)(d)	2,155,266	1,782,000
972,000	GOODBABY INTERNATIONAL HOLDINGS LTD.	409,543	465,036
827,000	GREATVIEW ASEPTIC PACKAGING CO. LTD.	383,987	424,458
66,300	SHANGHAI HAOHAI BIOLOGICAL TECHNOLOGY CO. LTD.,
	CLASS H(e)	307,875	324,040
85,455	TENCENT HOLDINGS LTD.	574,186	2,090,504
1,132,000	XTEP INTERNATIONAL HOLDINGS LTD.	567,701	475,894
		7,855,392	10,725,387	2.11%
Denmark:
74	AP MOLLER - MAERSK A/S, CLASS A	73,820	111,799
147	AP MOLLER - MAERSK A/S, CLASS B	155,573	234,576
17,067	CARLSBERG A/S, CLASS B	1,385,454	1,472,897
27,840	CHR HANSEN HOLDING A/S	1,089,662	1,541,695
28,210	COLOPLAST A/S, CLASS B	1,879,057	1,902,502
14,225	DANSKE BANK A/S	168,005	431,433
2,347	DSV A/S	78,328	104,414
200	FLSMIDTH & CO. A/S	6,012	8,298
808	GENMAB A/S(b)	101,229	134,200

See accompanying notes to the financial statements.	67	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2016

Shares	Security	Cost	Fair value (a)	Percent of net assets
Denmark (Cont’d):
46,371	ISS A/S	$1,386,435	1,565,288
34,450	NOVO NORDISK A/S, CLASS B	664,352	1,242,395
43,852	NOVOZYMES A/S, CLASS B	1,206,831	1,511,924
2,600	PANDORA A/S	18,150	340,163
10,154	TDC A/S(b)	50,412	52,132
3,250	TOPDANMARK A/S(b)	33,361	82,510
3,792	VESTAS WIND SYSTEMS A/S	181,135	246,446
3,896	WILLIAM DEMANT HOLDING A/S(b)	70,444	67,742
		8,548,260	11,050,414	2.17%
Finland:
45,390	AMER SPORTS OYJ	644,392	1,207,873
2,770	ELISA OYJ	86,573	90,187
26,940	HUHTAMAKI OYJ	444,292	1,000,484
1,396	KESKO OYJ, CLASS B	30,705	69,772
5,600	KONE OYJ, CLASS B	116,154	250,943
9,785	NESTE OYJ	155,274	375,957
61,900	NOKIA OYJ	203,584	298,950
2,240	NOKIAN RENKAAT OYJ	31,306	83,518
2,870	ORION OYJ, CLASS B	79,058	127,762
5,232	SAMPO OYJ, CLASS A	211,995	234,563
25,614	STORA ENSO OYJ (REGISTERED)	156,197	275,288
14,474	UPM-KYMMENE OYJ	147,575	355,610
1,849	VALMET OYJ	14,443	27,210
2,352	WARTSILA OYJ ABP	56,960	105,668
		2,378,508	4,503,785	0.89%
France:
2,714	ACCOR S.A.	79,810	101,220
3,443	AEROPORTS DE PARIS	334,974	368,951
3,276	AIR LIQUIDE S.A.	359,196	364,332
11,657	AIRBUS GROUP S.E.	403,103	771,093
1,093	ARKEMA S.A.	77,841	106,932
1,803	ATOS S.E.	138,320	190,267
30,343	AXA S.A.	403,058	766,094
26,840	BENETEAU S.A.	272,439	388,480
17,447	BNP PARIBAS S.A.	725,141	1,112,036
16,698	BOLLORE S.A.	52,911	58,883
2,871	BOUYGUES S.A.	90,917	102,889
3,068	CAPGEMINI S.A.	111,959	258,847
6,929	CARREFOUR S.A.	149,202	166,955
1,087	CASINO GUICHARD PERRACHON S.A.	50,531	52,165
1,360	CHRISTIAN DIOR S.E.	132,368	285,247
8,207	CIE DE SAINT-GOBAIN	279,263	382,323
3,583	CIE GENERALE DES ETABLISSEMENTS MICHELIN	199,215	398,663
26,672	CREDIT AGRICOLE S.A.	211,038	330,739
14,933	DANONE S.A.	815,703	946,297
1,740	DASSAULT SYSTEMES S.E.	116,908	132,590
2,570	EDENRED	43,109	50,955
4,861	ELECTRICITE DE FRANCE S.A.	52,380	49,532
40,882	ENGIE S.A.	496,973	521,577
17,554	ESSILOR INTERNATIONAL S.A.	2,186,401	1,983,637
2,546	EURAZEO S.A.	77,929	148,957
2,230	EUROFINS SCIENTIFIC S.E.	864,505	950,701
1,133	FONCIERE DES REGIONS	96,781	98,919
564	GECINA S.A.	51,331	78,041
13,307	GROUPE EUROTUNNEL S.E. (REGISTERED)	102,800	126,545
4,027	HERMES INTERNATIONAL	1,443,772	1,653,218
713	ICADE	48,053	50,879
514	ILIAD S.A.	68,964	98,825
20,410	INGENICO GROUP S.A.	2,275,143	1,630,036
2,121	JCDECAUX S.A.	50,974	62,358
1,026	KERING	174,510	230,368
3,582	KLEPIERRE	101,009	140,813
2,119	LAGARDERE S.C.A.	50,227	58,876
4,882	LEGRAND S.A.	111,114	277,251
6,679	L’OREAL S.A.	728,756	1,219,115
16,029	LVMH MOET HENNESSY LOUIS VUITTON S.E.	2,294,611	3,060,749
20,736	NATIXIS S.A.	68,871	116,997

See accompanying notes to the financial statements.	68	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2016

				Percent
			Fair	of
Shares	Security	Cost	value (a)	net assets
France (Cont’d):
39,439	ORANGE S.A.	$438,130	599,276
3,919	PERNOD RICARD S.A.	283,874	424,703
12,969	PEUGEOT S.A.(b)	78,174	211,535
3,691	PUBLICIS GROUPE S.A.	227,774	254,683
4,895	RENAULT S.A.	134,511	435,457
3,764	REXEL S.A.	51,854	61,949
3,938	SAFRAN S.A.	203,835	283,624
24,263	SANOFI	1,499,641	1,964,060
14,808	SCHNEIDER ELECTRIC S.E.	713,650	1,030,499
278	SCHNEIDER ELECTRIC S.E.	8,838	19,166
1,813	SCOR S.E.	36,441	62,655
3,311	SES S.A.	62,443	72,930
2,134	SFR GROUP S.A.(b)	51,973	60,270
457	SOCIETE BIC S.A.	49,235	62,129
14,520	SOCIETE GENERALE S.A.	503,103	714,473
6,746	SODEXO S.A.	418,232	775,449
712	TECHNIP S.A.	35,976	50,823
9,578	TELEVISION FRANCAISE 1	79,414	95,288
1,413	THALES S.A.	81,763	137,034
40,004	TOTAL S.A.	1,910,061	2,051,609
1,808	UNIBAIL-RODAMCO S.E.	228,178	431,549
3,900	VALEO S.A.	168,708	224,192
13,671	VEOLIA ENVIRONNEMENT S.A.	145,445	232,771
8,317	VINCI S.A.	347,069	566,441
77,148	VIVENDI S.A.	1,465,214	1,466,244
1,345	WENDEL S.A.	91,561	161,969
		25,707,207	32,344,130	6.35%
Germany:
13,134	ADIDAS A.G.	1,630,103	2,075,900
8,540	ALLIANZ S.E. (REGISTERED)	758,733	1,411,372
21,971	BASF S.E.	1,076,438	2,042,414
17,136	BAYER A.G. (REGISTERED)	1,013,636	1,788,128
5,770	BAYERISCHE MOTOREN WERKE A.G.	473,448	539,049
3,280	BEIERSDORF A.G.	225,003	278,287
1,188	BRENNTAG A.G.	43,546	66,029
14,038	CANCOM S.E.	572,738	665,191
29,496	COMMERZBANK A.G.	190,394	224,981
916	CONTINENTAL A.G.	47,943	177,129
45,970	CTS EVENTIM A.G. & CO. KGAA	1,049,951	1,449,290
22,373	DAIMLER A.G. (REGISTERED)	910,767	1,665,522
19,504	DEUTSCHE BANK A.G. (REGISTERED)(b)	306,848	354,158
3,028	DEUTSCHE BOERSE A.G.	155,699	243,583
1,497	DEUTSCHE BOERSE A.G.(b)	117,452	122,189
4,531	DEUTSCHE LUFTHANSA A.G. (REGISTERED)	51,319	58,522
19,816	DEUTSCHE POST A.G. (REGISTERED)	266,311	651,541
79,647	DEUTSCHE TELEKOM A.G. (REGISTERED)	1,064,833	1,371,210
4,542	DEUTSCHE WOHNEN A.G. (BEARER)	109,838	142,669
7,431	E.ON S.E.	56,153	52,409
3,041	FRESENIUS MEDICAL CARE A.G. & CO. KGAA	190,582	257,529
7,790	FRESENIUS S.E. & CO. KGAA	209,441	608,943
1,527	GEA GROUP A.G.	49,653	61,451
15,090	GERRESHEIMER A.G.	811,383	1,121,763
40,600	GRAND CITY PROPERTIES S.A.	502,297	738,933
2,246	HANNOVER RUECK S.E.	94,321	243,045
3,952	HEIDELBERGCEMENT A.G.	143,515	368,707
1,035	HENKEL A.G. & CO. KGAA	85,975	107,838
2,600	HOCHTIEF A.G.	108,936	364,143
1,280	HUGO BOSS A.G.	70,065	78,324
21,437	INFINEON TECHNOLOGIES A.G.	117,250	372,559
33,360	JENOPTIK A.G.	480,407	576,787
2,661	K+S A.G. (REGISTERED)	50,126	63,557
1,373	LINDE A.G.	199,368	225,609
2,383	MERCK KGAA	115,974	248,714
2,847	METRO A.G.	86,781	94,657
3,549	MUENCHENER RUECKVERSICHERUNGS-GESELLSCHAFT
	A.G. IN MUENCHEN (REGISTERED)	444,935	671,146
1,517	OSRAM LICHT A.G.	42,957	79,564
1,489	PROSIEBENSAT.1 MEDIA S.E.	25,180	57,382

See accompanying notes to the financial statements.	69	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2016

				Percent
			Fair	of
Shares	Security	Cost	value (a)	net assets
Germany (Cont’d):
2,270	RATIONAL A.G.	$567,788	1,013,155
12,568	RWE A.G.(b)	154,112	156,309
18,719	SAP S.E.	805,845	1,631,734
16,683	SIEMENS A.G. (REGISTERED)	1,147,366	2,051,167
10,550	STABILUS S.A.(b)	440,305	566,823
1,283	SYMRISE A.G.	81,345	78,102
33,787	TELEFONICA DEUTSCHLAND HOLDING A.G.	130,155	144,753
6,976	THYSSENKRUPP A.G.	138,543	166,252
9,713	TUI A.G. - CDI	124,901	139,215
7,071	TUI A.G. - CDI	57,698	99,107
4,249	UNIPER S.E.(b)	47,803	58,660
689	VOLKSWAGEN A.G.	76,405	99,181
1,974	VONOVIA S.E.	59,424	64,218
1,702	ZALANDO S.E.(b)(e)	61,430	65,018
		17,843,419	28,053,918	5.51%
Greece:
6,746	HELLENIC TELECOMMUNICATIONS ORGANIZATION S.A.	54,075	63,414
		54,075	63,414	0.01%
Hong Kong:
255,103	AIA GROUP LTD.	929,879	1,439,262
7,200	ASM PACIFIC TECHNOLOGY LTD.	50,866	76,276
243,000	BOC HONG KONG HOLDINGS LTD.	627,235	869,592
10,000	CHEUNG KONG INFRASTRUCTURE HOLDINGS LTD.	46,496	79,567
77,544	CHEUNG KONG PROPERTY HOLDINGS LTD.	299,857	475,494
62,044	CK HUTCHISON HOLDINGS LTD.	421,486	703,291
36,500	CLP HOLDINGS LTD.	253,113	335,370
27,000	GALAXY ENTERTAINMENT GROUP LTD.	67,479	117,686
25,200	HANG SENG BANK LTD.	345,579	468,935
19,033	HENDERSON LAND DEVELOPMENT CO. LTD.	45,544	101,246
30,173	HONG KONG & CHINA GAS CO. LTD.	48,804	53,463
15,300	HONG KONG EXCHANGES & CLEARING LTD.	280,214	361,462
400	HOPEWELL HIGHWAY INFRASTRUCTURE LTD.	229	210
12,000	HYSAN DEVELOPMENT CO. LTD.	49,052	49,597
40,500	LINK REIT	84,195	263,228
199,000	LUK FOOK HOLDINGS INTERNATIONAL LTD.	628,344	519,666
30,500	MTR CORP. LTD.	88,703	148,282
43,500	NWS HOLDINGS LTD.	52,824	70,906
3,085,343	PAX GLOBAL TECHNOLOGY LTD.	1,728,838	2,045,092
190,000	PCCW LTD.	77,804	102,908
24,000	POWER ASSETS HOLDINGS LTD.	139,092	211,542
189,200	SANDS CHINA LTD.	599,483	822,237
1,606,124	SINO BIOPHARMACEUTICAL LTD.	1,132,946	1,130,884
33,400	SINO LAND CO. LTD.	39,470	50,049
349,300	SITOY GROUP HOLDINGS LTD.	222,845	90,990
256,000	STELLA INTERNATIONAL HOLDINGS LTD.	679,964	412,664
10,000	SUN HUNG KAI PROPERTIES LTD.	87,738	126,378
19,000	SWIRE PACIFIC LTD., CLASS A	127,857	181,437
287,400	TECHTRONIC INDUSTRIES CO. LTD.	543,999	1,030,333
3,000	TELEVISION BROADCASTS LTD.	9,222	9,865
665,000	VALUE PARTNERS GROUP LTD.	409,258	528,261
177,000	VINDA INTERNATIONAL HOLDINGS LTD.	318,897	330,969
88,000	VTECH HOLDINGS LTD.	1,043,083	1,176,813
83,500	WH GROUP LTD.(e)	45,547	67,515
23,000	WHEELOCK & CO. LTD.	48,337	129,467
15,000	YUE YUEN INDUSTRIAL HOLDINGS LTD.	30,233	54,452

		11,604,512	14,635,389	2.88%
India:
203,175	DEWAN HOUSING FINANCE CORP. LTD.	659,327	729,388
83,514	HCL TECHNOLOGIES LTD.	920,783	1,018,792
29,755	HDFC BANK LTD. ADR(d)	1,677,613	1,805,534
265,186	JAIN IRRIGATION SYSTEMS LTD.	293,402	344,230

		3,551,125	3,897,944	0.77%
Ireland:
27,481	ACCENTURE PLC, CLASS A	2,723,782	3,218,850
1,332	AERCAP HOLDINGS N.V.(b)	50,212	55,425
22,330	CRH PLC	425,003	774,629

See accompanying notes to the financial statements.	70	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater International Fund

December 31, 2016

				Percent
			Fair	of
Shares	Security	Cost	value (a)	net assets
Ireland (Cont’d):
127,151	EXPERIAN PLC	$2,121,331	2,466,472
17,926	ICON PLC(b)	1,189,763	1,348,035
15,487	JAMES HARDIE INDUSTRIES PLC - CDI	160,183	245,541
4,858	KERRY GROUP PLC, CLASS A	328,282	347,225
24,575	MEDTRONIC PLC	1,827,279	1,750,477
		8,825,835	10,206,654	2.01%
Israel:
31,127	BANK HAPOALIM B.M.	129,966	185,127
52,044	BANK LEUMI LE-ISRAEL B.M.(b)	188,059	214,280
50,000	CAESARSTONE LTD.(b)	2,209,854	1,432,500
2,825	CHECK POINT SOFTWARE TECHNOLOGIES LTD.(b)	218,671	238,599
271,768	MAGIC SOFTWARE ENTERPRISES LTD.	1,720,187	1,807,257
5,900	MIZRAHI TEFAHOT BANK LTD.	51,135	86,309
2,305	MOBILEYE N.V.(b)	77,663	87,867
1,494	NICE LTD.	50,675	101,848
138,097	SAPIENS INTERNATIONAL CORP. N.V.	1,519,662	1,980,311
494	TARO PHARMACEUTICAL INDUSTRIES LTD.(b)	53,058	52,003
27,134	TEVA PHARMACEUTICAL INDUSTRIES LTD. ADR(d)	1,030,775	983,608
		7,249,705	7,169,709	1.41%
Italy:
29,756	ASSICURAZIONI GENERALI S.P.A.	370,271	442,276
18,890	ATLANTIA S.P.A.	374,706	442,630
121,539	AZIMUT HOLDING S.P.A.	1,757,972	2,029,097
25,272	BANCA MEDIOLANUM S.P.A.	87,322	181,696
99,381	ENEL S.P.A.	348,358	438,121
6,101	FERRARI N.V.	258,153	355,149
1,022	FERRARI N.V.	9,333	59,419
61,846	INTERPUMP GROUP S.P.A.	907,225	1,012,339
190,462	INTESA SANPAOLO S.P.A.	334,054	486,388
11,506	ITALGAS S.P.A.(b)	43,605	45,274
10,070	LEONARDO-FINMECCANICA S.P.A.(b)	50,331	141,407
31,856	LUXOTTICA GROUP S.P.A.	1,619,434	1,713,547
10,830	MEDIOBANCA S.P.A.	70,955	88,409
4,438	PRYSMIAN S.P.A.	86,023	113,989
695	RIZZOLI CORRIERE DELLA SERA MEDIAGROUP S.P.A.(b)	460	611
76,191	SNAM S.P.A.	276,534	313,912
23,860	TECHNOGYM S.P.A.(b)(e)	106,999	111,315
30,527	TENARIS S.A.	385,417	545,318
34,652	TERNA RETE ELETTRICA NAZIONALE S.P.A.	130,368	158,745
5,992	TOD’S S.P.A.	377,552	389,802
95,230	UNIPOLSAI S.P.A.	153,826	203,495
		7,748,898	9,272,939	1.82%
Japan:
1,400	ABC-MART, INC.	51,583	79,298
14,200	AEON CO. LTD.	162,360	201,200
4,800	AEON FINANCIAL SERVICE CO. LTD.	49,903	85,301
3,600	AEON MALL CO. LTD.	50,736	50,639
2,300	AISIN SEIKI CO. LTD.	37,584	99,773
15,000	AJINOMOTO CO., INC.	116,767	302,118
2,500	ALFRESA HOLDINGS CORP.	24,420	41,369
2,000	ALPS ELECTRIC CO. LTD.	49,738	48,359
2,000	AMADA HOLDINGS CO. LTD.	10,582	22,332
22,000	ANA HOLDINGS, INC.	55,008	59,256
57,300	ANRITSU CORP.	328,028	308,868
18,000	AOZORA BANK LTD.	51,121	63,606
75,792	ARCLAND SERVICE HOLDINGS CO. LTD.	1,463,181	1,862,457
33,600	ASAHI CO. LTD.	519,214	369,708
5,600	ASAHI GROUP HOLDINGS LTD.	85,235	176,804
36,000	ASAHI KASEI CORP.	181,568	314,028
51,400	ASICS CORP.	766,684	1,026,901
37,000	ASTELLAS PHARMA, INC.	236,149	513,964
1,500	BANDAI NAMCO HOLDINGS, INC.	14,652	41,390
33,000	BANK OF KYOTO (THE) LTD.	216,700	245,082
13,800	BRIDGESTONE CORP.	205,726	497,568
5,200	BROTHER INDUSTRIES LTD.	38,445	93,834
55,600	BUNKA SHUTTER CO. LTD.	422,487	429,101

See accompanying notes to the financial statements.	71	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater International Fund

December 31, 2016

				Percent
			Fair	of
Shares	Security	Cost	value (a)	net assets
Japan (Cont’d):
15,500	CANON, INC.	$438,724	436,984
18,800	CAPCOM CO. LTD.	343,666	442,353
3,300	CENTRAL JAPAN RAILWAY CO.	327,176	542,965
9,700	CHUBU ELECTRIC POWER CO., INC.	128,683	135,530
4,500	CHUGAI PHARMACEUTICAL CO. LTD.	82,278	129,176
7,200	CHUGOKU ELECTRIC POWER (THE) CO., INC.	84,839	84,459
7,900	CITIZEN WATCH CO. LTD.	31,581	47,248
18,757	CONCORDIA FINANCIAL GROUP LTD.	87,711	90,290
19,236	CREDIT SAISON CO. LTD.	213,446	341,845
8,000	DAI NIPPON PRINTING CO. LTD.	74,325	79,059
61,800	DAIBIRU CORP.	611,995	529,299
16,500	DAI-ICHI LIFE HOLDINGS, INC.	198,959	274,729
13,600	DAIICHI SANKYO CO. LTD.	229,746	278,284
4,500	DAIKIN INDUSTRIES LTD.	124,473	413,326
1,200	DAITO TRUST CONSTRUCTION CO. LTD.	117,985	180,501
13,600	DAIWA HOUSE INDUSTRY CO. LTD.	194,625	371,898
38,000	DAIWA SECURITIES GROUP, INC.	169,709	234,194
8,200	DENSO CORP.	185,234	355,222
2,800	DENTSU, INC.	46,871	131,765
41,700	DESCENTE LTD.	242,140	480,241
117,000	DOWA HOLDINGS CO. LTD.	698,077	894,956
7,000	EAST JAPAN RAILWAY CO.	392,789	604,920
3,400	EISAI CO. LTD.	112,861	195,142
7,500	ELECTRIC POWER DEVELOPMENT CO. LTD.	169,053	172,620
1,800	FAMILYMART UNY HOLDINGS CO. LTD.	52,590	119,820
3,100	FANUC CORP.	243,447	525,574
1,400	FAST RETAILING CO. LTD.	214,903	501,065
21,000	FUJI ELECTRIC CO. LTD.	51,969	108,886
13,500	FUJI HEAVY INDUSTRIES LTD.	263,117	551,204
30,500	FUJI OIL HOLDINGS, INC.	457,518	599,170
8,800	FUJIFILM HOLDINGS CORP.	165,274	333,929
18,000	FUJITSU LTD.	64,886	100,030
70,000	FUKUOKA FINANCIAL GROUP, INC.	230,551	310,845
3,200	FURUKAWA ELECTRIC CO. LTD.	65,376	93,638
12,000	GS YUASA CORP.	47,814	49,899
49,500	HACHIJUNI BANK (THE) LTD.	214,554	287,153
3,000	HAMAMATSU PHOTONICS K.K.	52,686	78,931
4,400	HANKYU HANSHIN HOLDINGS, INC.	117,409	141,176
525	HIROSE ELECTRIC CO. LTD.	48,402	65,089
1,100	HISAMITSU PHARMACEUTICAL CO., INC.	45,282	55,059
158,000	HITACHI LTD.	579,912	854,383
21,200	HITACHI METALS LTD.	202,414	287,322
7,300	HOKURIKU ELECTRIC POWER CO.	76,486	81,822
28,200	HONDA MOTOR CO. LTD.	702,314	823,983
5,900	HOYA CORP.	132,155	247,914
68,600	IDOM, INC.	409,382	377,997
2,500	IIDA GROUP HOLDINGS CO. LTD.	44,925	47,422
5,300	INPEX CORP.	50,818	53,102
7,400	ISETAN MITSUKOSHI HOLDINGS LTD.	69,899	79,778
4,800	ISUZU MOTORS LTD.	58,574	60,824
27,200	ITOCHU CORP.	291,860	361,193
4,000	J FRONT RETAILING CO. LTD.	31,099	53,904
7,000	JAPAN EXCHANGE GROUP, INC.	56,090	100,021
8,600	JAPAN POST HOLDINGS CO. LTD.	102,805	107,357
16	JAPAN PRIME REALTY INVESTMENT CORP.	56,433	63,042
171,441	JAPAN PROPERTY MANAGEMENT CENTER CO. LTD.	2,251,658	1,908,404
25	JAPAN REAL ESTATE INVESTMENT CORP.	125,468	136,257
33	JAPAN RETAIL FUND INVESTMENT CORP.	60,174	66,805
20,800	JAPAN TOBACCO, INC.	630,747	684,109
4,000	JGC CORP.	53,048	72,693
3,100	JSR CORP.	39,530	48,884
5,000	JTEKT CORP.	36,670	80,000
13,300	JX HOLDINGS, INC.	63,457	56,295
13,000	KAJIMA CORP.	44,950	89,985
111,838	KAKAKU.COM, INC.	1,732,717	1,850,650
18,000	KANSAI ELECTRIC POWER (THE) CO., INC.(b)	164,557	196,826
3,100	KANSAI PAINT CO. LTD.	29,763	57,106
10,000	KAO CORP.	208,279	474,096

See accompanying notes to the financial statements.	72	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2016

				Percent
			Fair	of
Shares	Security	Cost	value (a)	net assets
Japan (Cont’d):
35,000	KAWASAKI HEAVY INDUSTRIES LTD.	$71,135	109,904
42,762	KDDI CORP.	535,051	1,082,816
13,000	KEIKYU CORP.	95,310	150,717
7,000	KEIO CORP.	44,821	57,557
2,500	KEISEI ELECTRIC RAILWAY CO. LTD.	23,110	60,685
4,081	KEYENCE CORP.	1,676,854	2,800,395
6,000	KIKKOMAN CORP.	52,867	192,000
35,000	KINTETSU GROUP HOLDINGS CO. LTD.	106,062	133,562
10,000	KIRIN HOLDINGS CO. LTD.	103,112	162,695
23,900	KOBAYASHI PHARMACEUTICAL CO. LTD.	646,972	1,022,460
2,300	KONAMI HOLDINGS CORP.	50,313	92,886
7,000	KONICA MINOLTA, INC.	53,139	69,536
21,000	KUBOTA CORP.	129,773	299,795
76,000	KYB CORP.	279,376	368,702
6,700	KYOCERA CORP.	254,933	333,180
5,000	KYOWA HAKKO KIRIN CO. LTD.	54,616	69,134
14,500	KYUSHU ELECTRIC POWER CO., INC.	130,132	157,313
43,400	LAOX CO. LTD.(b)	321,444	265,877
2,800	LAWSON, INC.	120,035	196,689
2,500	LIXIL GROUP CORP.	34,617	56,770
2,400	M3, INC.	51,468	60,475
1,600	MAKITA CORP.	82,169	107,191
32,000	MARUBENI CORP.	162,807	181,473
6,500	MARUI GROUP CO. LTD.	32,287	94,935
1,700	MARUICHI STEEL TUBE LTD.	49,299	55,345
11,400	MAZDA MOTOR CORP.	95,886	186,497
2,400	MEIJI HOLDINGS CO. LTD.	38,749	188,098
29,100	MEITEC CORP.	668,867	1,114,203
8,700	MINEBEA CO. LTD.	84,406	81,585
1,300	MIRACA HOLDINGS, INC.	50,134	58,396
40,000	MITSUBISHI CHEMICAL HOLDINGS CORP.	161,621	259,422
17,500	MITSUBISHI CORP.	230,376	372,834
46,000	MITSUBISHI ELECTRIC CORP.	389,405	641,343
39,000	MITSUBISHI ESTATE CO. LTD.	569,652	776,663
8,500	MITSUBISHI GAS CHEMICAL CO., INC.	75,149	145,091
103,000	MITSUBISHI HEAVY INDUSTRIES LTD.	349,475	469,372
4,000	MITSUBISHI LOGISTICS CORP.	45,017	56,573
1,800	MITSUBISHI MATERIALS CORP.	47,129	55,290
13,300	MITSUBISHI MOTORS CORP.	60,808	75,789
3,800	MITSUBISHI TANABE PHARMA CORP.	49,996	74,553
216,400	MITSUBISHI UFJ FINANCIAL GROUP, INC.	1,020,956	1,333,487
27,000	MITSUBISHI UFJ LEASE & FINANCE CO. LTD.	83,878	139,534
25,500	MITSUI & CO. LTD.	248,595	350,618
37,000	MITSUI CHEMICALS, INC.	87,469	166,203
13,000	MITSUI FUDOSAN CO. LTD.	316,615	300,877
3,000	MITSUI MINING & SMELTING CO. LTD.	5,391	7,598
43,000	MITSUI OSK LINES LTD.	90,360	119,204
370,200	MIZUHO FINANCIAL GROUP, INC.	565,773	664,539
9,780	MS&AD INSURANCE GROUP HOLDINGS, INC.	217,632	303,253
4,800	MURATA MANUFACTURING CO. LTD.	304,817	642,738
98,000	NACHI-FUJIKOSHI CORP.	472,883	425,121
44,000	NEC CORP.	109,228	116,706
5,000	NGK INSULATORS LTD.	63,090	96,984
4,100	NGK SPARK PLUG CO. LTD.	48,644	91,138
6,000	NH FOODS LTD.	72,315	161,968
4,300	NIDEC CORP.	158,515	371,042
62,404	NIHON M&A CENTER, INC.	1,228,658	1,735,298
36,100	NIHON PARKERIZING CO. LTD.	481,156	423,470
3,500	NIKON CORP.	39,528	54,413
2,600	NINTENDO CO. LTD.	285,625	545,917
22	NIPPON BUILDING FUND, INC.	90,970	121,788
17,000	NIPPON EXPRESS CO. LTD.	60,747	91,491
2,000	NIPPON PAINT HOLDINGS CO. LTD.	44,426	54,503
15,200	NIPPON TELEGRAPH & TELEPHONE CORP.	342,697	638,823
66,000	NIPPON YUSEN K.K.	127,650	122,541
5,000	NISSAN CHEMICAL INDUSTRIES LTD.	50,851	167,059
34,600	NISSAN MOTOR CO. LTD.	316,967	347,998
3,670	NISSHIN SEIFUN GROUP, INC.	31,991	55,077

See accompanying notes to the financial statements.	73	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2016

				Percent
			Fair	of
Shares	Security	Cost	value (a)	net assets
Japan (Cont’d):
1,200	NISSIN FOODS HOLDINGS CO. LTD.	$43,959	63,042
2,700	NITORI HOLDINGS CO. LTD.	87,310	308,637
4,000	NITTO DENKO CORP.	125,248	306,960
3,100	NOK CORP.	51,304	62,756
97,400	NOMURA HOLDINGS, INC.	360,220	574,275
8,400	NOMURA REAL ESTATE HOLDINGS, INC.	130,390	142,881
34	NOMURA REAL ESTATE MASTER FUND, INC.	46,931	51,433
3,267	NOMURA RESEARCH INSTITUTE LTD.	43,930	99,512
7,000	NSK LTD.	50,459	81,095
1,400	NTT DATA CORP.	36,520	67,679
29,200	NTT DOCOMO, INC.	479,428	665,323
18,900	NTT URBAN DEVELOPMENT CORP.	159,857	166,401
12,000	OBAYASHI CORP.	48,665	114,687
2,600	ODAKYU ELECTRIC RAILWAY CO. LTD.	43,250	51,455
15,000	OJI HOLDINGS CORP.	59,820	61,091
7,400	OLYMPUS CORP.	153,138	255,795
5,800	OMRON CORP.	167,504	222,571
5,900	ONO PHARMACEUTICAL CO. LTD.	64,138	129,005
8,000	ONWARD HOLDINGS CO. LTD.	54,094	56,060
4,800	ORIENTAL LAND CO. LTD.	113,097	271,305
13,500	ORIX CORP.	156,751	210,687
37,000	OSAKA GAS CO. LTD.	121,878	142,333
8,700	OTSUKA HOLDINGS CO. LTD.	264,752	379,115
36,000	PANASONIC CORP.	242,139	366,391
2,600	PARK24 CO. LTD.	51,627	70,520
15,200	RAKUTEN, INC.	97,714	148,976
1,600	RECRUIT HOLDINGS CO. LTD.	50,223	64,205
19,300	RESONA HOLDINGS, INC.	74,265	98,998
30,100	RICOH CO. LTD.	248,535	254,450
1,200	RINNAI CORP.	52,047	96,821
4,200	ROHM CO. LTD.	166,807	241,848
2,300	SANKYO CO. LTD.	77,278	74,289
13,000	SANTEN PHARMACEUTICAL CO. LTD.	85,886	159,059
13,720	SBI HOLDINGS, INC.	111,165	174,560
3,400	SECOM CO. LTD.	133,812	248,669
7,300	SEGA SAMMY HOLDINGS, INC.	68,324	108,618
8,400	SEIBU HOLDINGS, INC.	139,989	150,643
3,600	SEIKO EPSON CORP.	55,145	76,235
13,000	SEKISUI CHEMICAL CO. LTD.	66,177	207,333
9,800	SEKISUI HOUSE LTD.	105,606	163,131
14,000	SEVEN & I HOLDINGS CO. LTD.	329,694	533,408
77,400	SEVEN BANK LTD.	227,795	221,852
4,000	SHIMADZU CORP.	25,419	63,726
1,000	SHIMAMURA CO. LTD.	61,206	124,834
1,500	SHIMANO, INC.	58,204	235,380
6,000	SHIMIZU CORP.	50,949	54,879
10,000	SHIN-ETSU CHEMICAL CO. LTD.	508,153	775,786
17,800	SHINKO PLANTECH CO. LTD.	146,224	129,302
4,000	SHIONOGI & CO. LTD.	67,679	191,624
5,900	SHISEIDO CO. LTD.	88,706	149,349
1,100	SMC CORP.	155,380	262,635
69,215	SMS CO. LTD.	877,129	1,534,426
18,400	SOFTBANK GROUP CORP.	412,233	1,222,468
9,000	SOMPO HOLDINGS, INC.	202,248	304,941
18,800	SONY CORP.	260,756	526,802
13,500	SQUARE ENIX HOLDINGS CO. LTD.	170,840	347,102
41,400	STANLEY ELECTRIC CO. LTD.	603,109	1,131,748
2,500	SUGI HOLDINGS CO. LTD.	119,164	118,930
25,000	SUMITOMO CHEMICAL CO. LTD.	74,256	118,930
32,400	SUMITOMO CORP.	311,418	381,315
4,000	SUMITOMO DAINIPPON PHARMA CO. LTD.	45,511	68,791
14,800	SUMITOMO ELECTRIC INDUSTRIES LTD.	148,166	213,563
12,000	SUMITOMO HEAVY INDUSTRIES LTD.	39,379	77,313
18,000	SUMITOMO METAL MINING CO. LTD.	187,124	232,094
41,000	SUMITOMO MITSUI FINANCIAL GROUP, INC.	1,267,071	1,564,578
14,331	SUMITOMO MITSUI TRUST HOLDINGS, INC.	429,445	512,912
4,000	SUMITOMO REALTY & DEVELOPMENT CO. LTD.	110,500	106,302
57,900	SUMITOMO RUBBER INDUSTRIES LTD.	688,127	919,464

See accompanying notes to the financial statements.	74	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2016

				Percent
			Fair	of
Shares	Security	Cost	value (a)	net assets
Japan (Cont’d):
9,300	SUZUKI MOTOR CORP.	$199,522	327,360
25,485	SYSMEX CORP.	582,414	1,476,222
7,200	T & D HOLDINGS, INC.	71,473	95,209
43,000	TAIHEIYO CEMENT CORP.	104,143	136,128
17,000	TAISEI CORP.	55,809	118,982
1,000	TAISHO PHARMACEUTICAL HOLDINGS CO. LTD.	68,094	82,995
5,500	TAIYO NIPPON SANSO CORP.	49,981	63,718
10,000	TAKASHIMAYA CO. LTD.	63,872	82,481
7,100	TAKEDA PHARMACEUTICAL CO. LTD.	246,901	293,720
1,100	TDK CORP.	52,815	75,671
14,200	TECHNOPRO HOLDINGS, INC.	488,187	455,615
5,800	TEIJIN LTD.	67,529	117,563
5,200	TERUMO CORP.	95,419	191,983
2,000	THK CO. LTD.	29,290	44,252
14,000	TOBU RAILWAY CO. LTD.	65,385	69,476
2,200	TOHO CO. LTD.	42,502	62,212
17,000	TOHO GAS CO. LTD.	81,221	138,327
10,600	TOHOKU ELECTRIC POWER CO., INC.	96,604	133,957
16,400	TOKIO MARINE HOLDINGS, INC.	426,902	672,979
28,100	TOKYO ELECTRIC POWER CO. HOLDINGS, INC.(b)	104,659	113,482
17,200	TOKYO ELECTRON LTD.	887,621	1,625,446
30,000	TOKYO GAS CO. LTD.	103,615	135,760
9,800	TOKYO TATEMONO CO. LTD.	110,919	131,058
25,000	TOKYU CORP.	103,448	183,743
20,000	TOKYU FUDOSAN HOLDINGS CORP.	69,576	118,075
28,000	TONENGENERAL SEKIYU K.K.	263,514	295,153
19,000	TORAY INDUSTRIES, INC.	87,423	153,821
39,000	TOSHIBA CORP.(b)	88,294	94,468
3,000	TOTO LTD.	30,029	118,717
3,000	TOYO SUISAN KAISHA LTD.	74,690	108,706
5,600	TOYOTA INDUSTRIES CORP.	168,810	266,883
48,862	TOYOTA MOTOR CORP.	1,707,201	2,875,490
7,300	TOYOTA TSUSHO CORP.	136,342	190,190
2,500	TREND MICRO, INC.	74,501	88,877
62,000	TSUGAMI CORP.	324,668	355,953
43,400	TSUMURA & CO.	1,008,894	1,195,705
19,262	TSURUHA HOLDINGS, INC.	706,440	1,829,375
8,000	UBE INDUSTRIES LTD.	13,963	16,770
7,800	UNICHARM CORP.	68,794	170,682
34	UNITED URBAN INVESTMENT CORP.	52,061	51,753
36,100	USHIO, INC.	405,307	460,536
4,900	USS CO. LTD.	56,003	78,065
4,100	WEST JAPAN RAILWAY CO.	134,756	251,630
38,100	YAHOO JAPAN CORP.	118,297	146,369
3,100	YAKULT HONSHA CO. LTD.	101,546	143,760
16,300	YAMADA DENKI CO. LTD.	56,674	87,863
12,000	YAMAGUCHI FINANCIAL GROUP, INC.	112,747	130,704
8,300	YAMAHA MOTOR CO. LTD.	106,577	182,795
3,500	YAMATO HOLDINGS CO. LTD.	56,707	71,168
4,000	YAMAZAKI BAKING CO. LTD.	44,679	77,279
5,000	YASKAWA ELECTRIC CORP.	48,019	77,775
4,600	YOKOGAWA ELECTRIC CORP.	49,277	66,634
		58,851,959	85,857,626	16.87%
Jordan:
2,797	HIKMA PHARMACEUTICALS PLC	58,456	65,252
		58,456	65,252	0.01%
Mexico:
3,986	FRESNILLO PLC	52,236	59,980
453,934	WAL-MART DE MEXICO S.A.B. DE C.V.	1,381,919	811,314

		1,434,155	871,294	0.17%
Netherlands:
39,160	AALBERTS INDUSTRIES N.V.	808,041	1,270,455
23,580	ACCELL GROUP	391,077	543,839
35,981	AEGON N.V.	133,041	198,013
4,809	AKZO NOBEL N.V.	214,185	300,644
10,414	ALTICE N.V., CLASS A(b)	150,435	206,420

See accompanying notes to the financial statements.	75	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater International Fund

December 31, 2016

				Percent
			Fair	of
Shares	Security	Cost	value (a)	net assets
Netherlands (Cont’d):
3,262	ALTICE N.V., CLASS B(b)	$50,824	65,001
42,890	ARCADIS N.V.	1,006,886	601,825
82,680	ARCELORMITTAL(b)	380,361	610,624
8,748	ASML HOLDING N.V.	251,458	982,095
10,933	BETER BED HOLDING N.V.	188,948	194,496
18,089	CORE LABORATORIES N.V.	2,061,745	2,171,404
3,610	EXOR N.V.	90,616	155,727
4,039	HEINEKEN HOLDING N.V.	241,616	281,204
3,662	HEINEKEN N.V.	128,663	274,693
263,031	ING GROEP N.V.	2,353,835	3,701,880
24,953	KONINKLIJKE AHOLD DELHAIZE N.V.	357,231	526,123
3,281	KONINKLIJKE DSM N.V.	122,903	196,725
51,375	KONINKLIJKE KPN N.V.	108,346	152,181
20,095	KONINKLIJKE PHILIPS N.V.	343,642	613,437
3,440	NN GROUP N.V.	102,690	116,582
4,877	NXP SEMICONDUCTORS N.V.(b)	393,113	477,995
8,430	QIAGEN N.V.(b)	119,420	236,754
3,238	RANDSTAD HOLDING N.V.	99,928	175,639
57,658	REFRESCO GROUP N.V.(e)	947,021	875,810
84,420	ROYAL DUTCH SHELL PLC, CLASS A	2,033,725	2,333,079
87,557	ROYAL DUTCH SHELL PLC, CLASS B	1,952,874	2,540,089
6,193	WOLTERS KLUWER N.V.	101,075	224,386
		15,133,699	20,027,120	3.93%
New Zealand:
16,545	AUCKLAND INTERNATIONAL AIRPORT LTD.	50,086	71,836
7,256	FLETCHER BUILDING LTD.	34,509	53,432
8,264	RYMAN HEALTHCARE LTD.	47,891	46,559
18,050	SKYCITY ENTERTAINMENT GROUP LTD.	49,428	49,280
207,601	SPARK NEW ZEALAND LTD.	477,631	491,792
		659,545	712,899	0.14%
Norway:
46,453	AKER SOLUTIONS ASA(b)	398,470	222,546
13,773	DNB ASA	87,874	204,792
46,372	NORSK HYDRO ASA	176,415	221,782
97,615	ORKLA ASA	664,869	883,982
21,735	STATOIL ASA	373,513	398,689
23,718	TELENOR ASA	360,610	354,314
2,940	TGS NOPEC GEOPHYSICAL CO. ASA	49,354	65,266
60,850	TOMRA SYSTEMS ASA	503,097	637,719
4,000	YARA INTERNATIONAL ASA	109,527	157,492
		2,723,729	3,146,582	0.62%
Philippines:
386,461	METROPOLITAN BANK & TRUST CO.	658,640	564,386
3,065,000	VISTA LAND & LIFESCAPES, INC.	315,280	305,190
		973,920	869,576	0.17%
Poland:
10,800	CCC S.A.	483,899	525,334
		483,899	525,334	0.10%
Portugal:
20,567	EDP - ENERGIAS DE PORTUGAL S.A.	48,529	62,655
8,119	GALP ENERGIA SGPS S.A.	108,273	121,274
10,286	JERONIMO MARTINS SGPS S.A.	127,947	159,598
		284,749	343,527	0.07%
Russia:
69,290	YANDEX N.V., CLASS A(b)	1,540,112	1,394,808
		1,540,112	1,394,808	0.27%
Singapore:
31,000	ASCENDAS REAL ESTATE INVESTMENT TRUST	51,557	48,593
133,600	CAPITALAND LTD.	267,129	278,612
36,000	CAPITALAND MALL TRUST	34,133	46,860
8,300	CITY DEVELOPMENTS LTD.	45,519	47,456
32,000	COMFORTDELGRO CORP. LTD.	49,631	54,580
45,300	DBS GROUP HOLDINGS LTD.	343,605	542,418
93,100	GENTING SINGAPORE PLC	46,422	58,181

See accompanying notes to the financial statements.	76	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater International Fund

December 31, 2016

				Percent
			Fair	of
Shares	Security	Cost	value (a)	net assets
Singapore (Cont’d):
80,000	KEPPEL CORP. LTD.	$278,811	319,856
7,840	KEPPEL REIT	3,207	5,522
8,000	OVERSEA-CHINESE BANKING CORP. LTD.	48,344	49,277
27,600	SEMBCORP INDUSTRIES LTD.	55,183	54,318
12,000	SINGAPORE AIRLINES LTD.	70,334	80,130
13,000	SINGAPORE EXCHANGE LTD.	40,226	64,275
26,000	SINGAPORE PRESS HOLDINGS LTD.	44,166	63,377
25,600	SINGAPORE TECHNOLOGIES ENGINEERING LTD.	58,613	57,099
170,000	SINGAPORE TELECOMMUNICATIONS LTD.	324,551	428,478
4,600	UNITED OVERSEAS BANK LTD.	26,071	64,800
15,000	UOL GROUP LTD.	49,917	62,045
35,400	WILMAR INTERNATIONAL LTD.	68,955	87,757
		1,906,374	2,413,634	0.47%
South Africa:
8,608	INVESTEC PLC	50,848	56,861
11,950	MEDICLINIC INTERNATIONAL PLC	118,146	113,547
113,758	SHOPRITE HOLDINGS LTD.	2,073,230	1,420,220
		2,242,224	1,590,628	0.31%
South Korea:
68,404	BNK FINANCIAL GROUP, INC.	736,213	491,594
109,458	DGB FINANCIAL GROUP, INC.	1,123,210	885,415
5,842	HYUNDAI MIPO DOCKYARD CO. LTD.(b)	617,529	325,039
11,741	KIA MOTORS CORP.	539,610	381,548
4,478	KIWOOM SECURITIES CO. LTD.	242,864	266,945
18,695	KOREA INVESTMENT HOLDINGS CO. LTD.	690,575	648,552
1,928	SAMSUNG ELECTRONICS CO. LTD.	2,285,018	2,876,516
		6,235,019	5,875,609	1.15%
Spain:
23,459	ABERTIS INFRAESTRUCTURAS S.A.	310,064	328,308
1,260	ACCIONA S.A.	78,312	92,751
1,731	ACS ACTIVIDADES DE CONSTRUCCION Y SERVICIOS S.A.	50,359	54,701
759	AENA S.A.(e)	68,300	103,585
8,385	AMADEUS IT GROUP S.A.	256,762	381,039
127,837	BANCO BILBAO VIZCAYA ARGENTARIA S.A.	731,627	863,117
188,184	BANCO SANTANDER S.A.	835,541	982,338
7,551	BANKINTER S.A.	51,111	58,501
96,203	CAIXABANK S.A.	236,376	317,982
13,880	CONSTRUCCIONES Y AUXILIAR DE FERROCARRILES S.A.	645,501	559,593
10,680	DISTRIBUIDORA INTERNACIONAL DE ALIMENTACION S.A.	53,683	52,445
10,362	ENAGAS S.A.	213,104	263,145
2,616	ENDESA S.A.	51,202	55,419
3,362	FERROVIAL S.A.	50,676	60,145
16,489	GAS NATURAL SDG S.A.	264,629	310,866
15,282	GRIFOLS S.A.	273,863	303,715
60,806	IBERDROLA S.A.	298,760	399,022
43,605	INDUSTRIA DE DISENO TEXTIL S.A.	1,146,453	1,488,563
21,686	MAPFRE S.A.	49,735	66,201
26,579	RED ELECTRICA CORP. S.A.	390,097	501,513
46,787	REPSOL S.A.	567,752	660,940
10,806	TECNICAS REUNIDAS S.A.	356,930	443,224
		6,980,837	8,347,113	1.64%
Sweden:
22,200	ASSA ABLOY AB, CLASS B	89,466	412,050
17,828	ATLAS COPCO AB, CLASS A	275,239	543,024
13,024	ATLAS COPCO AB, CLASS B	226,073	355,385
3,519	BOLIDEN AB	59,035	91,890
31,182	BULTEN AB	262,010	304,612
145,247	CELLAVISION AB	1,032,264	1,371,067
92,170	CLOETTA AB, CLASS B	309,534	290,352
29,850	DUNI AB	262,610	409,550
7,501	ELECTROLUX AB, CLASS B	95,788	186,319
19,782	HENNES & MAURITZ AB, CLASS B	453,970	550,212
4,591	HEXAGON AB, CLASS B	86,469	164,026
17,500	HUSQVARNA AB, CLASS B	64,201	136,091
8,270	INDUSTRIVARDEN AB, CLASS C	85,948	154,133

See accompanying notes to the financial statements.	77	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater International Fund

December 31, 2016

				Percent
			Fair	of
Shares	Security	Cost	value (a)	net assets
Sweden (Cont’d):
10,953	INVESTOR AB, CLASS B	$150,033	409,358
3,000	KINNEVIK AB, CLASS B	51,225	71,883
3,301	LUNDIN PETROLEUM AB(b)	46,596	71,777
41,436	NORDEA BANK AB	232,747	460,723
13,973	SANDVIK AB	86,678	172,849
13,348	SECURITAS AB, CLASS B	106,689	210,096
83,628	SKANDINAVISKA ENSKILDA BANKEN AB, CLASS A	577,532	877,072
4,287	SKANSKA AB, CLASS B	53,143	101,215
2,910	SKF AB, CLASS B	46,158	53,533
10,869	SVENSKA CELLULOSA AB S.C.A., CLASS B	139,005	306,960
61,429	SVENSKA HANDELSBANKEN AB, CLASS A	588,266	853,611
5,879	SWEDBANK AB, CLASS A	114,588	142,158
59,340	TELEFONAKTIEBOLAGET LM ERICSSON, CLASS B	304,553	348,461
50,581	TETHYS OIL AB	383,644	437,211
66,010	THULE GROUP AB (THE)(e)	805,989	1,032,470
25,108	VOLVO AB, CLASS B	162,740	293,229
		7,152,193	10,811,317	2.12%
Switzerland:
158,603	ABB LTD. (REGISTERED)(b)	2,910,475	3,345,569
1,807	ACTELION LTD. (REGISTERED)(b)	109,134	391,283
18,852	ADECCO GROUP A.G. (REGISTERED)	841,205	1,233,905
3,027	ARYZTA A.G.(b)	88,968	133,321
484	BALOISE HOLDING A.G. (REGISTERED)	26,452	60,981
88	BARRY CALLEBAUT A.G. (REGISTERED)(b)	88,741	107,678
3,470	BASILEA PHARMACEUTICA A.G. (REGISTERED)(b)	261,957	249,098
4,050	BUCHER INDUSTRIES A.G. (REGISTERED)	928,822	997,287
35	CHOCOLADEFABRIKEN LINDT & SPRUENGLI A.G. (PARTICIPATION CERTIFICATE)	50,308	181,307
3	CHOCOLADEFABRIKEN LINDT & SPRUENGLI A.G. (REGISTERED)	75,352	182,363
22,607	CHUBB LTD.	1,821,921	2,986,837
21,254	CIE FINANCIERE RICHEMONT S.A. (REGISTERED)	1,318,705	1,407,819
2,819	COCA-COLA HBC A.G. - CDI(b)	52,202	61,492
26,209	CREDIT SUISSE GROUP A.G. (REGISTERED)(b)	305,324	376,032
521	DUFRY A.G. (REGISTERED)(b)	59,186	64,978
110	EMS-CHEMIE HOLDING A.G. (REGISTERED)	45,821	55,902
990	GEBERIT A.G. (REGISTERED)	85,632	396,856
201	GIVAUDAN S.A. (REGISTERED)	184,207	368,326
124,017	GLENCORE PLC(b)	271,249	423,898
4,134	JULIUS BAER GROUP LTD.(b)	87,890	183,621
348	KUEHNE + NAGEL INTERNATIONAL A.G. (REGISTERED)	46,581	45,999
5,569	LAFARGEHOLCIM LTD. (REGISTERED)(b)	193,725	293,408
30,950	LOGITECH INTERNATIONAL S.A. (REGISTERED)	306,996	766,632
1,082	LONZA GROUP A.G. (REGISTERED)(b)	80,211	187,328
93,486	NESTLE S.A. (REGISTERED)	3,837,806	6,706,425
64,579	NOVARTIS A.G. (REGISTERED)	3,212,678	4,699,307
11,805	PANALPINA WELTTRANSPORT HOLDING A.G. (REGISTERED)	985,400	1,474,611
8,225	PARGESA HOLDING S.A. (BEARER)	522,375	535,518
136	PARTNERS GROUP HOLDING A.G.	47,269	63,740
12,677	ROCHE HOLDING A.G. (GENUSSCHEIN)	1,678,439	2,895,679
1,381	SCHINDLER HOLDING A.G. (PARTICIPATION CERTIFICATE)	108,493	243,570
589	SCHINDLER HOLDING A.G. (REGISTERED)	68,597	102,900
999	SGS S.A. (REGISTERED)	2,048,869	2,032,729
77	SIKA A.G. (BEARER)	152,753	369,915
1,300	SONOVA HOLDING A.G. (REGISTERED)	84,464	157,537
9,004	STMICROELECTRONICS N.V.	44,215	102,126
635	SULZER A.G. (REGISTERED)	30,609	65,477
984	SWATCH GROUP (THE) A.G. (BEARER)	257,036	306,032
743	SWISS LIFE HOLDING A.G. (REGISTERED)(b)	101,194	210,284
1,660	SWISS PRIME SITE A.G. (REGISTERED)(b)	125,957	135,874
3,535	SWISS RE A.G.	264,252	334,997
792	SWISSCOM A.G. (REGISTERED)	299,329	354,739
1,839	SYNGENTA A.G.(b)	500,196	728,611
26,523	TE CONNECTIVITY LTD.	498,023	1,837,513
252,429	UBS GROUP A.G. (REGISTERED)	4,304,227	3,953,886
3,550	VZ HOLDING A.G.	948,793	1,065,035
4,176	WOLSELEY PLC	70,461	255,369

See accompanying notes to the financial statements.	78	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater International Fund

December 31, 2016

				Percent
			Fair	of
Shares	Security	Cost	value (a)	net assets
Switzerland (Cont’d):
4,900	ZURICH INSURANCE GROUP A.G.(b)	$961,960	1,349,268
		31,394,459	44,483,062	8.74%
Taiwan:
303,778	CHICONY ELECTRONICS CO. LTD.	767,560	706,921
102,000	GIANT MANUFACTURING CO. LTD.	540,156	579,168
96,481	TAIWAN SEMICONDUCTOR MANUFACTURING CO. LTD. ADR(d)	1,480,906	2,773,829
355,000	TRIPOD TECHNOLOGY CORP.	805,082	801,886
		3,593,704	4,861,804	0.96%
Thailand:
843,000	LPN DEVELOPMENT PCL (REGISTERED)	503,454	284,841
127,500	TISCO FINANCIAL GROUP PCL (REGISTERED)	194,827	214,515
146,700	TISCO FINANCIAL GROUP PCL NVDR	224,126	246,818
		922,407	746,174	0.15%
United Kingdom:
28,238	3I GROUP PLC	108,512	244,996
134,971	ABERDEEN ASSET MANAGEMENT PLC	477,788	427,988
2,834	ADMIRAL GROUP PLC	35,119	63,810
5,026	AGGREKO PLC	50,603	56,861
79,912	AMEC FOSTER WHEELER PLC	1,016,241	462,873
58,936	ANGLO AMERICAN PLC(b)	468,356	842,540
10,135	AON PLC	941,506	1,130,357
14,424	ASSOCIATED BRITISH FOODS PLC	456,183	487,955
26,375	ASTRAZENECA PLC	983,695	1,442,389
10,313	AUTO TRADER GROUP PLC(e)	51,982	51,983
76,752	AVIVA PLC	307,975	460,082
5,239	BABCOCK INTERNATIONAL GROUP PLC	41,807	61,531
49,150	BAE SYSTEMS PLC	250,400	358,286
318,603	BARCLAYS PLC	647,028	877,368
8,300	BELLWAY PLC	139,290	253,268
2,391	BERKELEY GROUP HOLDINGS PLC	71,739	82,742
18,870	BOVIS HOMES GROUP PLC	159,247	190,694
92,623	BP PLC	558,283	581,701
33,662	BRITISH AMERICAN TOBACCO PLC	1,304,094	1,917,231
37,587	BRITISH LAND (THE) CO. PLC	252,585	291,598
210,090	BT GROUP PLC	825,487	949,959
5,543	BUNZL PLC	52,031	144,070
8,202	BURBERRY GROUP PLC	40,549	151,319
30,021	CAPITA PLC	206,328	196,459
136,536	CENTRICA PLC	346,482	393,913
13,580	CNH INDUSTRIAL N.V.	56,886	118,148
274,596	COBHAM PLC	532,026	553,981
304,153	COMPASS GROUP PLC	3,143,335	5,626,321
2,849	CRODA INTERNATIONAL PLC	101,252	112,215
10,632	CYBG PLC - CDI(b)	28,649	36,982
149,250	DEVRO PLC	504,193	349,018
132,410	DFS FURNITURE PLC	611,442	370,423
71,379	DIAGEO PLC	972,078	1,856,114
151,879	DIPLOMA PLC	1,146,014	1,944,755
29,465	DIRECT LINE INSURANCE GROUP PLC	123,934	134,139
18,947	DIXONS CARPHONE PLC	76,376	82,800
435,060	DOMINO’S PIZZA GROUP PLC	1,842,096	1,934,494
3,792	EASYJET PLC	49,609	46,966
99,640	EMIS GROUP PLC	1,317,689	1,184,371
24,413	FIAT CHRYSLER AUTOMOBILES N.V.	161,492	222,676
10,222	FIAT CHRYSLER AUTOMOBILES N.V.	17,872	93,225
195,744	FOXTONS GROUP PLC	709,083	246,060
30,218	G4S PLC	92,368	87,516
32,712	GKN PLC	101,683	133,722
88,274	GLAXOSMITHKLINE PLC	1,352,925	1,699,282
63,580	GREGGS PLC	500,551	760,053
25,875	HAMMERSON PLC	126,745	182,720
3,142	HARGREAVES LANSDOWN PLC	48,173	46,970
321,316	HSBC HOLDINGS PLC	2,023,400	2,601,257
38,061	IMI PLC	510,382	487,826
24,043	IMPERIAL BRANDS PLC	671,493	1,049,664

See accompanying notes to the financial statements.	79	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater International Fund

December 31, 2016

				Percent
			Fair	of
Shares	Security	Cost	value (a)	net assets
United Kingdom (Cont’d):
12,262	INDIVIOR PLC	$11,861	44,761
14,896	INMARSAT PLC	118,054	137,959
1,398	INTERCONTINENTAL HOTELS GROUP PLC	52,064	62,679
32,745	INTERNATIONAL CONSOLIDATED AIRLINES GROUP S.A. - CDI	90,834	176,792
2,722	INTERTEK GROUP PLC	108,909	116,773
225,775	IOMART GROUP PLC	873,850	848,648
103,895	ITV PLC	191,956	264,275
31,939	J SAINSBURY PLC	93,794	98,128
3,627	JOHNSON MATTHEY PLC	85,066	142,233
47,251	KINGFISHER PLC	129,045	203,987
149,840	LAIRD PLC	525,654	282,534
27,834	LAND SECURITIES GROUP PLC	262,915	365,666
86,237	LEGAL & GENERAL GROUP PLC	219,337	263,145
9,107	LIVANOVA PLC(b)	559,558	409,542
2,457,718	LLOYDS BANKING GROUP PLC	1,917,179	1,893,360
6,030	LONDON STOCK EXCHANGE GROUP PLC	69,795	216,550
445,197	MAN GROUP PLC	664,828	649,066
17,996	MARKS & SPENCER GROUP PLC	68,165	77,624
11,489	MEGGITT PLC	39,233	64,933
9,380	MERLIN ENTERTAINMENTS PLC(e)	50,482	51,858
104,028	MORTGAGE ADVICE BUREAU HOLDINGS LTD.	430,509	443,907
39,427	NATIONAL GRID PLC	307,455	462,381
4,130	NEXT PLC	139,980	253,625
111,053	OLD MUTUAL PLC	166,441	283,714
34,424	OXFORD INSTRUMENTS PLC	533,717	310,545
16,001	PEARSON PLC	157,487	161,405
50,106	PRUDENTIAL PLC	783,953	1,004,992
85,630	QINETIQ GROUP PLC	148,374	277,334
2,341	RANDGOLD RESOURCES LTD.	150,411	185,076
48,445	RECKITT BENCKISER GROUP PLC	3,662,058	4,111,191
40,900	RELX N.V.	410,924	688,424
125,390	RELX PLC	983,893	2,239,149
39,935	RIGHTMOVE PLC	1,557,933	1,920,896
23,247	RIO TINTO LTD.	733,396	1,004,894
41,280	RIO TINTO PLC	1,089,187	1,606,839
1,388,878	ROLLS-ROYCE HOLDINGS PLC(b)	1,701	1,712
32,329	ROLLS-ROYCE HOLDINGS PLC(b)	266,136	266,146
793,982	ROYAL BANK OF SCOTLAND GROUP PLC(b)	3,604,516	2,197,719
20,657	SAGE GROUP (THE) PLC	74,323	166,748
5,867	SCHRODERS PLC	208,015	216,770
16,135	SEGRO PLC	67,053	91,092
8,093	SEVERN TRENT PLC	163,887	221,618
238,690	SIG PLC	644,220	303,575
17,175	SKY PLC	114,547	209,760
26,103	SMITH & NEPHEW PLC	251,030	392,788
4,620	SMITHS GROUP PLC	58,251	80,623
25,572	SSE PLC	440,994	489,427
92,045	STANDARD CHARTERED PLC(b)	654,783	752,763
39,357	STANDARD LIFE PLC	131,737	180,433
863,811	TESCO PLC(b)	3,279,963	2,202,044
3,970	TRAVIS PERKINS PLC	69,979	71,041
2,073	UBM PLC	10,703	18,688
25,335	UNILEVER N.V. - CVA	831,895	1,043,153
24,244	UNILEVER PLC	545,190	983,743
12,769	UNILEVER PLC ADR(d)	304,634	519,698
28,597	UNITED UTILITIES GROUP PLC	283,805	317,539
392,087	UTILITYWISE PLC	960,325	964,000
363,970	VECTURA GROUP PLC(b)	560,149	614,971
100,469	VESUVIUS PLC	461,819	489,453
116,904	VODAFONE GROUP PLC	367,496	287,928
14,067	WEIR GROUP (THE) PLC	212,517	327,654
5,178	WHITBREAD PLC	168,592	240,960
20,383	WM MORRISON SUPERMARKETS PLC	52,509	57,952
57,600	WORLDPAY GROUP PLC(e)	192,852	191,592
25,749	WPP PLC	191,382	576,272
		59,178,356	69,886,418	13.73%

See accompanying notes to the financial statements.	80	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater International Fund

December 31, 2016

				Percent
			Fair	of
Shares	Security	Cost	value (a)	net assets
United States:
33,026	ARCH CAPITAL GROUP LTD.(b)	$646,444	2,849,813
18,040	AXIS CAPITAL HOLDINGS LTD.	673,601	1,177,471
4,351	CARNIVAL PLC	131,345	221,190
23,180	FLEX LTD.(b)	138,904	333,096
34,089	LAZARD LTD., CLASS A	982,067	1,400,717
11,640	SHIRE PLC	399,718	671,926
8,041	THOMSON REUTERS CORP.	206,631	351,908
		3,178,710	7,006,121	1.38%
	Sub-total Common Stocks:	367,812,962	483,866,110	95.06%
Master Limited Partnerships:
Canada:
1	BROOKFIELD BUSINESS PARTNERS L.P.	17	15
		17	15	0.00%
	Sub-total Master Limited Partnerships:	17	15	0.00%
Preferred Stocks:
Brazil:
112,300	ALPARGATAS S.A.(b)	332,064	345,384
132,034	TELEFONICA BRASIL S.A. ADR(d)	1,624,427	1,766,615
		1,956,491	2,111,999	0.42%
Germany:
1,521	BAYERISCHE MOTOREN WERKE A.G.	49,612	116,399
2,072	HENKEL A.G. & CO. KGAA	181,473	247,009
3,478	PORSCHE AUTOMOBIL HOLDING S.E.	159,145	189,426
2,627	VOLKSWAGEN A.G.	341,213	368,754
		731,443	921,588	0.18%
South Korea:
205	SAMSUNG ELECTRONICS CO. LTD.	179,321	243,223
		179,321	243,223	0.05%
	Sub-total Preferred Stocks	2,867,255	3,276,810	0.65%
Convertible Preferred Stocks:
Canada:
41,800	GRAN TIERRA ENERGY, INC.(b)	125,400	126,236
		125,400	126,236	0.03%
	Sub-total Convertible Preferred Stocks	125,400	126,236	0.03%
Rights:
Australia:
6,972	CORPORATE TRAVEL MANAGEMENT LTD.(b)	-	17,308
		-	17,308	0.00%
Austria:
10,586	IMMOEAST A.G.(b)(c)	-	-
		-	-	0.00%
	Sub-total Rights	-	17,308	0.00%
Investment Companies:
United States:
18,700	ISHARES MSCI EAFE SMALL-CAP ETF	943,661	932,008
		943,661	932,008	0.18%
	Sub-total Investment Companies	943,661	932,008	0.18%

See accompanying notes to the financial statements.	81	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater International Fund

December 31, 2016

				Percent
			Fair	of
Shares	Security	Cost	value (a)	net assets
Short-Term Investments:
19,594,255	NORTHERN INSTITUTIONAL FUNDS - U.S. GOVERNMENT SELECT PORTFOLIO, 0.38%(f)	$19,594,255	19,594,255
	Sub-total Short-Term Investments:	19,594,255	19,594,255	3.85%
	Grand total(g)	$391,343,550	507,812,742	99.77%

Notes to Schedule of Investments:

(a)	Investments are valued in accordance with procedures described in note 2 to the financial statements.

(b)	Non-income producing assets.

(c)	Security has been deemed worthless and is a Level 3 investment.

(d)	Securities are American Depositary Receipts of companies based outside of the United States representing 2.62% of net assets as of December 31, 2016.

(e)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees.

(f)	The short-term investment is a money market portfolio of the investment company Northern Institutional Funds. At December 31, 2015, the value of the Clearwater International Fund’s investment in the U.S. Government Select Portfolio of the Northern Institutional Funds was $17,987,135 with net buys of $1,607,120 during the fiscal year ended December 31, 2016.

(g)	At December 31, 2016, the cost for Federal income tax purposes was $393,843,722. The aggregate gross unrealized appreciation and depreciation of investments in securities based on this cost was as follows:

Gross unrealized appreciation	$129,274,964
Gross unrealized depreciation	(15,305,944)
Net unrealized appreciation	$113,969,020

At December 31, 2016, the industry sectors for the Clearwater International Fund were:

Percent of
Long-Term
Industry Sector	Investments
Consumer Discretionary	15.51%
Consumer Staples	9.74
Energy	5.01
Financials	19.91
Health Care	9.88
Industrials	14.47
Information Technology	13.26
Materials	5.50
Real Estate	2.51
Telecommunication Services	2.60
Utilities	1.61
100.00%

See accompanying notes to the financial statements.	82	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater International Fund

December 31, 2016

At December 31, 2016, the Clearwater International Fund’s investments were denominated in the following currencies:

Percent of
Long-Term
Concentration by Currency	Investments
Euro	21.88%
Japanese Yen	17.59
British Pound	15.18
United States Dollar	9.41
Canadian Dollar	8.00
Swiss Franc	7.79
Australian Dollar	5.82
All other currencies less than 5%	14.33
100.00%

At December 31, 2016, the Clearwater International Fund had outstanding forward foreign currency exchange contracts as follows:

	Amount	In	Amount
Contracts To	(Local	Exchange	(Local	Settlement	Unrealized
Deliver Currency	Currency)	For Currency	Currency)	Date	Gains (Losses)	Counterparty
Japanese Yen	124,000,000	United States Dollar	1,228,209	2/3/17	$165,183	Northern Trust
Japanese Yen	25,340,960	United States Dollar	215,535	2/3/17	(1,708)	Northern Trust
Chinese Offshore Yuan	14,034,216	United States Dollar	2,013,604	5/15/17	55,982	Northern Trust

					$219,457

See accompanying notes to the financial statements.	83	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments – Clearwater International Fund

December 31, 2016

See accompanying notes to the financial statements.	84

Item 2. Code of Ethics

As of December 31, 2016, the Board of Trustees of Clearwater Investment Trust (the “Trust”) has adopted a code of ethics that applies to the Trust’s President/Principal Executive Officer and Treasurer/Principal Financial Officer (“Code of Ethics”). For the fiscal year ended December 31, 2016, there were no amendments to any provision of the Code of Ethics, nor were there any waivers granted from a provision of the Code of Ethics.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the Trust consists of eight members, five of whom are Independent Trustees as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Trustees does not include an “audit committee financial expert” (as defined in Item 3 of Form N-CSR). Given the restrictive nature of the definition of an “audit committee financial expert,” the Board of Trustees has determined that no current member of the Board of Trustees of the Trust qualifies as an “audit committee financial expert.” Furthermore, the Board of Trustees has determined that given the nature of investment company financial statements in general and the investment policies of the Trust’s fund offerings in particular that the independent trustees possess the necessary skills and experience to perform the functions of the audit committee.

Item 4. Principal Accountant Fees and Services

		2016	2015

(a)	Audit Fees	$103,000	$96,775
(b)	Audit-Related Fees	$0	$0
(c)	Tax Fees[1]	$29,630	$38,760
(d)	All Other Fees	$0	$0

1Tax Fees are the aggregate amount billed by the Trust’s principal accountant for tax compliance, tax advice, international tax reclaim filings and tax planning during the fiscal year.

(e)

1.	The audit committee has adopted pre-approval policies and procedures regarding the provision of non-audit services to the trust, as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The policies and procedures provide that, if pre-approval of non-audit services is requested other than at a regularly scheduled Audit Committee Meeting, Fund management shall present such request to the Audit Committee Chair, or committee member if a Chair is not designated, for review of the proposal and determination if a special session of the Audit Committee is required. If the Chair or member determines the request requires a special session, the Audit Committee Chair will call a session per standard protocols and invite non-members as required. If the request is deemed in adherence to the independence of the auditor and to the benefit of the Fund, the Chair or designee may grant the pre-approval without a special session.

The Chair, designee or Audit Committee shall review the purpose, terms and risks of the request in addition to assurances of maintaining auditor independence and adherence to Regulation S-X, paragraph (c)(7) of Rule 2-01. If the pre-approval request is approved, the request will be presented at the next regularly scheduled Audit Committee for ratification.

2.	No services were pre-approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	Non-Audit Related Fees Provided to the Trust or to the Trust’s Investment Adviser.

2016 = $13,000	2015 = $15,500

(h)	For the most recent fiscal year, the Audit Committee has determined that the provision of non-audit services to Clearwater Management Company and its affiliates was compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

Not applicable (the Funds are not listed issuers).

Item 6.	Investments

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable (the Trust is an open-end management investment company).

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable (the Trust is an open-end management investment company).

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable (the Trust is an open-end management investment company).

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board of Trustees.

Item 11.	Controls and Procedures

(a)	The Trust’s principal executive officer and principal financial officer have concluded that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective based on the principal executive officer and principal financial officer’s evaluation of these controls and procedures, as required by Rule 30a-3(b) under the 1940 Act, as of a date within 90 days of the filing date of this document.

(b)	There have been no significant changes in the Trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 12.	Exhibits

(a)(1)	(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is incorporated by reference to Exhibit 12(a)(1) to the report filed on Form N-CSR on March 5, 2015 (Accession Number 0000897101-15-000283).

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the 1940 Act.

(a)(3)	No written solicitations to purchase securities were sent or delivered during the period covered by this report by or on behalf of the Trust.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the 1940 Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Clearwater Investment Trust

By	/s/ Justin H. Weyerhaeuser
Justin H. Weyerhaeuser
President (Principal Executive Officer) and
Treasurer (Principal Financial Officer)

Date: March 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Clearwater Investment Trust

By	/s/ Justin H. Weyerhaeuser
Justin H. Weyerhaeuser
President (Principal Executive Officer)

Date: March 7, 2017

Clearwater Investment Trust

By	/s/ Justin H. Weyerhaeuser
Justin H. Weyerhaeuser
Treasurer (Principal Financial Officer)

Date: March 7, 2017